VANGUARD(R)
BALANCED INDEX
FUND

ANNUAL REPORT
DECEMBER 31, 1999

[A MEMBER OF
THE VANGUARD GROUP LOGO]

[PHOTO]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:
Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?
     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB

--------------------------------------------------------------------------------
CONTENTS
REPORT FROM THE CHAIRMAN.......................1
THE MARKETS IN PERSPECTIVE.....................6
FUND PROFILE...................................8
PERFORMANCE SUMMARY...........................12
FINANCIAL STATEMENTS..........................13
REPORT OF INDEPENDENT ACCOUNTANTS.............52
--------------------------------------------------------------------------------

[PHOTO]
JOHN J. BRENNAN


REPORT FROM THE CHAIRMAN
The U.S. stock market--driven by a small cadre of technology companies--soared in 1999, but the bond market had its worst year since 1994. Vanguard Balanced Index Fund gained 13.6% for the year, an excellent absolute return that reflected the disparate returns of stocks and bonds. Our return surpassed the average return for our balanced mutual fund competitors for the sixth consecutive year.
     As the table at right shows, the fund's 12-month total return (capital change plus reinvested distributions and dividends) was 4.9 percentage points higher than that of our average peer and even a bit higher than that of our unmanaged benchmark, the Balanced Composite Index--a notable feat for an index fund. The index is weighted 60% in the Wilshire 5000 Total Market Index, which represents the entire U.S. stock market, and 40% in the Lehman Brothers Aggregate Bond Index, a proxy for the U.S. taxable bond market.


--------------------------------------------------------------------
                                                   TOTAL RETURNS
                                                    YEAR ENDED
                                                 DECEMBER 31, 1999
--------------------------------------------------------------------
Vanguard Balanced Index Fund                           13.6%
Average Balanced Fund*                                  8.7%
Balanced Composite Index**                             13.5%
Wilshire 5000 Index                                    23.8%
Lehman Aggregate Bond Index                            -0.8
--------------------------------------------------------------------
* Derived from data provided by Lipper Inc.
**Made up of two umanaged  benchmarks,  weighted 60% Wilshire 5000 Index and 40%
  Lehman Aggregate Bond Index.

     The fund's total return is based on an increase in net asset value from $18.48 per share on December 31, 1998, to $20.22 per share on December 31, 1999, and is adjusted for dividends totaling $0.58 per share paid from net investment income and distributions totaling $0.14 per share paid from net realized capital gains. The fund's annualized yield at year-end 1999 was 3.2%.

FINANCIAL MARKETS IN REVIEW
The U.S. stock market rode the technology wave in 1999 to an unprecedented fifth consecutive year of returns exceeding 20%. This year's performance was something of a come-from-behind story. Stocks got off to a strong start during the first four months of 1999 but, weighed down by higher interest rates, struggled through most of the summer and into the fall. Through September, the Wilshire 5000 Index returned 4.6%. But technology stocks rallied, leading the market on an upward tear over the final quarter, bringing the Wilshire 5000's full-year return to a remarkable 23.8%.
     The Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 21.0%. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.
     The rise for the major indexes in 1999 suggests a broad advance for the market, but in truth it was a year of "haves" and "have nots"--many stocks did not join in the market's ascent. Fully 60% of the stocks listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq issues fell by more than 20%.) As mentioned, the technology sector set a torrid pace--tech stocks in the S&P 500 Index gained 74% for the year and were largely responsible for growth stocks within the index (up 28.2%) far outpacing value stocks (12.7%).
         Somewhat surprisingly, these stock market returns occurred in an environment of rising interest rates. Rates increased substantially during 1999--a rise encouraged by Federal Reserve Board policymakers, who boosted short-term interest rates in three steps by a total of 0.75 percentage point (75 basis points). Higher rates can depress stock prices, especially for growth issues, because they lessen the current value of projected future earnings. But during 1999, investors decided that improving prospects for corporate profits outweighed the negative impact of higher rates.
     Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Interest rates rose across all maturities in 1999, and prices dropped accordingly. The yield of the benchmark 30-year U.S. Treasury bond stood at 6.48% on December 31, 138 basis points above its 5.10% yield when the year began. As always, long-term bonds were hardest hit by the rise in rates, and their prices fell almost -15% during the year. The total return of the Lehman Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%.

1999 PERFORMANCE OVERVIEW
As noted, this was the sixth consecutive year in which the Balanced Index Fund bested the average return of balanced funds. Our return of 13.6% surpassed that of our average peer by 4.9 percentage points, the widest margin ever. For the first time, the fund outpaced its target index, too.
     We strive to maintain a ratio of 60% in stocks and 40% in bonds. However, the exact proportion can fluctuate a bit, which accounts, in part, for our return differing slightly from that of the index.
     The reason that diversified balanced funds make sense for many investors was evident in 1999. A mix of asset classes--bonds and stocks in the case of Vanguard Balanced Index Fund--helps to protect a portfolio from the vicissitudes of any one market segment. In a bad year for bonds, stocks saved the day. In future periods, no doubt, stocks will suffer significant declines, and a bond allocation could cushion the blow. The Balanced Index Fund, by automatically rebalancing the stock/bond allocation, helps you to "lean against the wind" by moving assets from an overweighted asset class to the underweighted asset group. Without this feature, the strong run-up in stock prices over the past several years would have made for a top-heavy allocation to stocks and a riskier asset mix than our mandate allows.

LIFETIME PERFORMANCE OVERVIEW
The table below presents the Balanced Index Fund's average annual returns since its inception compared with the results of its average peer and the Balanced Composite Index. The table also shows the results of hypothetical $10,000 investments made in the fund at inception, in the average peer fund, and in the index.

--------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                        NOVEMBER 9, 1992, TO DECEMBER 31, 1999
                                       -----------------------------------------
                                        AVERAGE             FINAL VALUE OF
                                        ANNUAL                 A $10,000
                                        RETURN              INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Balanced Index Fund            14.9%                   $26,941
--------------------------------------------------------------------------------
Average Balanced Fund                   12.6%                   $23,396
--------------------------------------------------------------------------------
Balanced Composite Index                15.2%                   $27,447
--------------------------------------------------------------------------------
     The Balanced Index Fund has performed well, both on an absolute basis and relative to its mutual fund competitors. The fund's return of 14.9% a year topped its competitors' average annual return by 2.3 percentage points, and trailed the index by only 0.3 percentage point. Only in one year--1993, the first full year of the fund's existence--did the fund fare worse than its average competitor, falling short by 0.7 percentage point.
     That we have lagged the index a bit over the long term is not surprising, given that the fund incurs real-world operating and transaction costs that do not burden a theoretical construct such as an index. However, the Balanced Index Fund's costs are far lower than those of the average balanced fund. With an expense ratio (annual expenses as a percentage of average net assets) of 0.20%, or $2.00 per $1,000 in assets, our operating costs are less than one-sixth those of the average peer, which charges 1.31% annually, or $13.10 per $1,000 of assets. This cost gap explains a good deal of our advantage over our competitors.
     We believe it is important to note that the lifetime returns for the Balanced Index Fund and its comparative standards--and for the financial markets in general--were unusually generous compared with long-term norms. This is principally due to the fantastic stock market returns experienced during the period. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% during the 1990s, more than 11/2 times the average return of about 11% achieved by stocks since 1925.
     In part, the big returns of the past decade reflect the underlying growth in the U.S. economy and in corporate profits. But another part of the gains can be traced to growing optimism about stocks and less fear of their risks. These changes in perception are reflected in the extraordinary rise in the average stock's price/earnings ratio--from about 16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows whether or how investor perceptions will change. But we note that the moods of markets, like the moods of the millions of individuals who make up the markets, can shift dramatically.
     In constructing long-term plans, we believe it is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns. We don't believe it is realistic to expect the next decade to be as rewarding as the past one. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%. If long-term bond returns approximate their current yields--and that's the best guess to make--the current yields of nearly 6.5% on long-term U.S. Treasury securities translate into a real return of nearly 4 percentage points over recent inflation rates.

IN SUMMARY
Vanguard has long advocated that you build your investment program after considering your investment time horizon, goals, and financial situation. Further, we believe that a diversified portfolio of stocks, bonds, and short-term reserves is a good way to participate in the long-term rewards of investing while being prepared for the ever-present risks. This is, in a nutshell, what the Balanced Index Fund is all about. Diversification and balance can help you to "stay the course" as you pursue your long-term goals.


John J. Brennan
Chairman and Chief Executive Officer

January 24, 2000

--------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER
--------------------------------------------------------------------------------
As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS
Beginning with this annual report, Vanguard is pleased to provide a review of the Balanced Index Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:
o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.
o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)
     As you can see, the Balanced Index Fund's pretax total return of 13.6% for the year ended December 31, 1999, was reduced by taxes to 12.1%. In other words, for investors in the highest bracket, taxes cut the fund's pretax return by 1.5 percentage points. In comparison, taxes reduced the pretax return of the fund's average peer by 2.3 percentage points.
     Over the past five years, the Balanced Index Fund has demonstrated solid tax efficiency. It generated a higher pretax return than its peer group average and lost less to taxes.

-------------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                             PERIODS ENDED DECEMBER 31, 1999
                                   --------------------------------------------------------------
                                         1 YEAR             5 YEARS             SINCE INCEPTION*
                                         ------             -------             -----------------
                                   PRETAX   AFTER-TAX   PRETAX  AFTER-TAX     PRETAX   AFTER-TAX
-------------------------------------------------------------------------------------------------
Vanguard Balanced
Index Fund                         13.6%      12.1%      19.1%    17.3%       14.9%      13.2%
Average Domestic
Hybrid Fund**                       8.8        6.5       15.6     12.7         --         --
-------------------------------------------------------------------------------------------------

*November 9, 1992.
**Based on data from Morningstar, Inc.

     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.


A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.
     Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS
The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.
     U.S. economic output increased at an inflation-adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

--------------------------------------------------------------------------------
                                                AVERAGE ANNUAL RETURNS
                                             PERIODS ENDED DECEMBER 31, 1999
                                             -----------------------------------
                                             1 YEAR     3 YEARS   5 YEARS
--------------------------------------------------------------------------------
STOCKS
 S&P 500 Index                                21.0%       27.6%     28.6%
 Russell 2000 Index                           21.3        13.1      16.7
 Wilshire 5000 Index                          23.8        26.1      27.1
 MSCI EAFE Index                              27.3        16.1      13.2
--------------------------------------------------------------------------------
BONDS
 Lehman Aggregate Bond Index                  -0.8%        5.7%      7.7%
 Lehman 10 Year Municipal Bond Index          -1.3         4.8       7.1
 Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                    4.7         5.0       5.2
--------------------------------------------------------------------------------
OTHER
Consumer Price Index                          2.7%        2.0%      2.4%
--------------------------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.
     Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

         Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS
The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.
     The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.
     At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.
     Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%.
Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS
Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.
     Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.
     Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

FUND PROFILE
BALANCED INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10-11.

TOTAL FUND CHARACTERISTICS
--------------------------
Yield               3.2%
Turnover Rate        29%
Expense Ratio      0.20%
Cash Reserves       0.6%


FUND ASSET ALLOCATION
---------------------
[PIE CHART]
BONDS          39%
STOCKS         60%
CASH RESERVES   1%


TOTAL FUND VOLATILITY MEASURES
------------------------------
           BALANCED       S&P
              INDEX       500
------------------------------
R-Squared      0.97      1.00
Beta           0.61      1.00


TEN LARGEST STOCKS
(% OF EQUITIES)
--------------------------------------------
Microsoft Corp.                      3.8%
General Electric Co.                 3.2
Cisco Systems, Inc.                  2.2
Wal-Mart Stores, Inc.                2.0
Exxon Mobil Corp.                    1.8
Intel Corp.                          1.7
Lucent Technologies, Inc.            1.5
International Business Machines Corp.1.2
Citigroup, Inc.                      1.2
American International Group, Inc.   1.1
--------------------------------------------
Top Ten                             19.7%
--------------------------------------------
Top Ten as % of Total Net Assets    11.8%



SECTOR   DIVERSIFICATION  (% OF COMMON  STOCKS)
-------------------------------------------------------------------------
                            DECEMBER 31, 1998      DECEMBER 31, 1999
                            ---------------------------------------------
                              BALANCED          BALANCED       WILSHIRE
                                INDEX             INDEX          5000
                            ---------------------------------------------
Auto & Transportation            2.7%             2.1%           2.0%
Consumer Discretionary          13.9             15.8           15.9
Consumer Staples                 8.0              5.2            5.2
Financial Services              18.1             14.6           14.4
Health Care                     11.8              8.9            8.9
Integrated Oils                  3.4              3.0            3.0
Other Energy                     1.3              1.7            1.7
Materials & Processing           4.1              3.3            3.3
Producer Durables                3.6              3.4            3.3
Technology                      16.7             26.8           27.2
Utilities                       11.2             10.1           10.2
Other                            5.2              5.1            4.9
-------------------------------------------------------------------------

EQUITY CHARACTERISTICS
------------------------------------------------
                     BALANCED          WILSHIRE
                        INDEX              5000
------------------------------------------------
Number of Stocks        3,142             7,093
Median Market Cap      $42.8B            $41.9B
Price/Earnings Ratio    27.4x             27.8x
Price/Book Ratio         5.0x              5.0x
Dividend Yield           1.1%              1.1%
Return on Equity        22.5%             22.4%
Earnings Growth Rate    17.3%             17.5%
Foreign Holdings         0.0%              0.0%



EQUITY INVESTMENT FOCUS
-----------------------
[grid]
STYLE          BLEND
MARKET CAP     LARGE



FIXED-INCOME CHARACTERISTICS
------------------------------------------------------
                         BALANCED
                            INDEX             LEHMAN*
------------------------------------------------------
Number of Bonds               449             5,545
Yield to Maturity            7.1%              7.2%
Average Coupon               7.2%              6.8%
Average Maturity        9.0 years         8.9 years
Average Quality               Aa1               Aaa
Average Duration        5.0 years         4.9 years

*Lehman Aggregate Bond Index.



FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------
[grid]
AVERAGE MATURITY         MEDIUM
CREDIT QUALITY           TREASURY/AGENCY



DISTRIBUTION BY ISSUER
(% OF BONDS)
-------------------------------
Asset-Backed             4.3%
Finance                 13.0
Foreign                  4.8
Industrial              10.0
Mortgage                34.7
Treasury/Agency         28.9
Utilities                4.3
-------------------------------
Total                  100.0%




DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
-------------------------------
Treasury/Agency          28.9%
Aaa                      39.2
Aa                        6.0
A                        12.6
Baa                      13.3
Ba                        0.0
B                         0.0
Not Rated                 0.0
-------------------------------
Total                   100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY
BALANCED INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: NOVEMBER 9, 1992-DECEMBER 31, 1999
---------------------------------------------------------------------
                         BALANCED INDEX FUND             COMPOSITE
                                                           INDEX*
FISCAL              CAPITAL      INCOME     TOTAL          TOTAL
YEAR                 RETURN      RETURN    RETURN         RETURN
---------------------------------------------------------------------
1992                   2.9%       0.8%      3.7%            3.8%
1993                   6.1        3.9      10.0            10.7
1994                  -5.2        3.6      -1.6            -1.2
1995                  24.0        4.6      28.6            29.0
1996                  10.0%       3.9%     13.9%           14.0%
1997                  18.2        4.0      22.2            22.5
1998                  14.3        3.6      17.9            18.1
1999                  10.2        3.4      13.6            13.5
---------------------------------------------------------------------
*60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.
See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: NOVEMBER 9, 1992-DECEMBER 31, 1999
--------------------------------------------------------------------------------
11/9/1992         10000         10000         10000         10000         10000
   199212         10369         10373         10385         10393         10372
   199303         10770         10784         10817         10827         10800
   199306         10922         10949         10989         10918         11086
   199309         11288         11325         11369         11355         11376
   199312         11399         11482         11494         11560         11383
   199403         10997         11108         11105         11128         11056
   199406         10888         10973         11008         11039         10942
   199409         11258         11294         11394         11640         11009
   199412         11214         11193         11360         11549         11051
   199503         12026         11867         12202         12590         11608
   199506         12986         12728         13184         13768         12315
   199509         13776         13438         14007         15026         12556
   199512         14418         14012         14656         15756         13091
   199603         14789         14368         15044         16650         12859
   199606         15186         14703         15481         17389         12932
   199609         15573         15113         15864         17873         13172
   199612         16422         15940         16713         19106         13650
   199703         16445         15911         16740         19215         13573
   199706         18330         17557         18664         22460         14071
   199709         19627         18744         20015         24667         14539
   199712         20068         18969         20468         25096         14966
   199803         21767         20387         22215         28434         15200
   199806         22226         20642         22678         28967         15555
   199809         20986         19355         21451         25493         16213
   199812         23643         21526         24174         31379         15886
   199903         24135         21706         24685         32587         15807
   199906         25159         22702         25725         35080         15667
   199909         24272         21787         24788         32814         15774
   199912         26941         23396         27447         38837         15755



                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED DECEMBER 31, 1999
                                    -------------------------------
                                                           SINCE       FINAL VALUE OF A
                                   1 YEAR   5 YEARS    INCEPTION      $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
Balanced Index Fund*               13.61%    19.13%       14.89%           $26,941
Average Balanced Fund**             8.69     15.89        12.64             23,396
Balanced Composite Index***        13.54     19.30        15.19             27,447
Wilshire 5000 Index                23.77     27.11        20.92             38,837
Lehman Aggregate Bond Index        -0.82      7.73         6.57             15,755
-------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
***60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.








AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------
                                                                  SINCE INCEPTION
                         INCEPTION                           --------------------------
                           DATE      1 YEAR   5 YEARS        CAPITAL   INCOME     TOTAL
---------------------------------------------------------------------------------------
Balanced Index Fund*     11/9/1992   13.61%    19.13%         10.95%    3.94%    14.89%
---------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.). The fund's Wilshire 5000 Index common stocks are listed in descending market value order; corporate bonds are subtotaled by industry sector and reported separately from U.S. and foreign government bonds. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (59.8%)(1)
--------------------------------------------------------------------------------
o        Microsoft Corp.               609,700                       $ 71,183
         General Electric Co.          391,913                         60,649
o        Cisco Systems, Inc.           388,374                         41,605
         Wal-Mart Stores, Inc.         531,600                         36,747
         Exxon Mobil Corp.             413,609                         33,321
         Intel Corp.                   395,184                         32,529
         Lucent Technologies, Inc.     372,571                         27,873
         International Business
           Machines Corp.              216,100                         23,339
         Citigroup, Inc.               403,477                         22,418
         American International
           Group, Inc.                 184,969                         20,000
o        America Online, Inc.          264,832                         19,978
         SBC Communications Inc.       409,576                         19,967
         AT&T Corp.                    383,416                         19,458
o        Oracle Corp.                  171,930                         19,267
         Merck & Co., Inc.             280,218                         18,792
         Home Depot, Inc.              267,297                         18,327
o        MCI WorldCom, Inc.            338,019                         17,936
         Procter & Gamble Co.          158,700                         17,388
         The Coca-Cola Co.             295,000                         17,184
o        Dell Computer Corp.           303,600                         15,484
         Bristol-Myers Squibb Co.      237,300                         15,232
         Johnson & Johnson             162,215                         15,106
         Pfizer, Inc.                  462,900                         15,015
o        Sun Microsystems, Inc.        187,840                         14,546
         Hewlett-Packard Co.           121,050                         13,792
o        QUALCOMM, Inc.                 76,800                         13,526
o        EMC Corp.                     123,580                         13,501
o        Yahoo!, Inc.                   31,016                         13,420
         Bell Atlantic Corp.           185,508                         11,420
         Time Warner, Inc.             154,600                         11,199
         Motorola, Inc.                 72,500                         10,676
         BellSouth Corp.               225,300                         10,547
         Bank of America Corp.         206,350                         10,356
o        Berkshire Hathaway Inc.
           Class A                         176                          9,874
         Morgan Stanley Dean
           Witter & Co.                 68,220                          9,738
         Texas Instruments, Inc.        95,611                          9,262
         American Express Co.           53,784                          8,942
         Eli Lilly & Co.               131,556                          8,749
         E.I. du Pont de Nemours & Co. 127,414                          8,393
         Warner-Lambert Co.            102,180                          8,372
         GTE Corp.                     118,200                          8,341
         Wells Fargo Co.               197,040                          7,968
         Ford Motor Co.                144,600                          7,727
         The Chase Manhattan Corp.      99,446                          7,726
         Fannie Mae                    123,500                          7,711
         Schering-Plough Corp.         175,400                          7,400
o        Amgen, Inc.                   121,984                          7,327
         The Walt Disney Co.           246,400                          7,207
         Sprint Corp.                  103,680                          6,979
         Chevron Corp.                  78,397                          6,791
         Abbott Laboratories           184,905                          6,714
         Philip Morris Cos., Inc.      285,500                          6,620
         McDonald's Corp.              161,800                          6,523
         PepsiCo, Inc.                 174,700                          6,158
         American Home Products Corp.  156,100                          6,156
o        CBS Corp.                      91,086                          5,824
o        Applied Materials, Inc.        44,900                          5,688
o        MediaOne Group, Inc.           73,500                          5,646
         General Motors Corp.           77,001                          5,597
         Compaq Computer Corp.         203,090                          5,496
o        Sprint PCS                     53,620                          5,496

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
         Honeywell International Inc.   94,933                       $  5,477
         Gillette Co.                  129,616                          5,339
         Medtronic, Inc.               141,242                          5,146
o        Viacom Inc. Class B            82,144                          4,965
         The Boeing Co.                114,762                          4,770
         The Gap, Inc.                 102,488                          4,714
         Minnesota Mining &
           Manufacturing Co.            48,100                          4,708
         Colgate-Palmolive Co.          69,700                          4,530
         Computer Associates
           International, Inc.          64,312                          4,498
         Bank One Corp.                140,104                          4,492
o        NEXTEL Communications, Inc.    42,946                          4,429
         U S WEST, Inc.                 61,269                          4,411
o        Veritas Software Corp.         30,150                          4,315
o        JDS Uniphase Corp.             26,600                          4,291
         Comcast Corp.-Special Class A  83,018                          4,198
         Kimberly-Clark Corp.           63,998                          4,176
         Automatic Data Processing, Inc.73,599                          3,965
         Anheuser-Busch Cos., Inc.      55,931                          3,964
         Electronic Data Systems Corp.  58,900                          3,943
         Freddie Mac                    83,000                          3,906
         Dayton Hudson Corp.            52,900                          3,885
         First Union Corp.             117,373                          3,851
         FleetBoston Financial Corp.   109,492                          3,812
         Enron Corp.                    85,390                          3,789
o        Qwest Communications
           International Inc.           87,620                          3,768
         Corning, Inc.                  29,200                          3,765
         Charles Schwab Corp.           97,804                          3,753
         United Technologies Corp.      57,536                          3,740
         Alcoa Inc.                     44,780                          3,717
         Merrill Lynch & Co., Inc.      44,231                          3,693
         Schlumberger Ltd.              65,492                          3,684
         Texaco Inc.                    67,078                          3,643
o        Clear Channel
           Communications, Inc.         40,372                          3,603
         The Bank of New York Co., Inc. 89,262                          3,571
         Walgreen Co.                  120,970                          3,538
         Carnival Corp.                 73,300                          3,505
         Dow Chemical Co.               26,126                          3,491
o        CMGI Inc                       12,300                          3,406
         Atlantic Richfield Co.         38,500                          3,330
o        Solectron Corp.                34,803                          3,311
o        Level 3 Communications, Inc.   40,000                          3,275
o        Cox Communications, Inc.
           Class A                      62,569                          3,222
         Marsh & McLennan Cos., Inc.    32,300                          3,091
o        Amazon.com, Inc.               40,000                          3,045
         ALLTEL Corp.                   36,476                          3,016
o        Tellabs, Inc.                  46,836                          3,006
         Emerson Electric Co.           52,001                          2,984
         International Paper Co.        49,514                          2,795
         Gannett Co., Inc.              34,123                          2,783
o        Sycamore Networks, Inc.         9,000                          2,772
         Monsanto Co.                   76,300                          2,718
         Lowe's Cos., Inc.              45,292                          2,706
         SunTrust Banks, Inc.           39,277                          2,703
o        Gateway, Inc.                  37,156                          2,678
         J.P. Morgan & Co., Inc.        20,900                          2,647
         Fifth Third Bancorp            35,861                          2,631
         MBNA Corp.                     95,198                          2,594
         First Data Corp.               51,866                          2,558
o        VeriSign, Inc.                 13,200                          2,518
         Eastman Kodak Co.              37,814                          2,505
         Firstar Corp.                 117,593                          2,484
         Illinois Tool Works, Inc.      36,710                          2,480
         Sara Lee Corp.                110,102                          2,429
o        Costco Wholesale Corp.         26,265                          2,397
         Associates First Capital Corp. 87,112                          2,390
o        Micron Technology, Inc.        29,864                          2,322
         Allstate Corp.                 95,552                          2,293
o        BMC Software, Inc.             28,530                          2,281
o        Cendant Corp.                  85,479                          2,271
         American General Corp.         29,883                          2,267
         Duke Energy Corp.              44,312                          2,221
o        Safeway, Inc.                  61,510                          2,188
         U.S. Bancorp                   91,642                          2,182
         Baxter International, Inc.     34,505                          2,167
         Halliburton Co.                53,394                          2,149
         Household International, Inc.  57,384                          2,137
         Omnicom Group Inc.             21,252                          2,125
         Mellon Financial Corp.         62,348                          2,124
o        Immunex Corp.                  19,300                          2,110
         Weyerhaeuser Co.               28,595                          2,054
o        Juniper Networks, Inc.          6,000                          2,040
o        DoubleClick Inc.                8,058                          2,039
o        Foundry Networks, Inc.          6,700                          2,021
         Campbell Soup Co.              51,636                          1,998
o        3Com Corp.                     42,425                          1,994
         Caterpillar, Inc.              42,234                          1,988
o        Apple Computer, Inc.           19,166                          1,970
         Columbia/HCA Healthcare Corp.  67,159                          1,969
         CIGNA Corp.                    24,277                          1,956
         Interpublic Group of Cos., Inc.33,700                          1,944
         Southern Co.                   82,100                          1,929
o        Analog Devices, Inc.           20,566                          1,913
o        eBay Inc.                      15,200                          1,903
o        Ariba, Inc.                    10,600                          1,880
o        AMFM Inc.                      23,927                          1,872
o        The Kroger Co.                 98,436                          1,858
         CVS Corp.                      46,482                          1,856
         Conoco Inc. Class B            74,546                          1,854
o        Siebel Systems, Inc.           21,842                          1,835
o        AES Corp.                      24,514                          1,832
         Washington Mutual, Inc.        69,994                          1,820
         AXA Financial, Inc.            53,500                          1,812
o        Computer Sciences Corp.        19,134                          1,810
o        General Instrument Corp.       21,200                          1,802
         Xerox Corp.                    79,284                          1,799
o        i2 Technologies, Inc.           9,200                          1,794
o        BroadVision, Inc.              10,500                          1,786
         Bestfoods                      33,245                          1,747
o        Exodus Communications, Inc.    19,600                          1,741
         National City Corp.            73,348                          1,737
         H.J. Heinz Co.                 43,600                          1,736
o        Xilinx, Inc.                   37,700                          1,714
         NIKE, Inc. Class B             34,339                          1,702
o        Guidant Corp.                  35,840                          1,685
o        At Home Corp. Series A         39,260                          1,683
o        Infinity Broadcasting Corp.    45,775                          1,657
         PNC Bank Corp.                 37,140                          1,653
o        Red Hat, Inc.                   7,800                          1,648
         Albertson's, Inc.              50,890                          1,641
         Wachovia Corp.                 24,051                          1,636
o        Commerce One, Inc.              8,250                          1,621

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
         Williams Cos., Inc.            53,008                       $  1,620
o        Compuware Corp.                43,400                          1,617
o        VoiceStream Wireless Corp.     11,300                          1,608
         Providian Financial Corp.      17,414                          1,586
o        Novell, Inc.                   39,800                          1,585
         Sysco Corp.                    39,489                          1,562
         Pitney Bowes, Inc.             32,069                          1,549
         Tribune Co.                    28,122                          1,549
         Cardinal Health, Inc.          32,288                          1,546
         AFLAC, Inc.                    32,474                          1,532
o        Conexant Systems, Inc.         23,082                          1,532
         Kellogg Co.                    49,200                          1,516
o        Biogen, Inc.                   17,800                          1,504
o        Maxim Integrated Products, Inc.31,800                          1,500
o        FDX Corp.                      36,252                          1,484
         The McGraw-Hill Cos., Inc.     23,996                          1,479
         PE Corp.-PE Biosystems Group   12,250                          1,474
o        Network Appliance, Inc.        17,600                          1,462
         Phillips Petroleum Co.         31,000                          1,457
         The Clorox Co.                 28,792                          1,450
         Northern Trust Corp.           27,200                          1,442
         State Street Corp.             19,701                          1,439
o        Kohl's Corp.                   19,900                          1,436
o        Broadcom Corp.                  5,200                          1,416
         Textron, Inc.                  18,419                          1,412
o        General Motors Corp. Class H   14,511                          1,393
o        Lexmark International Group,
           Inc. Class A                 15,300                          1,385
         Sears, Roebuck & Co.           45,100                          1,373
o        NTL Inc.                       10,959                          1,367
         Masco Corp.                    53,600                          1,360
o        Teradyne, Inc.                 20,400                          1,346
         Burlington Northern
           Santa Fe Corp.               55,223                          1,339
o        Internap Network
           Services Corp.                7,700                          1,332
o        Intuit, Inc.                   22,200                          1,331
         PPG Industries, Inc.           21,200                          1,326
         Union Pacific Corp.            30,310                          1,322
         The Hartford Financial
           Services Group Inc.          27,580                          1,307
         ConAgra, Inc.                  57,903                          1,306
o        Citrix Systems, Inc.           10,600                          1,304
         General Mills, Inc.            36,434                          1,302
         Linear Technology Corp.        18,100                          1,295
o        Genentech, Inc.                 9,600                          1,291
o        Federated Department
           Stores, Inc.                 25,454                          1,287
o        Liberate Technologies, Inc.     5,000                          1,285
         General Dynamics Corp.         24,332                          1,283
         May Department Stores Co.      39,782                          1,283
         Waste Management, Inc.         74,549                          1,281
         Intimate Brands, Inc.          29,515                          1,273
o        Seagate Technology Inc.        27,168                          1,265
o        Univision Communications Inc.  12,300                          1,257
o        MedImmune Inc.                  7,557                          1,253
o        Comverse Technology, Inc.       8,650                          1,252
         Aon Corp.                      31,291                          1,252
         Lehman Brothers Holdings, Inc. 14,660                          1,241
o        AMR Corp.                      18,512                          1,240
         Deere & Co.                    28,541                          1,238
o        InfoSpace.com, Inc.             5,700                          1,220
o        Best Buy Co., Inc.             24,200                          1,214
         The Chubb Corp.                21,552                          1,214
o        Interdigital
           Communications Corp.         16,100                          1,207
         Paychex, Inc.                  30,077                          1,203
         Texas Utilities Co.            33,810                          1,202
o        LSI Logic Corp.                17,604                          1,188
         Harley-Davidson, Inc.          18,500                          1,185
o        Metromedia Fiber
           Network, Inc.                24,595                          1,179
         KeyCorp                        53,270                          1,179
         Wrigley, (Wm.) Jr. Co.         14,200                          1,178
o        ADC Telecommunications, Inc.   16,200                          1,176
o        KLA-Tencor Corp.               10,500                          1,169
o        Altera Corp.                   23,500                          1,165
o        Unisys Corp.                   36,300                          1,159
o        Staples, Inc.                  55,805                          1,158
o        EchoStar
           Communications Corp.         11,800                          1,150
o        TIBCO Software Inc.             7,500                          1,147
o        BEA Systems, Inc.              16,400                          1,147
         Tandy Corp.                    23,000                          1,131
         The Limited, Inc.              26,088                          1,130
         Capital One Financial Corp.    23,399                          1,127
         Dover Corp.                    24,816                          1,126
         Rockwell International Corp.   23,383                          1,120
         Ingersoll-Rand Co.             20,200                          1,112
         BB&T Corp.                     40,617                          1,112
         United Healthcare Corp.        20,679                          1,098
         Edison International           41,600                          1,089
         Union Carbide Corp.            16,281                          1,087
o        Inktomi Corp.                  12,200                          1,083
o        RealNetworks, Inc.              8,900                          1,078
         Circuit City Stores, Inc.      23,888                          1,077
o        Boston Scientific Corp.        49,048                          1,073
         The Quaker Oats Co.            16,300                          1,070
         Ralston-Ralston Purina Group   38,329                          1,068
o        E-Tek Dynamics, Inc.            7,900                          1,063
o        Brocade Communications
           Systems, Inc.                 6,000                          1,062
         Delphi Automotive
           Systems Corp.                67,047                          1,056
         Rohm & Haas Co.                25,848                          1,052
         El Paso Energy Corp.           27,096                          1,052
o        U.S. Cellular Corp.            10,400                          1,050
         Molex, Inc.                    18,487                          1,048
o        McLeodUSA, Inc. Class A        17,800                          1,048
         Lockheed Martin Corp.          47,840                          1,046
         New York Times Co. Class A     21,300                          1,046
o        Vignette Corp.                  6,400                          1,043
         Coca-Cola Enterprises, Inc.    51,500                          1,036
         Georgia Pacific Group          20,418                          1,036
         Avon Products, Inc.            30,918                          1,020
         Royal Caribbean Cruises, Ltd.  20,500                          1,011
         IMS Health, Inc.               37,100                          1,009
         Southwest Airlines Co.         62,266                          1,008
         Unocal Corp.                   29,700                            997
         Kansas City Southern
           Industries, Inc.             13,200                            985
         Avery Dennison Corp.           13,487                            983
         Adobe Systems, Inc.            14,500                            975
o        Cablevision Systems
           Corp. Class B                12,900                            974
         Newell Rubbermaid, Inc.        33,542                            973

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
         Lincoln National Corp.         24,300                       $    972
         Franklin Resources Corp.       30,166                            967
         Aetna Inc.                     17,249                            963
         Praxair, Inc.                  19,089                            960
o        SDL, Inc.                       4,400                            959
o        Sapient Corp.                   6,800                            958
o        Vitesse Semiconductor Corp.    18,200                            954
         Telephone & Data Systems, Inc.  7,500                            945
         Marriott International, Inc.
           Class A                      29,778                            940
         UnumProvident Corp.            29,224                            937
         AmSouth Bancorp                48,377                            934
         PG&E Corp.                     45,540                            933
         Norfolk Southern Corp.         45,500                            933
         Republic New York Corp.        12,840                            925
         BroadWing Inc.                 25,009                            922
         Archer-Daniels-Midland Co.     75,304                            918
o        Portal Software, Inc.           8,900                            916
         Air Products & Chemicals, Inc. 27,272                            915
         St. Paul Cos., Inc.            27,036                            911
         FPL Group, Inc.                21,200                            908
         Public Service Enterprise
           Group, Inc.                  26,060                            907
         USX-Marathon Group             36,747                            907
o        Chiron Corp.                   21,404                            907
         Consolidated Edison Inc.       26,278                            906
o        Redback Networks Inc.           5,100                            905
         Dominion Resources, Inc.       22,979                            902
o        USA Networks, Inc.             16,320                            902
         Coastal Corp.                  25,362                            899
         Occidental Petroleum Corp.     41,438                            896
o        Network Solutions, Inc. Class A 4,100                            892
o        CIENA Corp.                    15,500                            891
o        Tenet Healthcare Corp.         37,782                            888
         Raytheon Co. Class B           33,300                            884
         Jefferson-Pilot Corp.          12,925                            882
         Comerica, Inc.                 18,633                            870
o        Parametric Technology Corp.    31,942                            864
         Unicom Corp.                   25,800                            864
o        Millennium
           Pharmaceuticals, Inc.         7,064                            862
o        Phone.com, Inc.                 7,400                            858
o        National Semiconductor Corp.   20,000                            856
         Delta Air Lines, Inc.          17,158                            855
o        Clarus Corp.                   12,900                            851
o        CNA Financial Corp.            21,700                            845
o        Priceline.com Inc.             17,600                            834
o        UnitedGlobalCom Inc. Class A   11,800                            833
         PECO Energy Corp.              23,900                            830
         Transocean Sedco Forex Inc.    24,579                            828
o        Lycos, Inc.                    10,372                            825
         Reliant Energy, Inc.           36,071                            825
         Danaher Corp.                  17,100                            825
         Baker Hughes, Inc.             38,934                            820
         SLM Holding Corp.              19,350                            817
         CSX Corp.                      25,896                            813
o        PeopleSoft, Inc.               37,893                            807
o        FreeMarkets, Inc.               2,358                            805
         Loews Corp.                    13,200                            801
         Allergan, Inc.                 16,100                            801
         Stryker Corp.                  11,500                            801
o        TV Guide, Inc.                 18,600                            800
o        QLogic Corp.                    4,992                            798
         Becton, Dickinson & Co.        29,832                            798
         Hershey Foods Corp.            16,716                            794
o        Applied Micro Circuits Corp.    6,200                            789
         MGIC Investment Corp.          13,071                            787
         CenturyTel, Inc.               16,562                            785
         The Goldman Sachs Group, Inc.   8,200                            772
         TJX Cos., Inc.                 37,700                            771
o        Adelphia Communications
           Corp. Class A                11,739                            770
         UnionBanCal Corp.              19,500                            769
         Marshall & Ilsley Corp.        12,178                            765
o        Omnipoint Corp.                 6,300                            760
         Dow Jones & Co., Inc.          11,166                            759
o        Jabil Circuit, Inc.            10,400                            759
         SouthTrust Corp.               20,072                            759
o        Infonet Services Corp.         28,800                            756
         Entergy Corp.                  29,287                            754
         TRW, Inc.                      14,514                            754
         McKesson HBOC, Inc.            33,349                            752
         Tiffany & Co.                   8,400                            750
         Consolidated Natural Gas Co.   11,479                            745
         American Electric Power
           Co., Inc.                    23,153                            744
         Estee Lauder Cos. Class A      14,700                            741
         Equity Office Properties
           Trust REIT                   29,984                            738
o        Tricon Global Restaurants, Inc.18,902                            730
o        Scient Corp.                    8,400                            726
o        NEXTLINK
           Communications, Inc.          8,700                            723
o        E*Trade Group, Inc.            27,600                            721
         Donaldson, Lufkin &
           Jenrette, Inc.               14,900                            721
         Burlington Resources, Inc.     21,750                            719
         Fort James Corp.               26,228                            718
o        Cadence Design Systems, Inc.   29,732                            713
         Champion International Corp.   11,481                            711
o        SCI Systems, Inc.               8,600                            707
o        Loral Space & Communications   28,700                            698
         Cintas Corp.                   13,100                            696
         Conseco Inc.                   38,731                            692
         PaineWebber Group, Inc.        17,800                            691
o        Sanmina Corp.                   6,900                            689
         Comdisco, Inc.                 18,500                            689
         Synovus Financial Corp.        34,583                            687
         Regions Financial Corp.        27,317                            686
         Vastar Resources, Inc.         11,600                            684
o        Atmel Corp.                    23,000                            680
o        Global TeleSystems Group, Inc. 19,600                            679
o        Kana Communications, Inc.       3,300                            676
o        Emulex Corp.                    6,000                            675
         Union Planters Corp.           17,059                            673
o        VerticalNet, Inc.               4,100                            672
o        CareInsite, Inc.                8,300                            668
         Washington Post Co. Class B     1,200                            667
o        Legato Systems, Inc.            9,682                            666
o        Safeguard Scientifics, Inc.     4,106                            665
         Parker Hannifin Corp.          12,953                            665
         Symbol Technologies, Inc.      10,438                            663
o        Internet Capital Group, Inc.    3,880                            660
         Huntington Bancshares Inc.     27,519                            657
o        RF Micro Devices, Inc.          9,600                            657
o        Allegiance Telecom, Inc.        7,100                            655

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
         Equity Residential Properties
           Trust REIT                   15,343                       $    655
         Fortune Brands, Inc.           19,800                            655
         Mattel, Inc.                   49,790                            654
         Summit Bancorp                 21,302                            652
         Golden West Financial Corp.    19,361                            648
o        Affymetrix, Inc.                3,800                            645
         Progressive Corp. of Ohio       8,800                            643
         J.C. Penney Co., Inc.          32,261                            643
         Kerr-McGee Corp.               10,310                            639
o        CheckFree Holdings Corp.        6,100                            638
         FirstEnergy Corp.              27,991                            635
         MBIA, Inc.                     12,016                            635
         Columbia Energy Group          10,017                            633
         Eaton Corp.                     8,700                            632
o        Smurfit-Stone Container Corp.  25,719                            630
         Bear Stearns Co., Inc.         14,682                            628
o        Concord EFS, Inc.              24,328                            627
o        Electronic Arts Inc.            7,400                            622
o        Convergys Corp.                20,200                            621
         Willamette Industries, Inc.    13,357                            620
o        Adaptec, Inc.                  12,400                            619
         Phelps Dodge Corp.              9,210                            618
         Amerada Hess Corp.             10,857                            616
         Cincinnati Financial Corp.     19,747                            616
o        TMP Worldwide, Inc.             4,300                            611
         Dollar General Corp.           26,775                            609
o        Forest Laboratories, Inc.       9,900                            608
         Ecolab, Inc.                   15,444                            604
         Reynolds Metals Co.             7,800                            598
         Knight Ridder                   9,993                            595
         Dana Corp.                     19,803                            593
         The Times Mirror Co. Class A    8,844                            593
o        Kmart Corp.                    58,600                            590
o        DST Systems, Inc.               7,700                            588
         First Security Corp.           22,962                            586
         Carolina Power & Light Co.     19,127                            582
         Johnson Controls, Inc.         10,223                            581
o        Hispanic Broadcasting Corp.     6,300                            581
o        Bed Bath & Beyond, Inc.        16,696                            580
o        AutoZone Inc.                  17,900                            578
o        American Power
           Conversion Corp.             21,900                            578
o        Synopsys, Inc.                  8,645                            577
         T. Rowe Price                  15,600                            576
o        Metro-Goldwyn-Mayer Inc.       24,369                            574
         Nucor Corp.                    10,441                            572
         Whirlpool Corp.                 8,778                            571
         Zions Bancorp                   9,600                            568
         Dun & Bradstreet Corp.         19,200                            566
         Young & Rubicam Inc.            8,000                            566
o        HomeStore.com, Inc.             7,600                            564
o        Novellus Systems, Inc.          4,600                            564
o        Vitria Technology, Inc.         2,400                            562
o        Fiserv, Inc.                   14,650                            561
o        Knight/Trimark Group, Inc.     12,200                            561
o        Covad Communications
           Group, Inc.                  10,000                            559
         United Parcel Service, Inc.     8,000                            552
o        VA Linux Systems, Inc.          2,669                            552
         DTE Energy Co.                 17,326                            544
         The Goodyear Tire & Rubber Co. 19,187                            541
         Biomet, Inc.                   13,500                            540
         Ameren Corp.                   16,434                            538
o        Agile Software Corp.            2,475                            538
o        Cabletron Systems, Inc.        20,610                            536
         W.W. Grainger, Inc.            11,189                            535
o        Agilent Technologies, Inc.      6,900                            534
         Genuine Parts Co.              21,445                            532
         The Mead Corp.                 12,200                            530
o        Starbucks Corp.                21,800                            529
o        American Tower Corp. Class A   17,230                            527
         Black & Decker Corp.           10,075                            526
         UST, Inc.                      20,829                            525
         Scientific-Atlanta, Inc.        9,394                            522
         Anadarko Petroleum Corp.       15,300                            522
         H & R Block, Inc.              11,924                            522
o        LAM Research Corp.              4,660                            520
         Constellation Energy Group     17,900                            519
o        Wellpoint Health Networks Inc.
           Class A                       7,868                            519
         Old Kent Financial Corp.       14,505                            513
         Weatherford International, Inc.12,793                            511
o        Crown Castle International Corp15,900                            511
o        Proxicom, Inc.                  4,100                            510
         AVX Corp.                      10,200                            509
o        AutoNation, Inc.               55,030                            509
         Central & South West Corp.     25,400                            508
o        Noble Drilling Corp.           15,500                            508
o        Advanced Micro Devices, Inc.   17,500                            506
o        Rational Software Corp.        10,263                            504
         Apache Corp.                   13,600                            502
         Leggett & Platt, Inc.          23,400                            502
o        PE Corp.-Celera Genomics
           Group                         3,363                            501
         Sempra Energy                  28,772                            500
         Florida Progress Corp.         11,800                            499
o        Westwood One, Inc.              6,550                            498
         Tosco Corp.                    18,300                            497
         Charter One Financial          25,931                            496
o        Extreme Networks, Inc.          5,900                            493
         Diamond Offshore Drilling, Inc.16,100                            492
o        E.Piphany Inc.                  2,200                            491
         Starwood Hotels & Resorts
           Worldwide, Inc.              20,806                            489
         Newmont Mining Corp.           19,914                            488
o        Mercury Interactive Corp.       4,500                            486
o        Office Depot, Inc.             44,387                            486
o        UAL Corp.                       6,200                            481
         Reliastar Financial Corp.      12,238                            480
         Vulcan Materials Co.           12,000                            479
         Maytag Corp.                    9,971                            479
         Brown-Forman Corp. Class B      8,300                            475
         Optical Coating Laboratory, Inc.1,600                            474
         International Flavors &
           Fragrances, Inc.             12,539                            473
o        IDEC Pharmaceuticals Corp.      4,800                            472
o        Software.com, Inc.              4,900                            470
o        PSINet, Inc.                    7,600                            469
         Cooper Industries, Inc.        11,604                            469
         Montana Power Co.              13,000                            469
o        Sawtek Inc.                     7,000                            466
o        NCR Corp.                      12,281                            465
o        Leap Wireless International, Inc5,925                            465
o        Next Level Communications, Inc. 6,200                            464
o        Silknet Software, Inc.          2,800                            464

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
         Simon Property Group, Inc. REIT20,184                       $    463
o        Owens-Illinois, Inc.           18,472                            463
         Cinergy Corp.                  19,162                            462
         GPU, Inc.                      15,340                            459
         Torchmark Corp.                15,800                            459
         Bausch & Lomb, Inc.             6,700                            459
         ServiceMaster Co.              36,950                            455
o        Peregrine Systems, Inc.         5,500                            454
o        CNET, Inc.                      8,000                            454
         Northrop Grumman Corp.          8,363                            452
o        USinternetworking, Inc.         6,450                            451
         Temple-Inland Inc.              6,800                            448
o        RCN Corp.                       9,200                            446
         Eastman Chemical Co.            9,350                            446
o        Genzyme Corp.                   9,900                            445
o        ALZA Corp.                     12,800                            443
o        SanDisk Corp.                   4,600                            443
         Hasbro, Inc.                   23,150                            441
         CMS Energy Corp.               14,100                            440
         Tyson Foods, Inc.              27,060                            440
         First Tennessee National Corp. 15,400                            439
         Popular, Inc.                  15,700                            439
o        Quest Software, Inc.            4,300                            439
o        Digital Island Inc.             4,600                            437
o        Charter Communications, Inc.   20,000                            437
         Nordstrom, Inc.                16,664                            436
o        Winstar Communications, Inc.    5,800                            434
         PP&L Resources Inc.            18,952                            433
         AMBAC Financial Group Inc.      8,300                            433
o        iXL Enterprises, Inc.           7,800                            433
         Dynegy,Inc.                    17,800                            433
o        Park Place Entertainment       34,585                            432
o        Ortel Corp.                     3,600                            432
o        Jones Apparel Group, Inc.      15,857                            430
o        AmeriTrade Holding Corp.       19,800                            429
o        Advanced Fibre
           Communications, Inc.          9,600                            429
         PACCAR, Inc.                    9,641                            427
         Winn-Dixie Stores, Inc.        17,843                            427
         The CIT Group, Inc.            20,200                            427
o        RSA Security Inc.               5,500                            426
         VF Corp.                       14,200                            426
         E.W. Scripps Co. Class A        9,500                            426
         Sherwin-Williams Co.           20,268                            426
o        Verio Inc.                      9,200                            425
o        CDW Computer Centers, Inc.      5,400                            424
o        Citizens Utilities Co. Class B 29,881                            424
o        Network Associates, Inc.       15,883                            424
o        Nabors Industries, Inc.        13,700                            424
o        Toys R Us, Inc.                29,436                            421
         New Century Energies, Inc.     13,770                            418
         Fluor Corp.                     9,100                            418
o        Sealed Air Corp.                8,019                            415
o        Harrah's Entertainment, Inc.   15,700                            415
o        Human Genome Sciences, Inc.     2,700                            412
o        Watson Pharmaceuticals, Inc.   11,500                            412
         Nabisco Group Holdings Corp.   38,699                            411
         SuperValu Inc.                 20,491                            410
o        Akamai Technologies, Inc.       1,250                            409
o        VISIX Inc.                      7,816                            404
         Equifax, Inc.                  17,140                            404
         Hilton Hotels Corp.            41,652                            401
o        Razorfish Inc.                  4,200                            399
o        ISS Group, Inc.                 5,600                            398
o        S1 Corp.                        5,094                            398
o        Calpine Corp.                   6,200                            397
o        Critical Path, Inc.             4,200                            396
o        Powertel Inc.                   3,900                            391
o        USWeb Corp.                     8,800                            391
o        Microchip Technology, Inc.      5,700                            390
         Westvaco Corp.                 11,950                            390
o        Cypress Semiconductor Corp.    12,000                            388
         R.R. Donnelley & Sons Co.      15,610                            387
o        Waters Corp.                    7,300                            387
o        Sepracor Inc.                   3,900                            387
         SAFECO Corp.                   15,506                            386
o        American Standard Cos., Inc.    8,400                            385
o        Cree Research, Inc.             4,504                            384
o        Teletech Holdings Inc.         11,400                            384
         BHC Communications,
           Inc. Class A                  2,400                            384
         KeySpan Corp.                  16,554                            384
o        Navistar International Corp.    8,100                            384
         Delhaize America, Inc. Class A 18,866                            383
         Total System Services, Inc.    23,400                            382
         Union Pacific Resources
           Group, Inc.                  29,937                            382
o        Continental Airlines, Inc.
           Class B                       8,600                            382
o        Symantec Corp.                  6,500                            381
o        Western Wireless Corp.
           Class A                       5,700                            380
o        Technology Solutions Co.       11,550                            378
o        Health Management
           Associates Class A           28,270                            378
o        Allaire Corp.                   2,600                            377
o        DII Group, Inc.                 5,300                            376
         ITT Industries, Inc.           11,193                            374
o        Macromedia, Inc.                5,100                            373
o        Amkor Technology, Inc.         13,200                            373
         M & T Bank Corp.                  900                            373
         Mylan Laboratories, Inc.       14,750                            371
         Reader's Digest Assn., Inc.
           Class A                      12,700                            371
         The BFGoodrich Co.             13,440                            370
         Allegheny Energy, Inc.         13,700                            369
         ENSCO International, Inc.      16,124                            369
         ProLogis Trust REIT            19,152                            369
o        TriQuint Semiconductor, Inc.    3,300                            367
o        Fox Entertainment Group, Inc.
           Class A                      14,700                            366
o        Aerial Communications Inc.      6,000                            365
         A.G. Edwards & Sons, Inc.      11,387                            365
         Sigma-Aldrich Corp.            12,103                            364
o        Inet Technologies, Inc.         5,200                            363
o        Dollar Tree Stores, Inc.        7,500                            363
o        Immunomedics Inc.              29,600                            363
         New England Electric System     7,000                            362
         Hormel Foods Corp.              8,900                            361
o        J.D. Edwards & Co.             12,100                            361
o        Ask Jeeves, Inc.                3,200                            361
o        Mirage Resorts, Inc.           23,598                            361
o        Electronics for Imaging, Inc.   6,200                            360
o        Ceridian Corp.                 16,700                            360
o        Alteon Websystems, Inc.         4,100                            360
         Northern States Power Co.      18,400                            359

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
o        Diamond Technology
           Partners Inc.                 4,171                       $    358
o        eToys Inc.                     13,600                            357
o        Zamba Corp.                    20,500                            356
         Hannaford Brothers Co.          5,100                            353
         Hercules, Inc.                 12,675                            353
o        SPX Corp.                       4,355                            352
         Santa Fe International Corp.   13,600                            352
o        Freeport-McMoRan Copper &
           Gold Inc. Class B            16,654                            352
         Allmerica Financial Corp.       6,289                            350
o        NorthPoint Communications
           Group, Inc.                  14,500                            348
         Galileo International, Inc.    11,600                            347
         Consolidated Papers            10,900                            347
         Harcourt General, Inc.          8,600                            346
         Manpower Inc.                   9,100                            342
         Public Storage, Inc. REIT      15,044                            341
o        Sterling Commerce, Inc.        10,007                            341
o        Global Marine, Inc.            20,500                            341
         Countrywide Credit
           Industries, Inc.             13,490                            341
o        Clarify, Inc.                   2,700                            340
o        Express Scripts                 5,300                            339
         Archstone Communities
           Trust REIT                   16,487                            338
o        Medical Manager Corp.           4,000                            337
         Rite Aid Corp.                 29,850                            334
         C.R. Bard, Inc.                 6,300                            334
         USX-U.S. Steel Group           10,100                            333
o        InterWorld Corp.                3,900                            333
         Family Dollar Stores, Inc.     20,400                            333
         Viad Corp.                     11,900                            332
         Vornado Realty Trust REIT      10,200                            331
o        BJ Services Co.                 7,926                            331
o        Associated Group, Inc.          3,608                            329
o        GoTo.com, Inc.                  5,600                            329
o        King Pharmaceuticals, Inc.      5,850                            328
o        SunGard Data Systems, Inc.     13,800                            328
o        Jones Intercable Inc.           4,700                            326
         Crown Cork & Seal Co., Inc.    14,522                            325
         DPL Inc.                       18,750                            325
         Unitrin, Inc.                   8,600                            323
o        Harmonic, Inc.                  3,400                            323
o        Whittman-Hart, Inc.             6,000                            322
         Potomac Electric Power Co.     14,000                            321
         Northeast Utilities            15,600                            321
         The Stanley Works              10,644                            321
         Pall Corp.                     14,866                            320
         Transatlantic Holdings, Inc.    4,100                            320
o        CommScope, Inc.                 7,900                            318
o        Asyst Technologies, Inc.        4,856                            318
         Devon Energy Corp.              9,680                            318
         EOG Resources, Inc.            18,100                            318
o        Entrust Technologies, Inc.      5,300                            318
o        BJ's Wholesale Club, Inc.       8,700                            317
         SCANA Corp.                    11,800                            317
o        Interwoven, Inc.                2,600                            316
o        FirstCom Corp.                  8,600                            316
         Comcast Corp. Class A           6,600                            316
         Bowater Inc.                    5,800                            315
o        Engage Technologies, Inc.       5,250                            315
o        InterVU Inc.                    3,000                            315
o        Lamar Advertising Co. Class A   5,200                            315
o        Abercrombie & Fitch Co.        11,798                            315
o        St. Jude Medical, Inc.         10,242                            314
o        Efficient Networks, Inc.        4,600                            313
o        Semtech Corp.                   6,000                            313
         Pinnacle West Capital Corp.    10,200                            312
         Duke Realty Investments,
           Inc. REIT                    15,950                            311
         Murphy Oil Corp.                5,400                            310
o        Niagara Mohawk Holdings Inc.   22,200                            309
         Apartment Investment &
           Management Co. Class A REIT   7,760                            309
o        Proxim, Inc.                    2,800                            308
o        Healtheon/WebMD Corp.           8,200                            308
o        Gilead Sciences, Inc.           5,679                            307
o        DSP Group Inc.                  3,300                            307
o        IVAX Corp.                     11,900                            306
         The Pepsi Bottling Group, Inc. 18,500                            306
o        Micromuse Inc.                  1,800                            306
o        Vishay Intertechnology, Inc.    9,658                            305
         Avnet, Inc.                     5,045                            305
o        Integrated Device
           Technology Inc.              10,500                            305
         DQE Inc.                        8,750                            303
o        Williams Sonoma, Inc.           6,584                            303
o        Sterling Software, Inc.         9,600                            302
         Wendy's International, Inc.    14,600                            301
o        Quantum Corp-DLT &
           Storage Systems              19,900                            301
o        Cygnus Inc.                    16,488                            301
         Green Point Financial Corp.    12,600                            300
o        Republic Services, Inc. Class A20,800                            299
         Compass Bancshares Inc.        13,400                            299
o        Cooper Cameron Corp.            6,100                            299
o        MP3.com, Inc.                   9,400                            298
o        Adelphia Business
           Solutions, Inc.               6,200                            298
o        Sybron International Corp.     12,008                            296
o        Macrovision Corp.               4,000                            296
         NSTAR                           7,295                            295
o        PRI Automation, Inc.            4,400                            295
         Dial Corp.                     12,100                            294
o        Intertrust Technologies Corp.   2,500                            294
o        Open Market, Inc.               6,500                            293
o        LTX Corp.                      13,100                            293
         Illinova Corp.                  8,400                            292
o        R & B Falcon Corp.             22,024                            292
         TECO Energy, Inc.              15,700                            291
o        Chris-Craft Industries, Inc.    4,027                            290
o        Acacia Research Corp.           9,700                            290
o        Centennial Cellular Corp.
           Class A                       3,500                            290
         Darden Restaurants Inc.        16,000                            290
o        Robert Half International, Inc.10,150                            290
         Energy East Corp.              13,900                            289
o        US Airways Group, Inc.          9,005                            289
o        INCYTE Pharmaceuticals, Inc.    4,800                            288
o        Aspect Development, Inc.        4,200                            288
o        Clarent Corp.                   3,700                            288
o        Go2Net, Inc.                    3,300                            287
o        C-Cube Microsystems, Inc.       4,600                            286
         Liz Claiborne, Inc.             7,600                            286
         Eastern Enterprises             4,978                            286
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
         Ashland, Inc.                   8,680                       $    286
         SEI Corp.                       2,400                            286
o        NetZero Inc.                   10,600                            286
o        PRIMEDIA Inc.                  17,300                            285
o        Radio One, Inc.                 3,100                            285
o        Time Warner Telecom Inc.        5,700                            285
o        Object Design, Inc.            19,600                            284
o        Enzo Biochem, Inc.              6,300                            284
o        KEMET Corp.                     6,300                            284
         National Community Bancorp     12,500                            283
o        QRS Corp.                       2,700                            283
o        Thermo Electron Corp.          18,859                            283
         USG Corp.                       6,000                            283
o        Keebler Foods Co.              10,000                            281
         U.S. Trust Corp.                3,498                            280
o        StarMedia Network, Inc.         7,000                            280
o        Pacificare Health Systems, Inc. 5,280                            280
         Boise Cascade Corp.             6,900                            279
o        Micrel, Inc.                    4,900                            279
         Mallinckrodt, Inc.              8,766                            279
o        MiniMed, Inc.                   3,800                            278
o        Smith International, Inc.       5,600                            278
o        Manugistics Group, Inc.         8,600                            278
         AK Steel Corp.                 14,717                            278
o        Project Software &
           Development, Inc.             5,000                            277
         Engelhard Corp.                14,600                            276
o        Digex, Inc.                     4,000                            275
o        Valassis Communications, Inc.   6,500                            275
         Sonoco Products Co.            12,070                            274
o        Golden State Bancorp Inc.      15,900                            274
         North Fork Bancorp, Inc.       15,641                            274
o        Copper Mountain Networks, Inc.  5,600                            273
o        Affiliated Computer Services,
           Inc. Class A                  5,910                            272
         Great Lakes Chemical Corp.      7,100                            271
o        WorldGate Communications, Inc.  5,700                            271
o        Catalina Marketing Corp.        2,340                            271
o        Arrow Electronics, Inc.        10,674                            271
o        SFX Entertainment, Inc.         7,480                            271
o        NaviSite, Inc.                  2,700                            270
o        Rhythms NetConnections Inc.     8,700                            270
o        Lattice Semiconductor Corp.     5,700                            269
         LG&E Energy Corp.              15,379                            268
         Wisconsin Energy Corp.         13,900                            267
         Avalonbay Communities,
           Inc. REIT                     7,781                            267
o        Saks Inc.                      17,036                            265
         NiSource, Inc.                 14,800                            264
o        APAC Teleservices, Inc.        18,800                            264
o        HNC Software, Inc.              2,500                            264
o        Techne                          4,800                            264
o        Informix Corp.                 23,120                            263
         Meredith Corp.                  6,264                            261
o        On2.com Inc.                    9,000                            261
         Sunoco, Inc.                   11,106                            261
o        TSI International Software Ltd. 4,600                            260
         Commerce Bancshares, Inc.       7,687                            260
o        Keane, Inc.                     8,200                            260
         First Virginia Banks, Inc.      6,050                            260
o        Primus Telecommunications
           Group, Inc.                   6,800                            260
o        Litton Industries, Inc.         5,200                            259
         The PMI Group Inc.              5,300                            259
         Spieker Properties, Inc. REIT   7,100                            259
o        Nova Corp. (Georgia)            8,173                            258
o        Quintiles Transnational Corp.  13,791                            258
o        Silicon Valley Bancshares       5,200                            257
o        Viant Corp.                     2,600                            257
         Alliant Energy Corp.            9,352                            257
         Dillard's Inc.                 12,739                            257
o        AnswerThink Consulting
           Group, Inc.                   7,500                            257
o        Lear Corp.                      8,000                            256
         Hudson United Bancorp          10,009                            256
o        Artisoft, Inc.                 14,200                            256
         Boston Properties, Inc. REIT    8,200                            255
o        Vicor Corp.                     6,300                            255
         Shaw Industries, Inc.          16,500                            255
         A. H. Belo Corp. Class A       13,348                            254
         Travelers Property
           Casualty Corp.                7,400                            253
o        LCC International, Inc. Class A12,700                            253
o        HEALTHSOUTH Corp.              46,858                            252
o        MICROS Systems, Inc.            3,400                            252
o        Premier Parks Inc.              8,700                            251
o        Allscripts, Inc.                5,700                            251
         Johns Manville Corp.           17,900                            251
o        Spyglass, Inc.                  6,600                            250
         Deluxe Corp.                    9,100                            250
o        Emmis Communications, Inc.      2,000                            249
         The Timber Co.                 10,100                            249
o        Pacific Sunwear of California   7,800                            249
         Crescent Real Estate, Inc. REIT13,500                            248
         Associated Banc-Corp.           7,233                            248
o        Network Access Solutions Corp.  7,500                            247
o        Verity, Inc.                    5,800                            247
         Allegheny Technologies Inc.    10,990                            246
         Legg Mason Inc.                 6,800                            246
         Homestake Mining Co.           31,500                            246
         Cummins Engine Co., Inc.        5,092                            246
o        Fisher Scientific
           International Inc.            6,800                            246
         Harris Corp.                    9,200                            245
o        Track Data Corp.               24,000                            244
         Hillenbrand Industries, Inc.    7,700                            244
         Kimco Realty Corp. REIT         7,200                            244
o        Burr-Brown Corp.                6,750                            244
         FirstMerit Corp.               10,595                            244
o        Ziff-Davis Inc.                15,400                            244
o        Tekelec                        10,800                            243
         FINOVA Group, Inc.              6,800                            241
         Expeditors International of
           Washington, Inc.              5,500                            241
         ICN Pharmaceuticals, Inc.       9,493                            240
o        Iron Mountain, Inc.             6,100                            240
         Metris Cos., Inc.               6,718                            240
o        CSG Systems International, Inc. 6,000                            239
o        Interliant Inc.                 9,200                            239
         Media General, Inc. Class A     4,600                            239
o        American Eagle Outfitters, Inc. 5,300                            239
o        Level 8 Systems Inc.            6,900                            238
o        Progress Software Corp.         4,200                            238
         The St. Joe Co.                 9,800                            238
         American Water Works Co., Inc. 11,200                            238
         McCormick & Co., Inc.           8,000                            238

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
         Mercantile Bankshares Corp.     7,450                       $    238
         TCF Financial Corp.             9,556                            238
         Waddell & Reed Financial, Inc.
           Class B                       9,408                            236
o        MidAmerican Energy
           Holdings Co.                  7,000                            236
         Hertz Corp. Class A             4,700                            236
         Protective Life Corp.           7,400                            235
         Martin Marietta Materials, Inc. 5,711                            234
o        Kulicke & Soffa Industries, Inc.5,500                            234
o        MIPS Technologies, Inc.         4,500                            234
o        Hyperion Solutions Corp.        5,379                            234
         Brunswick Corp.                10,497                            234
o        Acxiom Corp.                    9,700                            233
         The McClatchy Co. Class A       5,375                            232
         MCN Energy Group Inc.           9,700                            230
         Autodesk, Inc.                  6,820                            230
         Erie Indemnity Co. Class A      7,100                            230
         R.J. Reynolds Tobacco
           Holdings, Inc.               13,033                            230
o        Uniroyal Technology Corp.       9,000                            229
o        Gentex Corp.                    8,252                            229
         Pittway Corp. Class A           5,100                            228
         UST Corp.                       7,196                            228
o        F5 Networks, Inc.               2,000                            228
         True North Communications       5,100                            228
         Pentair, Inc.                   5,900                            227
o        WebTrends Corp.                 2,800                            227
o        Adtran, Inc.                    4,400                            226
         CTS Corp.                       3,000                            226
         Ultramar Diamond
           Shamrock Corp.                9,937                            225
o        Intermedia
           Communications Inc.           5,800                            225
o        Finisar Corp.                   2,500                            225
o        Outback Steakhouse              8,650                            224
o        Ancor Communications, Inc.      3,300                            224
         Service Corp. International    32,281                            224
         Lafarge Corp.                   8,100                            224
         Jones Pharma, Inc.              5,150                            224
         Tidewater Inc.                  6,200                            223
o        Polycom, Inc.                   3,500                            223
o        Silicon Graphics, Inc.         22,704                            223
o        Rambus Inc.                     3,300                            223
o        Northwest Airlines Corp.
           Class A                      10,000                            223
o        Netegrity, Inc.                 3,900                            222
o        Lincare Holdings, Inc.          6,400                            222
         PerkinElmer, Inc.               5,300                            221
o        Citadel Communications Corp.    3,400                            221
         Methode Electronics, Inc.
           Class A                       6,849                            220
         Thomas & Betts Corp.            6,900                            220
         Bemis Co., Inc.                 6,300                            220
         Southdown, Inc.                 4,244                            219
         Herman Miller, Inc.             9,500                            219
         Radian Group, Inc.              4,574                            218
o        Chico's Fas, Inc.               5,800                            218
o        Retek Inc.                      2,900                            218
o        National Instruments Corp.      5,700                            218
o        Pactiv Corp.                   20,500                            218
         Whitman Corp.                  16,200                            218
o        Consolidated Stores, Inc.      13,362                            217
o        Pegasus Systems Inc.            3,600                            217
o        Viatel, Inc.                    4,045                            217
         Federated Investors, Inc.      10,800                            217
         Hubbell Inc. Class B            7,950                            217
o        Credence Systems Corp.          2,500                            216
o        Wink Communications, Inc.       3,600                            216
         Georgia Gulf Corp.              7,100                            216
o        Mandalay Resort Group          10,700                            215
         International Game Technology  10,600                            215
         Adolph Coors Co. Class B        4,100                            215
         Cornerstone Properties,
           Inc. REIT                    14,700                            215
o        Imperial Bancorp                8,910                            215
         UtiliCorp United, Inc.         11,050                            215
o        Rowan Cos., Inc.                9,900                            215
         Valspar Corp.                   5,100                            214
o        Packeteer, Inc.                 3,000                            213
o        Electro Scientific
           Industries, Inc.              2,900                            212
         Snap-On Inc.                    7,946                            211
o        Source Media, Inc.             11,400                            211
o        Ardent Software, Inc.           5,402                            211
o        InterVoice-Brite, Inc.          8,888                            210
o        Storage Technology Corp.       11,392                            210
o        Xircom, Inc.                    2,800                            210
         Host Marriott Corp. REIT       25,400                            210
         IMC Global Inc.                12,789                            209
         Reynolds & Reynolds Class A     9,300                            209
o        Tritel, Inc.                    6,600                            209
o        Tut Systems, Inc.               3,900                            209
o        MGM Grand, Inc.                 4,151                            209
         Old Republic International Corp15,325                            209
o        CacheFlow Inc.                  1,597                            209
         Sovereign Bancorp, Inc.        27,949                            208
o        24/7 Media, Inc.                3,700                            208
o        Provident American Corp.        5,900                            208
o        Maverick Tube Corp.             8,400                            207
o        Mastec Inc.                     4,650                            207
         Roper Industries Inc.           5,472                            207
o        Exchange Applications, Inc.     3,700                            207
         BancWest Corp.                 10,600                            207
o        PurchasePro.com, Inc.           1,500                            206
         Dallas Semiconductor Corp.      3,200                            206
o        ImClone Systems, Inc.           5,200                            206
o        go.com                          8,625                            205
o        California Amplifier, Inc.      7,800                            205
o        FMC Corp.                       3,573                            205
         CCB Financial Corp.             4,700                            205
         United Television, Inc.         1,487                            205
o        Entercom
           Communications Corp.          3,100                            205
o        U.S. Foodservice               12,200                            204
o        Sagent Technology, Inc.         6,800                            204
o        TranSwitch Corp.                2,800                            203
         Hibernia Corp. Class A         19,100                            203
         Westinghouse Air Brake Co.     11,414                            203
o        Williams Communications
           Group, Inc.                   7,000                            203
         Tektronix, Inc.                 5,200                            202
o        Banyan Systems, Inc.           10,100                            202
o        Sykes Enterprises, Inc.         4,600                            202
         Dime Bancorp, Inc.             13,328                            202
o        Calico Commerce Inc.            3,800                            201

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
o        Perot Systems Corp.            10,600                       $    201
         Sotheby's Holdings Class A      6,700                            201
o        Apria Healthcare               11,200                            201
o        Commonwealth Telephone
           Enterprises, Inc.             3,799                            201
         Millipore Corp.                 5,200                            201
         Lubrizol Corp.                  6,500                            201
         Valley National Bancorp         7,146                            200
o        Network Peripherals, Inc.       4,200                            198
o        Manor Care, Inc.               12,400                            198
o        Pixar, Inc.                     5,600                            198
         Financial Security Assurance
           Holdings Ltd.                 3,800                            198
o        Invitrogen Corp.                3,300                            198
         Diebold, Inc.                   8,400                            197
         AMB Property Corp. REIT         9,900                            197
o        Allied Waste Industries, Inc.  22,375                            197
o        LookSmart, Ltd.                 7,300                            197
o        Silicon Image, Inc.             2,800                            196
         Wesco Financial Corp.             800                            196
o        BISYS Group, Inc.               3,000                            196
         Weis Markets, Inc.              4,500                            196
o        Valence Technology             10,300                            196
         National Fuel Gas Co.           4,200                            195
o        Carrier Access Corp.            2,900                            195
o        National Information
           Consortium, Inc.              6,100                            195
o        Pinnacle Holdings Inc. REIT     4,600                            195
o        Andrx Corp.                     4,600                            195
         Solutia, Inc.                  12,600                            195
o        Crossroads Systems, Inc.        2,300                            194
o        SuperGen, Inc.                  6,600                            194
o        Mohawk Industries, Inc.         7,350                            194
o        Complete Business
           Solutions, Inc.               7,700                            193
o        ITC DeltaCom, Inc.              7,000                            193
o        Howmet International Inc.      10,700                            193
         Fastenal Co.                    4,300                            193
         Wilmington Trust Corp.          4,000                            193
         Nabisco Holdings Corp.
           Class A                       6,100                            193
o        MindSpring Enterprises, Inc.    7,300                            193
         IBP, Inc.                      10,700                            193
o        AppliedTheory Corp.             6,900                            191
o        RadiSys Corp.                   3,750                            191
         Applied Power, Inc.             5,200                            191
o        Cognex Corp.                    4,900                            191
o        Kent Electronics Corp.          8,400                            191
o        Zoll Medical Corp.              5,000                            191
o        ESS Technology, Inc.            8,600                            191
         Centura Banks, Inc.             4,318                            191
o        Andrew Corp.                   10,030                            190
         Ryder System, Inc.              7,772                            190
         American Financial Group, Inc.  7,200                            190
         Chicago Title Corp.             4,102                            190
o        Intraware, Inc.                 2,400                            190
o        Dionex Corp.                    4,600                            189
o        FileNet Corp.                   7,400                            189
o        Netro Corp.                     3,700                            189
o        Integrated Systems, Inc.        5,600                            188
         Conectiv, Inc.                 11,178                            188
         Arthur J. Gallagher & Co.       2,900                            188
o        Eagle USA Airfreight, Inc.      4,350                            188
o        Fairchild Semiconductor Corp.   6,300                            187
         Dean Foods Corp.                4,700                            187
         One Valley Bancorp of
           West Virginia Inc.            6,100                            187
         Peoples Heritage Financial
           Group Inc.                   12,400                            187
         Liberty Property Trust REIT     7,700                            187
         NICOR, Inc.                     5,740                            187
         Ross Stores, Inc.              10,400                            187
         CNF Transportation, Inc.        5,400                            186
o        Midway Games Inc.               7,774                            186
o        Plantronics, Inc.               2,600                            186
         GATX Corp.                      5,500                            186
o        World Access, Inc.              9,620                            185
         Health Care Properties
           Investors REIT                7,746                            185
o        Southern Union Co.              9,660                            185
o        Administaff, Inc.               6,100                            185
o        Dollar Thrifty Automotive
           Group, Inc.                   7,700                            184
o        Aztar Corp.                    16,900                            184
o        Sanchez Computer
           Associates, Inc.              4,462                            184
         Trustmark Corp.                 8,500                            184
         Puget Sound Energy Inc.         9,480                            184
o        Argosy Gaming Co.              11,800                            184
         20th Century Industries of CA   9,500                            183
         Louisiana-Pacific Corp.        12,849                            183
         Sky Financial Group, Inc.       9,097                            183
o        Dendrite International, Inc.    5,400                            183
         Hudson City Bancorp, Inc.      13,600                            183
         Astoria Financial Corp.         6,000                            183
         Florida Rock Industries, Inc.   5,300                            183
o        Brinker International, Inc.     7,600                            182
         OGE Energy Corp.                9,600                            182
o        NetIQ Corp.                     3,500                            182
o        Metamor Worldwide, Inc.         6,250                            182
         Flowers Industries, Inc.       11,400                            182
o        PairGain Technologies, Inc.    12,800                            182
o        Illuminet Holdings, Inc.        3,300                            182
         Investment Technology
           Group, Inc.                   6,250                            180
o        Art Technology Group, Inc.      1,400                            179
o        Zale Corp.                      3,700                            179
         C.H. Robinson Worldwide, Inc.   4,500                            179
         Lyondell Chemical Co.          14,000                            179
         City National Corp.             5,400                            178
         Centex Corp.                    7,200                            178
         Millennium Chemicals, Inc.      9,000                            178
o        Apollo Group, Inc. Class A      8,850                            178
         American Greetings Corp.
           Class A                       7,500                            177
o        Windmere-Durable
           Holdings Inc.                10,400                            177
         Worthington Industries, Inc.   10,650                            176
         Rouse Co. REIT                  8,300                            176
         Post Properties, Inc. REIT      4,600                            176
         Provident Financial Group, Inc. 4,900                            176
o        Visio Corp.                     3,700                            176
o        Interim Services, Inc.          7,100                            176
         WFS Financial, Inc.             8,310                            176
o        Varian, Inc.                    7,800                            176
o        MMC Networks, Inc.              5,100                            175
                                       22

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
         CK Witco Corp.                 13,037                       $    174
         Gartner Group, Inc. Class A    11,400                            174
o        Drugstore.com, Inc.             4,800                            174
o        DuPont Photomasks, Inc.         3,600                            174
o        Hanover Compressor Co.          4,600                            174
o        Enzon, Inc.                     4,000                            174
o        Caremark Rx, Inc.              34,224                            173
o        Ciber, Inc.                     6,300                            173
o        CompuCredit Corp.               4,500                            173
o        Cybex Computer Products Corp.   4,275                            173
         National Computer
           Systems, Inc.                 4,600                            173
o        Canandaigua Brands, Inc.
           Class A                       3,392                            173
o        Station Casinos, Inc.           7,700                            173
o        Cable Design Technologies       7,500                            173
         Lee Enterprises, Inc.           5,400                            172
         American National Insurance Co. 2,700                            172
o        Stillwater Mining Co.           5,400                            172
         Highwood Properties, Inc. REIT  7,400                            172
o        First Health Group Corp.        6,400                            172
o        Alliance Semiconductor Corp.   10,300                            172
o        International Rectifier Corp.   6,600                            172
         Federal-Mogul Corp.             8,500                            171
         Church & Dwight, Inc.           6,400                            171
         General Growth Properties
           Inc. REIT                     6,100                            171
o        Patterson Dental Co.            4,000                            171
o        NETRIX Corp.                   11,400                            170
o        NBC Internet, Inc. Class A      2,200                            170
         Raytheon Co. Class A            6,845                            170
         Harte-Hanks, Inc.               7,800                            170
         Talbots Inc.                    3,800                            170
         Kinder Morgan, Inc.             8,392                            169
         Mack-Cali Realty Corp. REIT     6,500                            169
         N L Industries, Inc.           11,200                            169
o        Veeco Instruments, Inc.         3,600                            168
         Lancaster Colony Corp.          5,082                            168
o        Payless ShoeSource, Inc.        3,580                            168
o        Tularik, Inc.                   5,100                            168
         Florida East Coast Railway Co.  4,000                            167
         Valero Energy Corp.             8,400                            167
o        Price Communications Corp.      6,000                            167
         Graco, Inc.                     4,650                            167
o        Haemonetics Corp.               7,000                            167
         Brown & Brown, Inc.             4,350                            167
o        Chemdex Corp.                   1,500                            166
         Jack Henry & Associates         3,100                            166
         The MONY Group Inc.             5,700                            166
         Old National Bancorp            5,114                            166
o        Ixnet, Inc.                     5,500                            166
o        Cambridge Technology Partners   6,300                            165
         Bel Fuse, Inc.-Class B          6,900                            165
         Shared Medical Systems Corp.    3,237                            165
o        Harbinger Corp.                 5,175                            165
o        LHS Group, Inc.                 6,700                            164
         Pacific Century Financial Corp. 8,800                            164
         Beckman Coulter, Inc.           3,232                            164
o        OnDisplay, Inc.                 1,800                            163
o        Lands' End, Inc.                4,700                            163
         Hollinger International, Inc.  12,600                            163
         Roslyn Bancorp, Inc.            8,800                            163
o        Catellus Development Corp.     12,700                            163
         Allied Capital Corp.            8,880                            163
o        Santa Fe Snyder Corp.          20,300                            162
o        Stamps.Com Inc.                 3,900                            162
         IPALCO Enterprises, Inc.        9,500                            162
o        AppNet, Inc.                    3,700                            162
o        NextCard, Inc.                  5,600                            162
o        Charming Shoppes, Inc.         24,400                            162
         Park National Corp.             1,680                            161
         First Midwest Bancorp           6,075                            161
         Ethan Allen Interiors, Inc.     5,010                            161
         Franchise Finance Corp. of
           America REIT                  6,700                            160
o        Modis Professional
           Services Inc.                11,254                            160
         Armstrong World
           Industries Inc.               4,800                            160
         Mercury General Corp.           7,200                            160
o        Webvan Group Inc.               9,700                            160
o        American Management
           Systems, Inc.                 5,100                            160
         Inter-Tel, Inc.                 6,400                            160
         Cullen/Frost Bankers, Inc.      6,200                            160
         The Timken Co.                  7,800                            159
o        Latitude Communications, Inc.   6,100                            159
         Investors Financial
           Services Corp.                3,464                            159
         Foremost Corp. of America       5,600                            159
o        Caliper Technologies Corp.      2,380                            159
         Kansas City Power & Light Co.   7,200                            159
o        NFO Worldwide, Inc.             7,095                            159
         CarrAmerica Realty Corp. REIT   7,500                            158
         Meritor Automotive, Inc.        8,166                            158
o        Medicis Pharmaceutical Corp.    3,713                            158
o        ICOS Corp.                      5,400                            158
o        Zebra Technologies Corp.
           Class A                       2,700                            158
o        Barnes & Noble, Inc.            7,648                            158
o        The Topps Co., Inc.            15,200                            158
         Central Newspapers, Inc.        4,000                            157
         New Plan Excel Realty
           Trust REIT                    9,960                            157
o        CEC Entertainment Inc.          5,550                            157
o        Tech Data Corp.                 5,800                            157
o        EarthLink Network, Inc.         3,700                            157
o        Hollywood Park, Inc.            7,000                            157
         IDEX Corp.                      5,150                            156
o        Snyder Communications, Inc.     8,120                            156
o        Hearst-Argyle Television Inc.   5,868                            156
         Potlatch Corp.                  3,500                            156
         Crane Co.                       7,850                            156
         Interstate Bakeries Corp.       8,600                            156
o        AmeriCredit Corp.               8,400                            155
         Sierra Pacific Resources        8,976                            155
o        Sybase, Inc.                    9,140                            155
o        Digene Corp.                    8,900                            155
         Tredegar Corp.                  7,500                            155
         Clayton Homes Inc.             16,827                            155
o        Suiza Foods Corp.               3,900                            154
o        Focal Communications Corp.      6,400                            154
o        ACNielson Corp.                 6,266                            154
         Peoples Bank Bridgeport         7,300                            154
o        Choice Hotel International, Inc.9,000                            154
o        Concentric Network Corp.        5,000                            154

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
o        The Profit Recovery Group
           International, Inc.           5,800                       $    154
o        L-3 Communications
           Holdings, Inc.                3,700                            154
o        Tuboscope Inc.                  9,700                            154
         Callaway Golf Co.               8,700                            154
o        HS Resources Inc.               8,900                            153
o        Medco Research, Inc.            5,100                            153
o        Antec Corp.                     4,200                            153
o        General DataComm
           Industries, Inc.             23,100                            153
o        Scotts Co.                      3,800                            153
         Cabot Corp.                     7,500                            153
o        Aspect Communications Corp.     3,900                            152
o        Humana, Inc.                   18,633                            152
o        Mueller Industries Inc.         4,200                            152
o        Davox Corp.                     7,750                            152
o        Oak Technology, Inc.           16,100                            152
         Houghton Mifflin Co.            3,600                            152
o        Sonosite, Inc.                  4,800                            152
o        Cobalt Networks, Inc.           1,400                            152
o        INSO Corp.                      4,700                            151
o        Insight Communications
           Co., Inc.                     5,100                            151
o        BSQUARE Corp.                   3,600                            151
o        IMRglobal Corp.                12,000                            151
         Chittenden Corp.                5,084                            151
o        ZixIt Corp.                     3,800                            150
o        Vertex Pharmaceuticals, Inc.    4,300                            150
         Arden Realty Group, Inc. REIT   7,500                            150
         FelCor Lodging Trust, Inc. REIT 8,574                            150
o        Ames Department Stores, Inc.    5,200                            150
o        Ditech Communications Corp.     1,600                            150
         Corn Products International, Inc4,550                            149
o        Devry, Inc.                     8,000                            149
         DENTSPLY International Inc.     6,300                            149
         Starwood Financial Inc.         8,786                            149
         USFreightways Corp.             3,100                            148
o        Ocean Energy, Inc.             19,142                            148
o        Policy Management
           Systems Corp.                 5,800                            148
o        Atlas Air, Inc.                 5,400                            148
         MacDermid, Inc.                 3,600                            148
o        TenFold Corp.                   3,700                            148
o        Advanced Energy
           Industries, Inc.              3,000                            148
o        Mapics Inc.                    11,700                            148
o        Primark Corp.                   5,300                            147
o        Summit Technology, Inc.        12,600                            147
o        Cymer, Inc.                     3,200                            147
         P.H. Glatfelter Co.            10,100                            147
         E.W. Blanch Holdings, Inc.      2,400                            147
         Questar Corp.                   9,800                            147
o        Concord Communications, Inc.    3,300                            146
o        The Liposome Co., Inc.         12,000                            146
o        ArthroCare Corp.                2,400                            146
o        Forest Oil Corp.               11,100                            146
         Valhi, Inc.                    13,900                            146
o        Glenayre Technologies, Inc.    12,900                            146
         Washington Gas Light Corp.      5,300                            146
o        Interleaf, Inc.                 4,334                            146
         Leucadia National Corp.         6,300                            146
o        Imation Corp.                   4,340                            146
         Telxon Corp.                    9,100                            146
         Cordant Technologies, Inc.      4,400                            145
         Rayonier Inc.                   3,000                            145
o        Artesyn Technologies, Inc.      6,900                            145
         Briggs & Stratton Corp.         2,700                            145
         HON Industries, Inc.            6,600                            145
o        AnnTaylor Stores Corp.          4,200                            145
o        MRV Communications Inc.         2,300                            145
o        Terayon Communications
           Systems, Inc.                 2,300                            144
         Eaton Vance Corp.               3,800                            144
o        HotJobs.com Ltd.                3,300                            144
o        Hot Topic, Inc.                 6,200                            144
         Peoples Energy Corp.            4,300                            144
         Watkins-Johnson Co.             3,600                            144
o        Power Integrations, Inc.        3,000                            144
o        Whole Foods Market, Inc.        3,100                            144
o        IDX Systems Corp.               4,600                            144
o        Blyth Industries, Inc.          5,850                            144
o        Mastech Corp.                   5,800                            144
o        NBTY, Inc.                     12,400                            143
o        SciQuest.com, Inc.              1,800                            143
o        Borders Group, Inc.             8,900                            143
         Harsco Corp.                    4,500                            143
         Commercial Federal Corp.        8,011                            143
o        The Neiman Marcus Group,
           Inc. Class A                  5,100                            142
o        International Home Foods, Inc.  8,200                            142
o        Interneuron
           Pharmaceutical, Inc.         24,900                            142
o        Speedway Motorsports, Inc.      5,100                            142
o        Thermo Instrument
           Systems, Inc.                12,731                            142
         Cooper Tire & Rubber Co.        9,100                            142
o        Prodigy Communications Corp.    7,300                            141
o        AmeriSource Health Corp.        9,300                            141
o        America West Holdings Corp.
           Class B                       6,800                            141
         Hartford Life, Inc.             3,200                            141
o        Precision Response Corp.        5,800                            141
o        ePlus Inc.                      3,900                            140
o        Weirton Steel                  20,600                            140
         U.S. Industries, Inc.           9,990                            140
o        Ampex Corp. Class A            25,700                            140
o        Rainbow Technologies, Inc.      6,000                            140
o        Breakaway Solutions, Inc.       1,900                            139
         Keystone Financial, Inc.        6,561                            138
o        Marimba, Inc.                   3,000                            138
o        New Era of Networks, Inc.       2,900                            138
o        National-Oilwell, Inc.          8,800                            138
o        Alleghany Corp.                   744                            138
o        AGENCY.COM Inc.                 2,700                            138
         Western Resources, Inc.         8,100                            138
o        Young Broadcasting Inc.         2,700                            138
o        Computer Horizons Corp.         8,500                            138
o        Alkermes, Inc.                  2,800                            138
         Minnesota Power, Inc.           8,100                            137
         John Nuveen Co. Class A         3,800                            137
o        Clayton Williams Energy, Inc.  11,600                            137
o        Playtex Products, Inc.          8,900                            137
o        GlobeSpan, Inc.                 2,100                            137
o        Foundation Health Systems
           Class A                      13,740                            137

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
         Fulton Financial Corp.          7,575                       $    136
o        Aether Systems, Inc.            1,900                            136
o        Sensormatic Electronics Corp.   7,800                            136
o        Lynx Therapeutics Inc.          4,200                            136
         Wellman, Inc.                   7,300                            136
         Brady Corp. Class A             4,000                            136
         RPM Inc. (Ohio)                13,305                            136
o        Sinclair Broadcast Group, Inc. 11,100                            135
o        Accrue Software, Inc.           2,500                            135
o        ParkerVision, Inc.              4,400                            135
         Trinity Industries, Inc.        4,750                            135
         Noble Affiliates, Inc.          6,300                            135
o        Micro Warehouse Inc.            7,300                            135
o        Sunglass Hut International,
           Inc.                         12,000                            135
         National Bankcorp of Alaska
           Inc.                          4,800                            135
o        United Rentals, Inc.            7,850                            134
         Sealed Air Corp. $2.00
           Cvt. Pfd.                     2,660                            134
         Liberty Financial Cos., Inc.    5,850                            134
o        Black Box Corp.                 2,000                            134
         Teleflex Inc.                   4,274                            134
o        MSC Industrial Direct Co., Inc.
           Class A                      10,100                            134
         Commerce Bancorp, Inc.          3,300                            133
o        Universal Electronics, Inc.     2,900                            133
         Owens Corning                   6,900                            133
         Carlisle Co., Inc.              3,700                            133
o        Trigon Healthcare, Inc.         4,500                            133
o        American Freightways            8,196                            133
         First Citizens BancShares
           Class A                       1,900                            133
         Cousins Properties, Inc. REIT   3,900                            132
         Donaldson Co., Inc.             5,500                            132
o        Wind River Systems Inc.         3,600                            132
o        Kronos, Inc.                    2,200                            132
o        Electroglas, Inc.               5,200                            132
o        General Semiconductor, Inc.     9,300                            132
         York International Corp.        4,800                            132
         Borg-Warner Automotive, Inc.    3,250                            132
         Hospitality Properties Trust
           REIT                          6,900                            132
o        SilverStream Software, Inc.     1,100                            131
         Helmerich & Payne, Inc.         6,000                            131
         Air Express International
           Corp.                         4,050                            131
o        Egghead.com, Inc.               8,068                            131
         Equitable Resources, Inc.       3,900                            130
o        Bethlehem Steel Corp.          15,540                            130
o        Marine Drilling Co., Inc.       5,800                            130
         Ball Corp.                      3,300                            130
o        Unit Corp.                     16,900                            130
         Trustco Bank                    9,774                            130
o        Vertel Corp.                   23,800                            129
o        Affiliated Managers Group,
           Inc.                          3,200                            129
o        Be Free, Inc.                   1,800                            129
         Reinsurance Group of
           America, Inc.                 4,650                            129
         MDU Resources Group, Inc.       6,450                            129
o        Walker Interactive Systems,
           Inc.                         20,600                            129
         HRPT Properties Trust REIT     14,300                            129
o        Newfield Exploration Co.        4,800                            128
o        ADVO, Inc.                      5,400                            128
o        The SABRE Group Holdings, Inc.  2,500                            128
o        Men's Wearhouse, Inc.           4,350                            128
o        Presstek, Inc                   9,200                            128
o        Quantum Corp.- Hard Disk Drive 18,400                            128
         Dover Downs Entertainment, Inc. 6,800                            128
o        Linens `n Things, Inc.          4,300                            127
         National Service Industries, Inc4,312                            127
         Colonial BancGroup, Inc.       12,244                            127
         United Bankshares, Inc.         5,300                            127
         BRE Properties Inc.
           Class A REIT                  5,556                            126
o        Swift Transportation Co., Inc.  7,150                            126
         Regency Realty Corp. REIT       6,300                            126
         Bergen Brunswig Corp. Class A  15,153                            126
o        Penwest Pharmaceuticals Co.     8,250                            126
o        F.Y.I. Inc.                     3,700                            126
o        ChoicePoint Inc.                3,040                            126
o        Viacom Inc. Class A             2,080                            126
o        Bally Total Fitness Holding Corp4,700                            125
o        Avis Rent A Car, Inc.           4,900                            125
o        Azurix Corp.                   14,000                            125
         Greif Brothers Corp. Class A    4,200                            125
o        Sirius Satellite Radio, Inc.    2,800                            125
         Technitrol, Inc.                2,800                            125
o        McMoRan Exploration Co.         5,897                            125
o        Midwest Express Holdings, Inc.  3,900                            124
o        Markel Corp.                      800                            124
o        InsWeb Corp.                    4,850                            124
o        On Command Corp.                6,700                            124
         Belden, Inc.                    5,900                            124
o        Littelfuse, Inc.                5,100                            124
o        Jacobs Engineering Group Inc.   3,800                            124
o        Dycom Industries, Inc.          2,800                            123
         IDACORP, Inc.                   4,600                            123
o        Trimble Navigation Ltd.         5,700                            123
         Polaris Industries, Inc.        3,400                            123
o        Furniture Brands
           International Inc.            5,600                            123
         Camden Property Trust REIT      4,500                            123
o        CenterSpan
           Communications Corp.          3,800                            123
         Ruby Tuesday, Inc.              6,750                            123
         Everest Reinsurance
           Holdings, Inc.                5,500                            123
o        Entrade Inc.                    3,000                            123
o        Berkshire Hathaway Inc.
           Class B                          67                            123
         CPB, Inc.                       4,300                            123
         Fremont General Corp.          16,600                            122
         Universal Foods Corp.           6,000                            122
o        West TeleServices Corp.         5,000                            122
o        NCO Group, Inc.                 4,050                            122
o        Gadzoox Networks, Inc.          2,800                            122
o        Journal Register Co.            7,900                            122
o        Catherines Stores               5,800                            122
         Washington Federal Inc.         6,166                            122
         CFW Communications Co.          3,500                            122
         First Source Corp.              4,855                            121
         Mitchell Energy & Development
           Corp. Class A                 5,500                            121
o        Advanced Communications
           Group, Inc.                   8,900                            121
o        ITXC Corp.                      3,600                            121
         Jefferies Group, Inc.           5,500                            121
         Kaufman & Broad Home Corp.      5,000                            121
         Rollins Truck Leasing          10,125                            121
o        W.R. Grace & Co.                8,700                            121
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
o        Maxygen                         1,700                       $    121
         United Asset Management Corp.   6,500                            121
o        Triad Guaranty, Inc.            5,300                            121
o        S3, Inc.                       10,428                            121
o        Alpha Industries, Inc.          2,100                            120
o        Smithfield Foods, Inc.          5,000                            120
o        United Stationers, Inc.         4,200                            120
         Student Loan Corp.              2,400                            120
o        Sunterra Corp.                 10,400                            120
o        Dal-Tile International Inc.    11,800                            119
o        MemberWorks, Inc.               3,600                            119
o        Net2Phone, Inc.                 2,600                            119
o        Biomatrix, Inc.                 6,200                            119
o        Ampal-American Israel Corp.    12,900                            119
         JSB Financial                   2,300                            119
o        Oxford Health Plan              9,400                            119
         Texas Industries, Inc.          2,800                            119
         Jostens Inc.                    4,900                            119
o        Louis Dreyfus Natural Gas Corp. 6,572                            119
         BancorpSouth, Inc.              7,300                            119
o        Protein Design Labs, Inc.       1,700                            119
         Airborne Freight Corp.          5,400                            119
o        Genesys Telecommunications
           Laboratories, Inc.            2,200                            119
         Kimball International, Inc.
           Class B                       7,200                            119
o        Universal Health Services
           Class B                       3,300                            119
o        Insituform Technologies
           Class A                       4,200                            119
o        Sicor, Inc.                    15,300                            119
         Tupperware Corp.                7,000                            119
         United Illuminating Co.         2,300                            118
o        Cerner Corp.                    6,000                            118
         Liberty Corp.                   2,800                            118
o        Spiegel, Inc. Class A          16,800                            118
o        Quest Diagnostics, Inc.         3,862                            118
         Kaydon Corp.                    4,400                            118
o        Micron Electronics, Inc.       10,600                            118
o        Sipex Corp.                     4,800                            118
         United Dominion Realty
           Trust REIT                   11,900                            118
         Elcor Corp.                     3,900                            117
         COMSAT Corp.                    5,907                            117
o        Versant Corp.                  13,400                            117
         Regis Corp.                     6,210                            117
         IKON Office Solutions, Inc.    17,200                            117
o        Informatica Corp.               1,100                            117
         Staten Island Bancorp, Inc.     6,500                            117
o        Brightpoint, Inc.               8,900                            117
o        Playboy Enterprises, Inc.
           Class B                       4,800                            117
         Gaylord Entertainment Co.
           Class A                       3,883                            116
o        O'Reilly Automotive, Inc.       5,400                            116
o        Alaska Air Group, Inc.          3,300                            116
         Hilb, Rogal and Hamilton Co.    4,100                            116
         CMP Group Inc.                  4,200                            116
         MAF Bancorp, Inc.               5,525                            116
         Dreyer's Grand Ice Cream, Inc.  6,800                            116
o        Network Plus Corp.              5,500                            116
         Westpoint Stevens, Inc.         6,600                            116
         National Data Corp.             3,400                            115
o        SportsLine.com, Inc.            2,300                            115
         Claire's Stores, Inc.           5,150                            115
         Value Line, Inc.                3,200                            115
o        Handleman Co.                   8,600                            115
         IndyMac Mortgage Holdings, Inc. 9,000                            115
         WestAmerica Bancorporation      4,100                            115
         Doral Financial Corp.           9,300                            115
o        Metasolv Software, Inc.         1,400                            114
         Kennametal, Inc.                3,400                            114
o        Barra, Inc.                     3,600                            114
         Great Atlantic & Pacific
           Tea Co., Inc.                 4,100                            114
o        The IT Group, Inc.             12,436                            114
         The Marcus Corp.                8,500                            114
o        Agribrands International, Inc.  2,481                            114
o        Lifecore Biomedical Inc.        5,400                            114
o        Conmed Corp.                    4,406                            114
         Washington REIT                 7,600                            114
         Wicor, Inc.                     3,900                            114
o        Remedy Corp.                    2,400                            114
o        Toll Brothers, Inc.             6,100                            114
         Longs Drug Stores, Inc.         4,400                            114
o        Cellstar Corp.                 11,500                            114
o        CapRock Communications Corp.    3,500                            114
o        The Yankee Candle
           Company, Inc.                 6,950                            113
         Michael Foods Group, Inc.       4,600                            113
o        Acuson Corp.                    9,000                            113
         Aptargroup Inc.                 4,500                            113
o        Cor Therapeutics, Inc.          4,200                            113
o        Federal Agricultural Mortgage
           Corp. Class A                 7,000                            113
o        EntreMed, Inc.                  4,400                            113
         Pogo Producing Co.              5,500                            113
o        Venator Group, Inc.            16,100                            113
o        eShare Technologies, Inc.       6,600                            113
         Hawaiian Electric Industries Inc3,900                            113
o        Broadbase Software Inc.         1,000                            113
         Pulte Corp.                     5,000                            113
o        Security Capital Group Inc. REIT
           Class B                       9,000                            113
         Eastern Utilities Associates    3,700                            112
o        Transaction Systems
           Architects, Inc.              4,000                            112
         John H. Harland Co.             6,100                            112
         R.L.I. Corp.                    3,281                            112
         PS Business Parks, Inc. REIT    4,900                            111
         TNP Enterprises, Inc.           2,700                            111
         Dexter Corp.                    2,800                            111
         Timberline Software Corp.       8,259                            111
o        Bright Horizons Family
           Solutions, Inc.               5,900                            111
o        Stone Energy Corp.              3,100                            110
o        Active Software, Inc.           1,200                            110
         Amcore Financial                4,600                            110
         Penton Media, Inc. Class A      4,600                            110
o        Triarc Cos., Inc. Class A       6,000                            110
         Healthcare Realty Trust Inc.
           REIT                          7,044                            110
o        Renal Care Group, Inc.          4,700                            110
         First Industrial Realty
           Trust REIT                    4,000                            110
         Arnold Industries, Inc.         7,800                            110
         Alexander & Baldwin, Inc.       4,800                            110
o        MarketWatch.com, Inc.           3,000                            110

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
o        Neuberger Berman Inc.           4,400                       $    109
         Tootsie Roll Industries, Inc.   3,318                            109
         Omnicare, Inc.                  9,100                            109
o        Pioneer Natural Resources Co.  12,200                            109
         Weingarten Realty
           Investors REIT                2,800                            109
o        Preview Systems, Inc.           1,680                            109
         Piedmont Natural Gas, Inc.      3,600                            109
         Russell Corp.                   6,500                            109
o        Global Industries Ltd.         12,600                            109
o        Aphton Corp.                    7,100                            108
o        Reebok International Ltd.      13,195                            108
o        About.Com, Inc.                 1,200                            108
o        ETEC Systems, Inc.              2,400                            108
         United National Bancorp         4,838                            107
o        NCI Building Systems, Inc.      5,800                            107
         Heller Financial, Inc.          5,347                            107
         John Wiley & Sons Class A       6,400                            107
o        SITEL Corp.                    15,300                            107
         Ametek Aerospace Products Inc.  5,600                            107
         Harman International
           Industries, Inc.              1,900                            107
o        Protection One, Inc.           55,000                            107
o        CDI Corp.                       4,400                            106
         Webster Financial Corp.         4,500                            106
         Mentor Corp.                    4,104                            106
         Chemed Corp.                    3,700                            106
         Westcorp, Inc.                  7,300                            106
o        ATMI, Inc.                      3,200                            106
o        Safety-Kleen Corp.              9,350                            106
o        Data Broadcasting Corp.        12,814                            106
o        Netmoves, Corp.                15,100                            106
         Dole Food Co.                   6,500                            106
o        V-One Corp.                    17,900                            105
o        DBT Online Inc.                 4,300                            105
o        Transportation Technologies
           Industries, Inc.              5,800                            105
o        Triton PCS, Inc.                2,300                            105
o        Diametrics Medical, Inc.       12,200                            104
         Shurgard Storage Centers, Inc.
           Class A REIT                  4,500                            104
         Carpenter Technology Corp.      3,800                            104
o        Zomax Inc.                      2,300                            104
         The Macerich Co. REIT           5,000                            104
o        99 Cents Only Stores            2,718                            104
         Pioneer Standard Electronics                                     104
o        BOK Financial Corp.             5,145                            104
         Tecumseh Products Co. Class A   2,200                            104
         Detroit Diesel Corp.            5,400                            104
o        SEACOR SMIT Inc.                2,000                            104
         Thor Industries, Inc.           3,400                            103
         First Financial Bancorp         4,840                            103
o        hi/fn, inc.                     2,667                            103
         HSB Group Inc.                  3,050                            103
         Ohio Casualty Corp.             6,400                            103
o        Cytec Industries, Inc.          4,442                            103
o        TheStreet.com, Inc.             5,350                            103
o        High Speed Access Corp.         5,700                            103
         Stewart Enterprises, Inc.
           Class A                      21,600                            103
o        Coldwater Creek Inc.            5,000                            103
         Midas Inc.                      4,683                            102
         Mine Safety Appliances Co.      1,600                            102
         Black Hills Corp.               4,600                            102
         AGL Resources Inc.              6,000                            102
o        Ventana Medical Systems, Inc.   4,100                            102
o        Convergent
           Communications, Inc.          6,400                            102
o        Oxigene, Inc.                   6,500                            102
o        Applied Innovation Inc.        12,200                            101
o        Fourth Shift Corp.             14,600                            101
o        Ionics, Inc.                    3,600                            101
o        Visual Data Corp.               8,800                            101
o        Airnet Communications Corp.     2,780                            101
o        Alexander's, Inc.               1,277                            101
         Parkway Properties Inc. REIT    3,500                            101
o        Insurance Auto Auctions, Inc.   6,400                            101
o        MedQuist, Inc.                  3,900                            101
o        Juno Online Services, Inc.      2,800                            101
o        Identix, Inc.                  11,100                            101
o        Centigram Communications        6,000                            101
         Kelly Services, Inc. Class A    4,000                            101
o        MEMC Electronic Materials, Inc. 8,200                            100
         Applebee's International, Inc.  3,400                            100
         Whitney Holdings                2,705                            100
         Newport News Shipbuilding Inc.  3,640                            100
o        Barrett Resources Corp.         3,400                            100
         Reliance Bancorp, Inc.          2,900                            100
         Aquarion Co.                    2,700                            100
         Bowne & Co., Inc.               7,400                            100
         Irwin Financial Corp.           5,600                            100
o        Del Monte Foods Co.             8,100                            100
         Polaroid Corp.                  5,300                            100
o        Rare Hospitality
           International Inc.            4,600                            100
o        Andrea Radio Corp.             12,900                             99
o        GTech Holdings Corp.            4,500                             99
         Lincoln Electric Holdings       4,800                             99
o        LifePoint Hospitals, Inc.       8,366                             99
o        Cadiz Inc.                     10,400                             99
         Somerset Group, Inc.            5,156                             99
         Fidelity National Financial,
           Inc.                          6,870                             99
o        Com21, Inc.                     4,400                             99
         Gerber Scientific, Inc.         4,500                             99
o        Renex Corp.                    10,600                             99
         Puerto Rican Cement Co., Inc.   2,900                             99
o        Varian Semiconductor
           Equipment Associates, Inc.    2,900                             99
         Carolina First Corp.            5,400                             99
         Westfield America, Inc. REIT    8,000                             99
o        Nautica Enterprises, Inc.       8,700                             98
         Alpharma, Inc. Class A          3,200                             98
o        Paradyne Networks, Inc.         3,600                             98
o        XTRA Corp.                      2,300                             98
o        UCAR International, Inc.        5,500                             98
         Werner Enterprises, Inc.        6,938                             98
o        PanAmSat Corp.                  1,643                             98
o        Applix, Inc.                    5,400                             98
         Capitol Federal Financial      10,000                             98
o        Gulf Island Fabrication, Inc.  10,400                             98
         Morrison Management
           Specialists, Inc.             4,516                             97
         Connecticut Energy Corp.        2,500                             97
o        3Dfx Interactive, Inc.          9,900                             97
         The Toro Co.                    2,600                             97
         BSB Bancorp, Inc.               5,037                             97
                                       27

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
         Hancock Holding Co.             2,500                       $     97
o        Iomega Corp.                   28,700                             97
o        Value City Department
           Stores, Inc.                  6,400                             97
         Pennzoil-Quaker State Co.       9,500                             97
o        Gardner Denver Inc.             5,796                             97
o        Shorewood Packaging Corp.       5,100                             97
o        Rayovac Corp.                   5,100                             96
o        Gadzooks, Inc.                  9,800                             96
o        Kenneth Cole Productions, Inc.  2,100                             96
         Caraustar Industries, Inc.      4,000                             96
         Lennar Corp.                    5,900                             96
o        Mail-Well, Inc.                 7,100                             96
         La-Z-Boy Inc.                   5,700                             96
o        Ingram Micro, Inc.              7,300                             96
o        Datastream Systems, Inc.        3,900                             96
         Energen Corp.                   5,300                             96
         Central Parking Corp.           5,000                             96
o        Anchor Gaming                   2,200                             96
o        Pacific Gateway Exchange, Inc.  5,600                             96
         Farmer Brothers, Inc.             600                             95
o        Veritas DGC Inc.                6,800                             95
o        Department 56 Inc.              4,205                             95
o        The Dress Barn, Inc.            5,700                             95
o        Syntel, Inc.                    5,850                             95
o        P-Com, Inc.                    10,700                             95
o        Fairfield Communities, Inc.     8,800                             95
         Pittston Brink's Group          4,300                             95
o        Labor Ready, Inc.               7,800                             95
         CTG Resources Inc.              2,720                             95
o        Integrated Silicon Solution,
           Inc.                          5,700                             94
o        IDT Corp.                       5,000                             94
o        E-LOAN, Inc.                    5,800                             94
         Advanta Corp. Class A           5,163                             94
o        SpeedUs.com, Inc.              19,700                             94
o        Standard Microsystem            8,700                             94
o        ThermoQuest Corp.               9,100                             94
o        Cysive, Inc.                    1,300                             94
o        Navidec, Inc.                   7,800                             94
o        Pride International Inc.        6,400                             94
         Raymond James Financial, Inc.   5,000                             93
o        K-V Pharmaceutical Co. Class A  4,250                             93
o        Battle Mountain Gold Co.
           Class A                      45,200                             93
o        Intelidata Technologies Corp.  22,400                             93
         OM Group, Inc.                  2,700                             93
o        Cal Dive International, Inc.    2,800                             93
         Chemical Finance                2,907                             93
         Bank United Corp. Class A       3,400                             93
o        Barr Labs Inc.                  2,950                             93
         Banta Corp.                     4,100                             93
o        ONYX Software Corp.             2,500                             93
         Flowserve Corp.                 5,440                             92
o        ADAC Laboratories               8,600                             92
         Urban Shopping Centers,
           Inc. REIT                     3,400                             92
o        Extended Stay America, Inc.    12,093                             92
         Federal Signal Corp.            5,733                             92
o        Wave Systems Corp. Class A      7,700                             92
         Computer Task Group, Inc.       6,200                             92
         Manitowac Co., Inc.             2,700                             92
o        Valuevision International, Inc.
           Class A                       1,600                             92
         Seacoast Banking Corp. of
           Florida Class A               3,200                             92
         Albemarle Corp.                 4,770                             92
         Commerce Group, Inc.            3,500                             91
o        Auspex Systems, Inc.            8,900                             91
o        Papa John's International, Inc. 3,500                             91
         Koger Equity, Inc. REIT         5,400                             91
o        Footstar Inc.                   2,984                             91
         American National Can
           Group, Inc.                   7,000                             91
         Mark IV Industries, Inc.        5,142                             91
o        Loronix Information Systems     4,600                             91
         Diagnostic Products Corp.       3,700                             91
o        ebix.com Inc.                   8,100                             91
         Home Properties of New York,
           Inc. REIT                     3,300                             91
         JLG Industries, Inc.            5,700                             90
         Public Service Co. of
           North Carolina, Inc.          2,800                             90
         Alberto-Culver Co. Class B      3,500                             90
o        Columbia Sportswear Co.         4,200                             90
         Federal Realty Investment
           Trust REIT                    4,800                             90
o        Musicland Stores Corp.         10,700                             90
o        SLI, Inc.                       6,650                             90
         Fair Issac & Co.                1,700                             90
o        Coleman Inc.                    9,668                             90
o        Biotechnology General           5,900                             90
         Otter Tail Power Co.            2,398                             90
         D. R. Horton, Inc.              6,500                             90
o        Priority Healthcare Corp.
           Class B                       3,100                             90
         Andover Bancorp, Inc.           3,200                             90
o        SCM Microsystems,Inc.           1,400                             90
o        FLIR Systems, Inc.              5,500                             89
         Alliance Bancorp Inc.           4,825                             89
o        Hutchinson Technology, Inc.     4,200                             89
         Justin Industries, Inc.         6,000                             89
         Ryerson Tull, Inc.              4,591                             89
         Pier 1 Imports Inc.            13,960                             89
         Universal Corp.                 3,900                             89
o        Mid Atlantic Medical
           Services, Inc.               10,700                             89
o        TALK.com, Inc.                  5,000                             89
         CBL & Associates Properties,
           Inc. REIT                     4,300                             89
         Rollins, Inc.                   5,900                             89
o        TeleBanc Financial Corp.        3,400                             88
         Horace Mann Educators Corp.     4,500                             88
         Minerals Technologies, Inc.     2,200                             88
o        barnesandnoble.com inc.         6,200                             88
         AAR Corp.                       4,900                             88
o        GRC International, Inc.         7,400                             88
o        ICG Communications, Inc.        4,680                             88
o        TiVo Inc.                       2,600                             88
         Storage USA, Inc. REIT          2,900                             88
o        Nu Horizons Electronics Corp.   6,615                             88
o        Kaiser Aluminum &
           Chemical Corp.               11,400                             88
o        Atwood Oceanics, Inc.           2,266                             88
o        Procom Technology, Inc.         3,300                             87
o        Syncor International Corp.      3,000                             87
o        Digital Origin, Inc.            7,200                             87
o        Foamex International, Inc.     10,500                             87
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
o        Alliant Techsystems, Inc.       1,400                             87
         CONSOL Energy, Inc.             8,600                             87
         Taubman Co. REIT                8,100                             87
o        Ben & Jerry's Homemade, Inc.
           Class A                       3,500                             87
         Philadelphia Suburban Corp.     4,200                             87
o        SpeedFam-IPEC, Inc.             6,702                             87
o        Varian Medical Systems, Inc.    2,900                             86
o        Lone Star Technologies, Inc.    3,100                             86
o        Alpine Group, Inc.              6,700                             86
o        Advance Paradigm, Inc.          4,000                             86
o        NeoPharm, Inc.                  4,000                             86
o        Nuevo Energy Co.                4,600                             86
o        Avid Technology, Inc.           6,600                             86
         Reckson Associates Realty
           Corp. REIT                    4,200                             86
         Carey Diversified LLC           5,100                             86
o        MetaCreations Corp.             9,997                             86
o        Photronics Labs Inc.            3,000                             86
o        Maxxam Inc.                     2,000                             86
         Heritage Financial Corp.        9,900                             85
o        U.S. Can Corp.                  4,291                             85
o        Inprise Corp.                   7,700                             85
o        ShopKo Stores, Inc.             3,700                             85
         Manufactured Home
           Communities, Inc. REIT        3,500                             85
         Independence Community
           Bank Corp.                    6,800                             85
         Alfa Corp.                      5,200                             85
o        First Federal Financial Corp.   6,032                             85
o        uBid, Inc.                      3,200                             85
         USEC Inc.                      12,100                             85
         CNA Surety Corp.                6,510                             85
o        CorVel Corp.                    3,600                             85
o        SPS Technologies, Inc.          2,648                             85
         Fleetwood Enterprises, Inc.     4,100                             85
o        Vintage Petroleum, Inc.         7,000                             84
o        Thermo Fibertek, Inc.          11,850                             84
         ONEOK, Inc.                     3,358                             84
o        Tom Brown, Inc.                 6,300                             84
         Franklin Electric, Inc.         1,200                             84
o        PlanetRx.com, Inc.              5,800                             84
         Schweitzer-Mauduit
           International, Inc.           6,250                             84
         H.B. Fuller Co.                 1,500                             84
o        QAD Inc.                        6,000                             84
o        Province Healthcare Co.         4,400                             84
         Innkeepers USA Trust REIT      10,200                             84
         The Ackerley Group, Inc.        4,600                             83
o        Tower Automotive, Inc.          5,400                             83
o        Information Resources, Inc.     9,006                             83
         Imperial Credit Commercial
           Mortgage Investment
           Corp. REIT                    7,300                             83
         First Bancorp/Puerto Rico       4,000                             83
         Southwest Gas Corp.             3,600                             83
o        Multex.com Inc.                 2,200                             83
o        Jack in the Box Inc.            4,000                             83
         Meditrust Corp.                15,033                             83
o        Berlitz International, Inc.     4,801                             83
         Carter-Wallace, Inc.            4,600                             83
         Regal-Beloit Corp.              4,000                             83
o        Cyberian Outpost, Inc.          8,300                             82
o        AirTran Holdings, Inc.         18,200                             82
         Burlington Coat Factory
           Warehouse Corp.               5,940                             82
         Developers Diversified Realty
           Corp. REIT                    6,400                             82
o        CSK Auto Corp.                  4,700                             82
         RGS Energy Group Inc.           4,000                             82
o        Giant Industries, Inc.          9,800                             82
         Nordson Corp.                   1,700                             82
o        Quanta Services, Inc.           2,900                             82
         Community First Bankshares      5,200                             82
         United Dominion Industries Ltd. 4,100                             82
o        Centennial Bancorp              7,575                             81
         Standard Pacific Corp.          7,400                             81
         Earthgrains Co.                 5,048                             81
o        Landstar System                 1,900                             81
         Analysts International Corp.    6,500                             81
         South Jersey Financial
           Corp. Inc.                    5,200                             81
         Olin Corp.                      4,100                             81
o        Group Maintenance
           America Corp.                 7,600                             81
o        Coinstar, Inc.                  5,800                             81
         Texas Regional Bancshares, Inc. 2,800                             81
o        Aurora Foods Inc.               8,700                             81
o        On Assignment, Inc.             2,700                             81
         Lilly Industries Inc. Class A   6,000                             81
o        Organogenesis, Inc.             9,276                             81
         Coca-Cola Bottling Co.          1,700                             81
o        MeriStar Hotels & Resorts,
           Inc. REIT                    22,600                             81
         Northwest Bancorp, Inc.        11,600                             80
         Essex Property Trust, Inc.
           REIT                          2,366                             80
o        USDATA Corp., Inc.              5,797                             80
o        United Payors & United
           Providers, Inc.               4,850                             80
o        Rogers Corp.                    2,100                             80
o        Trans World Entertainment Corp. 7,650                             80
         MeriStar Hospitality Corp. REIT 5,020                             80
o        Tyler Technologies, Inc.       14,600                             80
         Reliance Group Holdings        12,000                             80
         Brandywine Realty Trust REIT    4,900                             80
o        Twinlab Corp.                  10,100                             80
o        TCI Satellite Entertainment,
           Inc. Class A                  5,004                             80
o        Aware, Inc.                     2,200                             80
         Ventas, Inc.                   19,100                             80
         Citizens Banking Corp.          3,572                             80
o        FOSSIL, INC.                    3,450                             80
o        Beringer Wine Estates
           Holdings, Inc.                2,000                             80
o        Newpark Resources, Inc.        13,000                             80
         Arvin Industries, Inc.          2,800                             79
         PFF Bancorp, Inc.               4,100                             79
         American Annuity Group Inc.     4,400                             79
         Ferro Corp.                     3,600                             79
o        JNI Corp.                       1,200                             79
o        Pre-Paid Legal Services, Inc.   3,300                             79
o        ProBusiness Services, Inc.      2,200                             79
o        Franklin Electronic
           Publishers, Inc.             13,300                             79
o        Pericom Semiconductor Corp.     3,000                             79
         First Charter Corp.             5,300                             79
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
o        Orthodontic Centers of
           America, Inc.                 6,600                       $     79
         First Commerce Bancshares Inc.
           Class B                       4,000                             79
         Independent Bank Corp.          6,300                             79
o        Pioneer Group, Inc.             5,000                             79
o        Metricom                        1,000                             79
o        Sequa Corp. Class A             1,456                             79
         Forest City Enterprise Class A  2,800                             78
         Longview Fibre Co.              5,500                             78
o        SpectraLink Corp.              11,000                             78
         First American Financial Corp.  6,300                             78
o        Gaylord Container Corp.        11,500                             78
         Sterling Bancshares, Inc.       7,000                             78
o        Wackenhut Corrections Corp.     6,700                             78
o        I-STAT Corp.                    5,400                             78
         New Jersey Resources Corp.      2,000                             78
         National Presto Industries,
           Inc.                          2,200                             78
         Centex Construction Products,
           Inc.                          2,000                             78
         Pultizer, Inc.                  1,933                             78
o        Mentor Graphics Corp.           5,900                             78
         Consolidated-Tomoka Land Co.    6,100                             78
         Prentiss Properties Trust REIT  3,700                             78
         Sodexho Marriott Services, Inc. 5,950                             77
o        Wyndham International, Inc.
           Class A                      26,326                             77
         Town & Country Trust REIT       4,300                             77
o        Bristol Hotels & Resorts, Inc. 15,225                             77
         McGrath Rent Corp.              4,400                             77
         Cleco Corp.                     2,400                             77
o        1-800-FLOWERS.COM, Inc.         7,200                             77
o        IHOP Corp.                      4,600                             77
o        Cort Business Services Corp.    4,400                             77
         The Warnaco Group, Inc. Class A 6,220                             77
         Wallace Computer Services, Inc. 4,600                             76
         Bryn Mawr Bank Corp.            3,200                             76
o        TCSI Corp.                     23,800                             76
o        Mossimo, Inc.                   9,400                             76
         The Trust Co. of New Jersey     3,300                             75
         Philadelphia Consolidated
           Holding Corp.                 5,200                             75
o        Garden Fresh Restaurant Corp.   4,400                             75
         Cabot Industrial Trust REIT     4,100                             75
         Olsten Corp.                    6,650                             75
o        Able Telcom Holding Corp.       9,400                             75
         Peoples Holding Co.             2,600                             75
o        Polo Ralph Lauren Corp.         4,400                             75
         Bangor Hydro-Electric Co.       4,600                             75
         Susquehanna Bancshares, Inc.    4,725                             75
o        Ace Cash Express, Inc.          4,050                             75
         Bank North Group                2,800                             75
         Blockbuster Inc. Class A        5,600                             75
o        Thermo Cardiosystems Inc.      11,400                             75
o        WMS Industries, Inc.            5,700                             75
o        Pharmacopeia, Inc.              3,300                             75
o        Daisytek International Corp.    3,200                             75
o        Bone Care International, Inc.   5,900                             74
o        Quiksilver, Inc.                4,800                             74
o        Allergan Specialty
           Therapeutics, Inc.            5,890                             74
o        Orbital Sciences Corp.          4,000                             74
         Southwest Bancorp, Inc.         3,700                             74
o        Hain Food Group, Inc.           3,300                             74
         Curtiss-Wright Corp.            2,000                             74
         Modine Manufacturing Co.        2,938                             73
o        Digital River, Inc.             2,200                             73
o        Echelon International Corp.,
           Inc.                          3,180                             73
o        Scientific Games Holdings Corp. 4,400                             73
o        Active Voice Corp.              2,500                             73
         Overseas Shipholding Group Inc. 4,900                             73
o        Sylvan Learning Systems, Inc.   5,575                             72
         F.N.B. Corp.                    3,255                             72
o        SpaceLabs Medical, Inc.         3,900                             72
o        Sciclone Pharmaceuticals       11,800                             72
o        Anixter International Inc.      3,500                             72
         Cubic Corp.                     3,300                             72
         Landauer, Inc.                  3,300                             72
         Connecticut Water Services,
           Inc.                          2,250                             72
o        JFAX.COM, Inc.                 10,700                             72
o        Eclipsys Corp.                  2,800                             72
         NACCO Industries, Inc. Class A  1,291                             72
o        International Specialty
           Products, Inc.                7,800                             72
         LNR Property Corp.              3,600                             72
         Hussman International, Inc.     4,750                             72
o        Unifi, Inc.                     5,800                             71
o        Women.com Networks, Inc.        5,000                             71
o        STERIS Corp.                    6,908                             71
         Block Drug Co. Class A          2,298                             71
o        Romac International, Inc.       5,300                             71
o        Wisconsin Central
           Transportation Corp.          5,300                             71
         Fedders Corp.                  12,900                             71
o        infoUSA Inc.                    5,084                             71
         Bindly Western Industries, Inc. 4,700                             71
o        EMS Technologies, Inc.          6,000                             71
o        Ralcorp Holdings, Inc.          3,533                             70
o        OfficeMax, Inc.                12,800                             70
         Myers Industries, Inc.          4,466                             70
         First Sentinel Bancorp Inc.     9,000                             70
o        PSS World Medical, Inc.         7,450                             70
         Clarcor Inc.                    3,900                             70
         Collins & Aikman Corp.         12,200                             70
         Enterprise Products
           Partners L.P.                 3,800                             70
         Chateau Communities, Inc. REIT  2,700                             70
o        Amerco, Inc.                    2,800                             70
o        Nortek, Inc.                    2,500                             70
o        Friede Goldman Halter, Inc.    10,086                             70
         Delta & Pine Land Co.           4,021                             70
o        Wireless Facilities, Inc.       1,600                             70
o        FEI Co.                         4,500                             70
o        Acclaim Entertainment Inc.     13,591                             70
o        RailTex, Inc.                   3,894                             70
o        Coherent, Inc.                  2,600                             70
o        Barnett, Inc.                   6,700                             70
         Avista Corp.                    4,500                             69
         Bob Evans Farms, Inc.           4,500                             69
o        Novoste Corp.                   4,200                             69
o        Cornerstone Internet
           Solutions Co.                 9,100                             69
o        U.S. Home Corp.                 2,700                             69
o        The Neiman Marcus Group, Inc.
           Class B                       2,561                             69
         Pitt Des Moines, Inc.           2,800                             69
o        Todd Shipyards Corp.            8,753                             69
o        Diacrin, Inc.                  10,600                             69
o        Kensey Nash Corp.               5,800                             69
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
o        Layne Christensen Co.           9,500                       $     69
o        Personnel Group of America, Inc 6,800                             69
o        Aspen Technologies, Inc.        2,600                             69
o        7-Eleven, Inc.                 38,500                             69
o        Zebra Technologies Corp.
           Class B                       1,170                             68
         National Steel Corp. Class B    9,200                             68
o        Cunningham Graphics
           International, Inc.           4,900                             68
o        Drexler Technology Corp.        7,000                             68
o        Proxymed Pharmacy, Inc.         7,000                             68
o        StaffMark, Inc.                 9,000                             68
o        Ryan's Family Steak Houses, Inc.8,000                             68
         G & K Services, Inc.            2,100                             68
o        Strattec Security Corp.         2,100                             68
o        MAXIMUS, Inc.                   2,000                             68
o        Oakley, Inc.                   12,200                             68
o        Benihana Inc. Class A           4,700                             68
         AMCOL International Corp.       4,200                             68
o        Duramed Pharmaceuticals, Inc.   9,500                             68
         TF Financial Corp.              5,100                             68
o        bebe stores, inc.               2,500                             68
         Harbor Florida Bancshares, Inc. 5,200                             67
o        Learning Tree International, Inc2,400                             67
         Skywest, Inc.                   2,400                             67
o        Credit Management
           Solutions, Inc.               7,900                             67
o        Geoworks                        4,000                             67
         Western Properties Trust REIT   7,000                             67
         WSFS Financial Corp.            5,300                             67
         German American Bancorp         3,836                             67
         Omega Financial Corp.           2,300                             67
         Ruddick Corp.                   4,300                             67
o        American Classic Voyager Co.    1,900                             67
o        Florida Banks, Inc.            11,000                             66
         Lawrence Savings Bank           8,700                             66
o        Boise Cascade Office
           Products Corp.                4,400                             66
o        Petrocorp, Inc.                11,322                             66
         Arrow Financial Corp.           3,381                             66
o        HMT Technology Corp.           16,400                             66
o        Hollywood Casino Corp.         15,200                             66
         Quaker Chemical Corp.           4,600                             66
o        Silgan Holdings, Inc.           4,900                             66
         CPI Corp.                       2,900                             65
o        Basin Exploration Inc.          3,700                             65
o        Quorum Health Group, Inc.       7,000                             65
o        Evergreen Resources, Inc.       3,300                             65
         Prison Realty Trust, Inc. REIT 12,862                             65
         Commercial Intertech Corp.      5,100                             65
o        Century Business Services, Inc. 7,700                             65
         First Commonwealth
           Financial Corp.               5,400                             65
         WPS Resources Corp.             2,579                             65
         CB Bancshares Inc./Hawaii       2,200                             65
         Nationwide Health Properties,
           Inc. REIT                     4,700                             65
         HCC Insurance Holdings, Inc.    4,900                             65
o        TeleCorp PCS, Inc.              1,700                             65
o        Performance Food Group Co.      2,650                             65
         Spartech Corp.                  2,000                             65
o        Theragenics Corp.               7,116                             64
o        Hie Inc.                       19,100                             64
o        Media Metrix, Inc.              1,800                             64
         Nationwide Financial
           Services, Inc.                2,300                             64
o        Data Return Corp.               1,200                             64
o        Covance, Inc.                   5,925                             64
o        Immucor Inc.                    4,854                             64
o        Royal Appliance
           Manufacturing Co.            13,114                             64
o        Heartland Express, Inc.         4,058                             64
o        Dril-Quip, Inc.                 2,100                             64
o        Aviall Inc.                     7,775                             64
o        Impath, Inc.                    2,500                             64
o        The Good Guys, Inc.             6,800                             63
         AGCO Corp.                      4,700                             63
o        Alysis Technologies Inc.        6,700                             63
o        Mediaplex, Inc.                 1,000                             63
o        Michaels Stores, Inc.           2,200                             63
         AREA Bancshares Corp.           2,558                             63
         Cabot Oil & Gas Corp. Class A   3,900                             63
         Chelsea GCA Realty, Inc. REIT   2,100                             62
         National Health Investors REIT  4,200                             62
o        Network Event Theater,Inc.      2,100                             62
o        Boca Resorts, Inc. Class A      6,400                             62
o        Catalytica, Inc.                4,600                             62
         Madison Gas & Electric Co.      3,100                             62
o        PETsMART, Inc.                 10,848                             62
o        Neurogen Corp.                  3,780                             62
o        Hollywood Entertainment Corp.   4,300                             62
o        C-bridge Internet Solutions,
           Inc.                          1,280                             62
o        Freeport-McMoRan Copper &
           Gold, Inc. Class A            3,348                             62
         Riviana Foods, Inc.             3,500                             62
         CBRL Group, Inc.                6,400                             62
         Ogden Corp.                     5,200                             62
         Tanger Factory Outlet Centers,
           Inc. REIT                     2,989                             62
o        Avigen, Inc.                    2,000                             62
         Capitol Bancorp Ltd.            5,969                             62
o        Innotrac Corp.                  4,500                             62
o        Ascent Entertainment Group
           Inc.                          4,875                             62
         Public Service Co. of
           New Mexico                    3,800                             62
         Kilroy Realty Corp. REIT        2,800                             62
o        US SEARCH.com Inc.              8,200                             62
o        Miravant Medical Technology     6,600                             61
o        Aavid Thermal Technologies      2,500                             61
o        Arch Communications Group, Inc  9,300                             61
o        First Consulting Group, Inc.    3,955                             61
         NBT Bancorp, Inc.               3,953                             61
o        UNOVA, Inc.                     4,700                             61
         Commercial Metals Co.           1,800                             61
o        Provident Financial Holdings,
           Inc.                          3,700                             61
         Sizzlers Property Investors,
           Inc.                          7,500                             61
         Alberto-Culver Co. Class A      2,800                             61
o        Premiere Technologies, Inc.     8,700                             61
o        Rexall Sundown, Inc.            5,900                             61
o        DVI, Inc.                       4,000                             61
o        SpectRx, Inc.                   5,074                             61
         Anchor Bancorp Wisconsin Inc.   4,000                             61
         StanCorp Financial Group, Inc.  2,400                             60
         Precision Castparts Corp.       2,300                             60
         GenCorp, Inc.                   6,100                             60
o        Matria Healthcare, Inc.        14,600                             60
         HEICO Corp. Class A             2,850                             60
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
o        ITT Educational Services, Inc.  3,900                       $     60
         California Independent Bancorp  3,515                             60
         Century Bancorp, Inc. Class A   3,700                             60
o        Tickets.com, Inc.               4,200                             60
         Republic Security Financial
           Corp.                         8,388                             60
         FBL Financial Group, Inc.
           Class A                       3,000                             60
         Wausau-Mosinee Paper Corp.      5,126                             60
o        Hovnanian Enterprises Class A   9,300                             60
         Newmil Bancorp, Inc.            4,600                             60
o        VTEL Corp.                     18,200                             60
o        IDEXX Laboratories Corp.        3,700                             60
o        Revlon, Inc. Class A            7,500                             60
o        Stac Software, Inc.             9,417                             59
o        Rent-A-Center, Inc.             3,000                             59
         Wabash National Corp.           3,950                             59
         First Financial Holdings, Inc.  3,700                             59
o        Laser Vision Centers, Inc.      5,600                             59
         Coachmen Industries, Inc.       3,904                             59
         Bradley Real Estate, Inc.
           8.40% Cvt. Pfd.               3,024                             59
o        Predictive Systems, Inc.          900                             59
o        GelTex Pharmaceuticals, Inc.    4,600                             59
o        PJ America Inc.                 3,800                             59
o        Fritz Cos., Inc.                5,600                             59
         Barnes Group, Inc.              3,600                             59
         St. Mary Land & Exploration Co. 2,372                             59
         Flagstar Bancorp, Inc.          3,400                             59
o        Information Architects Corp.    5,700                             58
o        Oceaneering International, Inc. 3,910                             58
o        Powerwave Technologies, Inc.    1,000                             58
o        Energy Conversion Devices, Inc. 6,300                             58
         Hughes Supply, Inc.             2,700                             58
o        Too Inc.                        3,369                             58
o        COMFORCE Corp.                 20,213                             58
         SIG Corp.                       2,550                             58
         McDermott International, Inc.   6,400                             58
         SJNB Financial Corp.            1,900                             58
o        Laboratory Corp. of America    15,624                             58
         Middlesex Water Co.             1,800                             58
         Wolverine World Wide, Inc.      5,250                             57
         Summit Bancshares, Inc.         3,100                             57
o        Chirex, Inc.                    3,900                             57
         IRT Property Co. REIT           7,300                             57
o        Avant! Corp.                    3,800                             57
o        Signal Technology Corp.         7,847                             57
o        Imperial Credit                 9,100                             57
         Sovran Self Storage, Inc. REIT  3,000                             57
         Indiana Energy, Inc.            3,200                             57
o        Ocular Sciences, Inc.           3,000                             57
o        Plug Power, Inc.                2,000                             57
o        e.spire Communications, Inc.    9,700                             56
o        CDnow Inc.                      5,700                             56
         JP Realty Inc. REIT             3,600                             56
o        GetThere.com, Inc.              1,397                             56
o        Insignia Financial Group, Inc.  6,466                             56
o        Structural Dynamics
           Research Corp.                4,400                             56
o        Expedia Inc.                    1,600                             56
o        Scholastic Corp.                  900                             56
o        QCF Bancorp, Inc.               2,200                             56
o        Pharmaceutical Product
           Development, Inc.             4,700                             56
o        Inacom Corp.                    7,632                             56
o        Palm Harbor Homes, Inc.         3,100                             56
o        Safeskin Corp.                  4,600                             56
o        Homestead Village, Inc.        26,234                             56
         Argonaut Group, Inc.            2,800                             56
o        Atlanta Sosnoff Capital         6,400                             56
o        US Oncology, Inc.              11,250                             56
o        Daily Journal Corp.             1,700                             55
         OceanFirst Financial Corp.      3,200                             55
         Ameron International Corp.      1,400                             55
         NYMAGIC, Inc.                   4,200                             55
         Riggs National Corp.            4,200                             55
         First International Bancorp,
           Inc.                          6,900                             55
         Gables Residential Trust REIT   2,300                             55
         Interface, Inc.                 9,600                             55
o        Perrigo Co.                     6,900                             55
         UGI Corp. Holding Co.           2,700                             55
o        Pac-West Telecom, Inc.          2,081                             55
o        Digital Impact, Inc.            1,100                             55
o        Amdocs Ltd.                     1,598                             55
         Mississippi Chemical Corp.      8,900                             55
o        Henry Schein, Inc.              4,135                             55
         UMB Financial Corp.             1,455                             55
o        Aftermarket Technology Corp.    4,600                             55
         Getty Realty Holding Corp.      4,900                             55
o        Shuffle Master, Inc.            6,433                             55
o        Genesis Health Ventures Inc.   26,500                             55
o        Spectranetics Corp.            14,100                             55
o        Information Management
           Associates, Inc.             10,400                             55
o        Chalone Wine Group Ltd.         6,260                             54
o        Avatar Holding, Inc.            3,000                             54
         Oneida Ltd.                     2,500                             54
o        Kaneb Services, Inc.           12,384                             54
o        Airgas, Inc.                    5,700                             54
o        S&K Famous Brands Inc.          9,100                             54
o        United Capital Corp.            2,900                             54
         Kansas City Life Insurance Co.  1,600                             54
o        WHX Corp.                       6,000                             54
         First Financial Corp.-Indiana   1,300                             54
o        Factory 2-U Stores Inc.         1,900                             54
         Associated Estates Realty
           Corp. REIT                    6,900                             54
o        Digital Microwave Corp.         2,300                             54
         Maine Public Service Co.        3,100                             54
         Crawford & Co. Class B          3,950                             54
         Northwest Natural Gas Co.       2,450                             54
         Standard Commercial
           Tobacco Co.                  15,063                             54
o        Momentum Business
           Applications, Inc.            6,814                             54
o        Syntroleum Corp.                6,600                             54
o        Mortons Restaurant Group        3,456                             54
o        Perficient, Inc.                4,200                             54
o        E-Stamp Corp.                   2,400                             53
         Flushing Financial Corp.        3,600                             53
o        Voyager.net, Inc.               5,800                             53
         Gainsco, Inc.                   9,900                             53
         Standard Motor Products, Inc.   3,300                             53
         Allen Organ Co.                 1,400                             53
o        Allen Telecom Inc.              4,600                             53
o        Esterline Technologies Corp.    4,600                             53
         Superior Uniform Group, Inc.    5,900                             53
         Lance, Inc.                     5,300                             53
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
o        Swift Energy Co.                4,600                       $     53
o        Jo-Ann Stores, Inc. Class A     4,700                             53
o        UICI                            5,000                             53
o        Friendly Ice Cream Corp.       11,900                             53
         Boddie-Noell Properties Inc.    6,300                             53
o        Per-Se Technologies, Inc.       6,266                             53
o        Ladd Furniture Inc.             2,667                             53
         Baldor Electric Co.             2,900                             53
o        PC-Tel, Inc.                    1,000                             53
         Bandag, Inc.                    2,100                             52
         Downey Financial Corp.          2,600                             52
o        Triad Hospitals, Inc.           3,466                             52
o        SmartDisk Corp.                 1,600                             52
o        Navarre Corp.                   9,100                             52
o        Navigant Consulting, Inc.       4,800                             52
o        Optical Cable Corp.             2,600                             52
         Chesapeake Corp. of Virginia    1,700                             52
o        Workflow Management, Inc.       1,809                             52
o        FSI International, Inc.         4,500                             52
o        Right Management Consultants    4,500                             52
o        Boyd Gaming Corp.               8,900                             52
o        Total Renal Care Holdings, Inc. 7,735                             52
         US Bancorp, Inc.                4,400                             52
         Granite State Bankshares, Inc.  2,600                             52
o        autobytel.com inc.              3,400                             52
         Prime Group Realty Trust REIT   3,400                             52
         Ambanc Holding Co., Inc.        3,500                             52
         Granite Construction Co.        2,800                             52
         L. S. Starrett Co. Class A      2,300                             52
         J. Baker, Inc.                  8,600                             52
o        Xiox Corp.                      1,900                             51
         First Union Real Estate REIT   10,780                             51
         Wolohan Lumber Co.              4,222                             51
o        Hartmarx Corp.                 12,600                             51
o        Scott Technologies, Inc.        2,700                             51
         Milacron Inc.                   3,300                             51
o        Success Bancshares, Inc.        5,100                             51
         HMN Financial, Inc.             4,500                             51
o        R.H. Donnelley Corp.            2,680                             51
o        Quintus Corp.                   1,100                             50
o        Innovasive Devices, Inc.        6,300                             50
         Team Financial, Inc.            5,600                             50
         International Speedway Corp.    1,000                             50
o        Wellsford Real Properties Inc.
           REIT                          5,912                             50
         Lindsay Manufacturing Co.       2,750                             50
         Harleysville National Corp.     1,543                             50
         NUI Corp.                       1,900                             50
o        National Discount Brokers
           Group, Inc.                   1,900                             50
         The Stride Rite Corp.           7,700                             50
         Ethyl Corp.                    12,700                             50
o        Financial Industries Corp.      5,000                             50
         Redwood Trust, Inc. REIT        4,000                             50
o        Deltek Systems, Inc.            3,700                             50
o        Net.B@nk, Inc.                  2,700                             50
o        GC Cos.                         1,930                             50
         Ace, Ltd.                       2,990                             50
         Calgon Carbon Corp.             8,400                             50
o        CAIS Internet, Inc.             1,400                             50
         Churchill Downs, Inc.           2,200                             50
o        Exabyte Corp.                   6,600                             50
         Prime Retail, Inc. REIT         8,800                             50
         MascoTech Inc.                  3,900                             49
o        Steel Dynamics, Inc.            3,100                             49
o        Fairchild Corp.                 5,441                             49
         Covest Bankshares, Inc.         3,700                             49
         A.O. Smith Corp.                2,250                             49
o        Frontline Communications Corp.  6,400                             49
         State Financial Services Corp.
           Class A                       4,100                             49
o        Bio-Rad Laboratories, Inc.
           Class A                       2,100                             49
         Correctional Properties
           Trust REIT                    4,000                             49
         LSI Industries Inc.             2,264                             49
         A. Schulman Inc.                3,000                             49
o        Xpedior Inc.                    1,700                             49
         Queens County Bancorp, Inc.     1,800                             49
o        TBC Corp.                       7,800                             49
         Watts Industries Class A        3,300                             49
o        iVillage Inc.                   2,400                             49
         Pulaski Financial Corp.         4,800                             49
o        American Axle & Manufacturing
           Holdings, Inc.                4,000                             49
o        Microwave Power Devices, Inc.   6,800                             48
         St. Francis Capital Corp.       2,600                             48
         JDN Realty Corp. REIT           3,000                             48
o        SonicWALL, Inc.                 1,200                             48
o        Jenny Craig Inc.               13,300                             48
         Omega Healthcare Investors,
           Inc. REIT                     3,800                             48
         White Mountains Insurance
           Group Inc.                      400                             48
         Invacare Corp.                  2,400                             48
o        Lazare Kaplan International,
           Inc.                          5,900                             48
         AmerUs Life Holdings, Inc.      2,084                             48
         Springs Industries Inc. Class A 1,200                             48
         Southern Peru Copper Corp.      3,100                             48
o        Stoneridge,Inc.                 3,100                             48
o        American Bank Note
           Holographics, Inc.           29,900                             48
         Presidential Life Corp.         2,600                             48
o        Delphi Financial Group, Inc.    1,591                             48
o        URS Corp.                       2,200                             48
o        CompUSA, Inc.                   9,300                             48
         Interpool, Inc.                 6,400                             48
o        Profile Technologies, Inc.      6,800                             48
o        Amylin Pharmaceuticals, Inc.    5,700                             48
o        California Culinary Academy Inc10,400                             47
o        Todhunter International, Inc.   5,200                             47
         Fidelity Bancorp, Inc.          2,800                             47
o        Algos Pharmaceutical Corp.      4,300                             47
o        Integrated Electrical
           Services,Inc.                 4,700                             47
o        Thermo Ecotek Corp.             8,900                             47
         Omnova Solutions Inc.           6,100                             47
o        UniCapital Corp.               12,800                             47
         Fleming Cos., Inc.              4,600                             47
o        NVIDIA Corp.                    1,000                             47
o        CFI ProServices, Inc.           5,731                             47
o        Docucorp International          6,661                             47
o        Shoe Carnival, Inc.             4,650                             47
o        Thermedics Detection Inc.       6,930                             47
o        Drug Emporium, Inc.            10,528                             47
         FFY Financial Corp.             3,700                             47
         Crown Crafts, Inc.             16,200                             47
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
         Penford Corp.                   2,700                       $     47
o        Cheap Tickets, Inc.             3,400                             47
o        GenesisIntermedia.com, Inc.     8,000                             47
         Big Dog Holdings, Inc.          6,700                             46
o        Plains Resources                3,717                             46
         Haven Bancorp, Inc.             3,000                             46
o        World Acceptance Corp.          9,600                             46
         City Holding Co.                3,295                             46
         Codorus Valley Bancorp, Inc.    2,625                             46
o        Input/Output, Inc.              9,100                             46
o        Advanced Polymer Systems       13,400                             46
         Ottawa Financial Corp.          2,541                             46
o        Activision, Inc.                3,000                             46
         Davel Communications, Inc.      9,657                             46
         Marion Capital Holdings         2,800                             46
o        Prime Hospitality Corp.         5,200                             46
         HEICO Corp.                     2,100                             46
o        Cytoclonal Pharmaceutics Inc.   6,100                             46
o        Jackpot Enterprises, Inc.       5,500                             46
o        ISIS Pharmaceuticals, Inc.      7,300                             46
o        Martek Biosciences Corp.        3,800                             46
         Enhance Financial Services
           Group, Inc.                   2,800                             46
o        SEEC, Inc.                      6,800                             45
o        Grey Wolf, Inc.                15,800                             45
         Realty Income Corp. REIT        2,200                             45
o        SoftNet Systems, Inc.           1,800                             45
         Pittston BAX Group              4,250                             45
o        Satcon Technology Corp.         5,407                             45
         The Pep Boys
           (Manny, Moe & Jack)           4,940                             45
         Glimcher Realty Trust REIT      3,500                             45
         Sun Communities, Inc. REIT      1,400                             45
o        Protocol Systems, Inc.          5,000                             45
         Corporate Office Properties
           Trust, Inc. REIT              5,900                             45
o        Highlands Insurance Group       4,730                             45
o        Cameron Ashley Building
           Products                      4,492                             45
         Trenwick Group Inc.             2,650                             45
         Apex Mortgage Capital, Inc.
           REIT                          4,400                             45
         Ziegler Cos., Inc.              3,000                             45
o        Crescent Operating, Inc. REIT  16,260                             45
o        IKOS Systems, Inc.              4,600                             45
         NCH Corp.                       1,000                             45
         Apogee Enterprises, Inc.        8,800                             45
o        Il Fornaio (America) Corp.      6,400                             44
o        Objective Systems Integrators,
           Inc.                          6,700                             44
o        The Children's Place Retail
           Stores, Inc.                  2,700                             44
o        Spanish Broadcasting System,
           Inc.                          1,100                             44
o        Renaissance Worldwide, Inc.     6,000                             44
         Cato Corp. Class A              3,500                             44
o        Microtouch Systems, Inc.        3,500                             44
o        Capital Trust Class A           8,800                             44
         Cascade Bancorp                 3,520                             44
o        Sizzler International          17,600                             44
         Thomas Nelson, Inc.             4,750                             44
o        Novavax, Inc.                   7,810                             44
o        Closure Medical Corp.           3,400                             44
o        Hawthorne Financial Corp.       3,500                             44
o        Correctional Services Corp.     9,997                             44
         Schnitzer Steel Industries, Inc.
           Class A                       2,300                             44
o        Champion Enterprises, Inc.      5,100                             44
         Harmon Industries, Inc.         3,600                             44
         Arrow International, Inc.       1,500                             44
         SL Green Realty Corp. REIT      2,000                             44
         BankAtlantic Bancorp, Inc.
           Class A                      10,535                             43
o        Park-Ohio Holdings Corp.        4,400                             43
         Zenith National Insurance Corp. 2,100                             43
         Walter Industries, Inc.         4,000                             43
o        LINC Capital, Inc.              9,100                             43
o        Dura Pharmaceuticals, Inc.      3,100                             43
         Bassett Furniture Industries,
           Inc.                          2,700                             43
o        Tractor Supply Co.              2,700                             43
o        Fresh Del Monte Produce Inc.    4,800                             43
         Libbey, Inc.                    1,500                             43
         FNB Financial Services Corp.    4,100                             43
o        Old Dominion Freight Line, Inc. 4,000                             43
         Columbia Bancorp                3,800                             43
         Arch Chemicals, Inc.            2,050                             43
         Atmos Energy Corp.              2,100                             43
         Bank of the Ozarks, Inc.        2,200                             43
o        WetSeal, Inc. Class A           3,500                             43
         Cross Timbers Oil Co.           4,725                             43
         RFS Hotel Investors, Inc.
           REIT                          4,100                             43
o        Varco International, Inc.       4,200                             43
o        Comdial Corp.                   4,300                             43
o        BJ Services Co. Warrants
           Exp. 4/13/2000                  787                             43
o        Eco Soil Systems, Inc.          9,900                             43
         The Standard Register Co.       2,200                             43
         Simmons First National          1,700                             43
o        Earthshell Corp.               10,300                             42
o        Software Spectrum, Inc.         2,400                             42
o        Viador, Inc.                    1,000                             42
         Reckson Associates Realty Corp.
           Class B REIT                  1,840                             42
o        Caliber Learning Network, Inc. 14,700                             42
o        Jan Bell Marketing Inc.        14,700                             42
o        Hayes Lemmerz International,
           Inc.                          2,420                             42
         LTC Properties, Inc. REIT       5,000                             42
o        BankUnited Financial Corp.      5,300                             42
o        Rochester Medical Corp.         5,900                             42
o        Ultratech Stepper, Inc.         2,600                             42
o        Careerbuilder, Inc.             6,500                             42
o        Comshare                       11,953                             42
         Crown American Realty
           Trust REIT                    7,600                             42
         Tecumseh Products Co. Class B   1,000                             42
         Exide Corp.                     5,000                             42
         J.B. Hunt Transport Services,
           Inc.                          3,000                             42
o        Salient 3 Communications
           Class A                       5,900                             41
o        Tech-Sym Corp.                  1,998                             41
o        Nashua Corp.                    5,486                             41
o        STAR Telecommunications, Inc.   5,200                             41
o        Atrix Laboratories, Inc.        7,900                             41
o        Arcadia Financial Ltd.          9,200                             41
o        Miller Industries, Inc.        14,200                             41
o        National Processing, Inc.       4,600                             41
o        McAfee.com Corp.                  900                             41
o        Troy Group, Inc.                2,700                             41
o        Clintrials Research, Inc.       9,800                             40
         Lennox International Inc.       4,400                             40
         Mueller (Paul) Co.              1,400                             40
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
         Thornburg Mortgage Asset
           Corp. REIT                    4,900                       $     40
o        Worldtalk Communications Corp.  2,000                             40
o        Korn/Ferry International        1,100                             40
         HF Financial Corp.              3,400                             40
o        Globe Business Resources, Inc.  3,100                             40
         Medford Bancorp, Inc.           2,400                             40
o        Credit Acceptance Corp.        10,800                             40
o        Stratus Properties, Inc.        9,500                             40
         BCSB Bankcorp, Inc.             6,000                             40
o        Celtrix Pharmaceuticals        13,800                             40
o        The Boyds Collection, Ltd.      5,700                             40
o        Lanier Worldwide, Inc.         10,200                             40
         International Shipholding Corp. 3,375                             39
         Donnelly Corp.                  2,800                             39
o        Education Management Corp.      2,800                             39
o        Sunburst Hospitality Corp.      6,966                             39
         BMC Industries, Inc.            8,037                             39
o        Medplus, Inc.                   5,600                             39
o        OEA, Inc.                       8,000                             39
o        Symyx Technologies              1,300                             39
o        New Mexico & Arizona Land Co.   7,777                             39
         EastGroup Properties, Inc. REIT 2,100                             39
         NewSouth Bancorp, Inc.          2,100                             39
         G & L Realty Corp.              4,383                             39
o        Cirrus Logic                    2,900                             39
o        Allied Holdings, Inc.           6,300                             39
o        PathoGenesis Corp.              1,800                             39
         Alico, Inc.                     2,300                             39
o        Scios, Inc.                     9,200                             39
o        Coeur D'Alene Mines Corp.      11,200                             39
o        Transkaryotic Therapies, Inc.   1,000                             39
o        Manhattan Associates, Inc.      5,200                             38
o        Action Performance Cos., Inc.   3,332                             38
o        ClickAction, Inc.               1,300                             38
o        Premier Research Worldwide
           Ltd.                          3,900                             38
o        Bell & Howell Co.               1,200                             38
o        Advantage Learning Systems,
           Inc.                          3,400                             38
o        Staff Leasing,Inc.              4,000                             38
o        Waste Systems International,
           Inc.                          8,000                             38
o        Belco Oil & Gas Corp.           6,900                             38
o        Crestline Capital Corp.         1,840                             38
         RPC Inc.                        6,600                             38
o        TSR, Inc.                       4,600                             38
o        Hoenig Group, Inc.              4,100                             38
         Tenneco Automotive, Inc.        4,060                             38
         Blair Corp.                     2,700                             38
         CV REIT, Inc.                   4,200                             38
o        Beverly Enterprises, Inc.       8,600                             38
         W.R. Berkley Corp.              1,800                             38
         Luby's, Inc.                    3,300                             38
         Superior Industries
           International, Inc.           1,400                             38
o        Creative Biomolecules, Inc.     7,600                             38
o        Read Rite Corp.                 7,900                             38
o        Offshore Logistics, Inc.        4,000                             38
o        Hexcel Corp.                    6,700                             37
o        Lydall, Inc.                    5,600                             37
         Wainwright Bank & Trust Co.     5,600                             37
         Petroleum Helicopters, Inc.     3,800                             37
o        Telular Corp.                   3,875                             37
         Mid Atlantic Realty Trust REIT  3,650                             37
o        Acceptance Insurance Cos. Inc.  6,300                             37
o        Perry Ellis International Corp. 3,150                             37
         Universal Health Realty Income  2,500                             37
         Enesco Group, Inc.              3,300                             37
         Katy Industries, Inc.           4,200                             36
o        Rainmaker Systems, Inc.         1,800                             36
o        RWD Technologies, Inc.          3,500                             36
         DT Industries, Inc.             4,600                             36
o        Data Transmission Network Corp. 2,100                             36
o        Itron, Inc.                     5,900                             36
o        Trammell Crow Co.               3,100                             36
o        Gilman & Ciocia, Inc.           4,400                             36
o        Advanced Tissue Sciences Inc.  14,400                             36
o        Wesco International, Inc.       4,050                             36
o        Boston Beer Co., Inc. Class A   5,000                             36
         Oil-Dri Corp. of America        2,500                             36
         American Residential Investment
           Trust, Inc. REIT              5,200                             36
o        Griffin Land & Nurseries, Inc.  3,100                             36
         Stewart & Stevenson
           Services, Inc.                3,000                             36
         Investors Title Co.             2,000                             36
         United Mobile Homes, Inc.       4,300                             35
o        Consumer Portfolio Services,
           Inc.                         22,700                             35
o        Vlasic Foods International,
           Inc.                          6,226                             35
o        Alliance Pharmaceutical Corp.   4,798                             35
o        NetManage, Inc.                 7,147                             35
o        Allied Riser Communications
           Corp.                         1,700                             35
o        SMC Corp.                       9,000                             35
o        Fresh America Corp.             7,200                             35
o        Priority Healthcare Corp.
           Class A                       1,209                             35
         Hopfed Bancorp, Inc.            2,200                             35
         Southwestern Energy Co.         5,300                             35
o        Waste Connections, Inc.         2,400                             35
o        Checkpoint Systems, Inc.        3,400                             35
o        Larscom, Inc. Class A           5,300                             35
o        Headway Corporate
           Resources, Inc.               7,900                             35
o        3DO Co.                         3,800                             35
o        Acmat Corp. Class A             4,600                             35
o        ZapMe! Corp.                    4,000                             35
o        Vicorp Restaurants, Inc.        2,138                             34
         InterWest Bancorp Inc.          1,786                             34
o        Hecla Mining Co.               21,900                             34
o        Intergraph Corp.                7,300                             34
o        Cone Mills Corp.                7,600                             34
o        Liquid Audio, Inc.              1,300                             34
o        Shoney's Inc.                  24,795                             34
         EDO Corp.                       5,800                             34
         Energy West Inc.                4,000                             34
         M.A. Hanna Co.                  3,100                             34
o        ABC-NACO, INC.                  4,100                             34
         Oak Hill Financial, Inc.        2,300                             34
         F & M Bancorp                   1,657                             34
o        GST Telecommunications Inc.     3,700                             34
         Penn Virginia Corp.             2,000                             34
         Bell Industries, Inc.           4,500                             33
o        Baldwin Technology Class A     15,700                             33
         A.M. Castle & Co.               2,800                             33
o        Engineering Animation, Inc.     3,800                             33
         Hunt Corp.                      3,500                             33
         Owens & Minor, Inc. Holding Co. 3,700                             33
o        Rohn Industries Inc.           11,500                             33
         National City Bancorporation    1,968                             33
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
o        Ceres Group, Inc.               4,700                       $     33
o        Sensory Science Corp.          18,800                             33
         BeautiControl Cosmetics        15,000                             33
o        Meridian Gold Co.               4,800                             33
o        Management Network Group Inc.   1,000                             33
         PXRE Group Ltd.                 2,500                             33
         General Chemical Group, Inc.   14,000                             32
         Watsco, Inc.                    2,800                             32
o        V.I. Technologies, Inc.         4,700                             32
         General Binding Corp.           2,728                             32
o        Vivus, Inc.                    10,100                             32
o        Concurrent Computer Corp.       1,700                             32
o        Epicor Software Corp.           6,274                             32
o        Technisource, Inc.              5,400                             32
o        Candela Corp.                   1,700                             32
         Strayer Education, Inc.         1,600                             32
o        Micrografx, Inc.                7,200                             32
o        DA Consulting Group, Inc.       8,800                             31
         First Mariner Bancorp, Inc.     3,800                             31
o        PriceSmart, Inc.                  800                             31
o        Buckeye Technology, Inc.        2,100                             31
         Angelica Corp.                  3,200                             31
o        Group 1 Software, Inc.          2,400                             31
         Amcast Industrial Corp.         1,904                             31
         MTS Systems Corp.               4,020                             31
         Foster Wheeler Corp.            3,500                             31
         Waddell & Reed Financial, Inc.  1,145                             31
o        Danielson Holdings Corp.        5,400                             31
o        U.S. Franchise Systems,
           Inc. Class A                  6,900                             31
o        Volt Information Sciences Inc.  1,300                             31
o        Aetrium, Inc.                   4,700                             31
o        Kitty Hawk, Inc.                4,500                             31
o        Impco Technologies Inc.         2,200                             31
o        MTR Gaming Group Inc.          10,000                             31
o        Wit Capital Group, Inc.         1,800                             31
o        Western Digital Corp.           7,300                             31
o        Gibson Greetings, Inc.          3,400                             30
o        Strategic Distribution, Inc.   21,200                             30
o        HA-LO Industries, Inc.          4,050                             30
         K2 Inc.                         3,964                             30
o        Converse Inc.                  21,966                             30
o        Dave & Busters                  3,677                             30
o        I-Link, Inc.                   10,800                             30
o        OneMain.com, Inc.               2,000                             30
         Wackenhut Corp.                 2,008                             30
o        Alterra Healthcare Corp.        3,600                             30
o        The TesseracT Group, Inc.      17,100                             30
o        Sunrise Medical, Inc.           4,800                             30
o        PowerCerv Corp.                 5,600                             29
o        Teledyne Technologies, Inc.     3,111                             29
o        Advanced Lighting
           Technologies, Inc.            5,100                             29
         EZCORP, Inc.                    7,200                             29
o        Life Financial Corp.            7,300                             29
o        INSpire Insurance Solutions,
           Inc.                          6,350                             29
o        Medialink Worldwide, Inc.       3,600                             29
o        Beyond.com Corp.                3,700                             29
o        iManage, Inc.                     899                             29
         Imperial Sugar Co.              8,664                             29
         CKE Restaurants Inc.            4,851                             29
o        XOMA Ltd.                       9,500                             29
o        eSPEED, Inc.                      800                             28
         Brown Shoe Company, Inc.        2,000                             28
o        Health Management
           Systems, Inc.                 4,453                             28
         Landmark Bancshare, Inc.        1,300                             28
o        Thermo TerraTech, Inc.          4,100                             28
         Merchants Bancshares, Inc.      1,300                             28
         Synalloy Corp.                  3,700                             28
o        U.S. Energy Corp.               7,900                             28
o        Rehabilicare, Inc.              6,880                             28
o        Jones Lang Lasalle Inc.         2,300                             27
o        Keystone Consolidated
           Industries, Inc.              4,600                             27
         Arch Coal, Inc.                 2,400                             27
         Konover Property Trust, Inc.
           REIT                          4,300                             27
o        Magellan Health Services, Inc.  4,300                             27
o        BE Avionics Inc.                3,200                             27
o        Ezenia!, Inc.                   3,400                             27
o        Total-Tel USA
           Communications, Inc.          1,900                             27
         Holly Corp.                     2,000                             27
o        Epitope Inc.                    4,100                             27
         LTV Corp.                       6,400                             26
o        Ocwen Financial Corp.           4,200                             26
o        Stein Mart, Inc.                4,600                             26
o        Sunrise Assisted Living, Inc.   1,900                             26
o        Systems & Computer
           Technology Corp.              1,600                             26
         Westbanco Inc.                  1,000                             26
o        CyberSource Corp.                 500                             26
o        Global Vacation Group, Inc.     9,000                             26
o        iBasis, Inc.                      900                             26
o        Netivation.com, Inc.            4,500                             26
o        World Wrestling Federation
           Entertainment, Inc.           1,500                             26
         Equity Inns, Inc. REIT          3,800                             26
         CVB Financial Corp.             1,100                             25
o        HomeBase, Inc.                  8,300                             25
o        North American Vaccine, Inc.    5,639                             25
         Spartan Motors, Inc.            5,800                             25
o        M&F Worldwide Corp.             5,000                             25
o        Health Systems Design Corp.     4,800                             25
         Phoenix Investment Partners
           Ltd.                          3,100                             25
o        InVision Technologies, Inc.     6,100                             25
o        Sunbeam Corp.                   6,000                             25
         Mills Corp. REIT                1,400                             25
o        Circle.com                      2,030                             25
o        General Cigar Holdings, Inc.    3,000                             25
         Huntco Inc. Class A             7,800                             25
o        Synagro Technologies Inc.       5,100                             25
o        Ventiv Health, Inc.             2,706                             25
o        LCA-Vision, Inc.                5,300                             25
o        PlayCore, Inc.                  3,100                             25
o        Vertex Industries, Inc.         6,700                             25
         Chiquita Brands International,
           Inc.                          5,200                             25
o        Lumisys, Inc.                   7,800                             25
o        School Specialty, Inc.          1,627                             25
         Bridge View Bancorp             1,560                             25
         Green Mountain Power Corp       3,300                             25
         Lillian Vernon Corp.            2,200                             24
o        AMBI, Inc.                      9,900                             24
         Anthracite Capital Inc.         3,800                             24
o        Coram Healthcare Corp.         21,523                             24
o        PRT Group Inc.                 11,000                             24
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
o        Billing Concepts Corp.          3,700                       $     24
         Steelcase Inc.                  2,000                             24
o        Noodle Kidoodle Inc.            5,000                             24
         Atlantic Tele-Network, Inc.     2,580                             24
o        ThermoLase Corp.               11,800                             24
         Resource Bancshares
           Mortgage Group, Inc.          5,200                             24
o        COMARCO, Inc.                   1,000                             24
o        UniSource Energy Corp.          2,100                             23
o        Sonic Automotive, Inc.          2,400                             23
o        Thermedics, Inc.                4,300                             23
o        Viasoft, Inc.                   4,100                             23
o        Value America, Inc.             4,600                             23
o        Phoenix Technologies LTD.       1,470                             23
         Banco Santander Puerto Rico     1,500                             23
         Hancock Fabrics, Inc.           7,400                             23
o        TD Waterhouse Group, Inc.       1,400                             23
         Cadmus Communications           2,700                             23
o        Burlington Industries, Inc.     5,703                             23
o        Superior Consultant Holdings
           Corp.                         1,600                             23
         Titan International, Inc.       3,500                             23
o        Seattle FilmWorks, Inc.         8,175                             23
         UniFirst Corp.                  1,800                             23
o        Trump Hotels & Casino
           Resorts, Inc.                 6,700                             23
o        Coventry Health Care Inc.       3,345                             23
o        Goody's Family Clothing         4,200                             23
o        Syms Corp.                      4,500                             23
o        Consolidated Graphics, Inc.     1,500                             22
o        Veterinary Centers of
           America, Inc.                 1,740                             22
o        AgriBioTech, Inc.               9,400                             22
         Ampco-Pittsburgh Corp.          2,200                             22
         Conoco Inc. Class A               900                             22
         Circle International Group, Inc 1,000                             22
o        Vornado Operating Inc. REIT     3,695                             22
o        Central Financial
           Acceptance Corp.              3,000                             22
o        York Research Corp.             5,900                             22
o        Webco Industries, Inc.          6,300                             22
         Herbalife International
           Class A                       1,533                             22
         Alamo Group, Inc.               2,200                             22
         Great Southern Bancorp, Inc.    1,000                             22
         Heilig-Meyers Co.               8,000                             22
o        Lason Holdings, Inc.            2,000                             22
         Oxford Industries, Inc.         1,100                             22
o        Autoweb.com, Inc.               2,000                             22
o        Curative Health Services Inc.   2,800                             22
         Roadway Express Inc.            1,000                             22
o        Applied Microsystems Corp.      1,900                             22
o        Rocky Mountain
           Chocolate Factory, Inc.       4,100                             22
         Patriot Bank Corp.              2,000                             22
o        GP Strategies Corp.             3,500                             21
o        Lone Star Steakhouse &
           Saloon, Inc.                  2,400                             21
o        Cyberguard Corp.                4,500                             21
         Tejon Ranch Co.                   900                             21
         Pan Pacific Retail Properties,
           Inc. REIT                     1,300                             21
         Grove Property Trust REIT       1,600                             21
         Capstead Mortgage Corp. REIT    5,050                             21
o        Somera Communications, Inc.     1,700                             21
o        CD Warehouse, Inc.              6,500                             21
o        dELiA*s Inc.                    2,900                             21
         Guilford Mills, Inc.            2,900                             21
o        Northwest Pipe Co.              1,500                             21
o        TST Impreso, Inc.               5,300                             21
o        Sola International Inc.         1,500                             21
         General Cable Corp.             2,750                             21
o        TriPath Imaging, Inc.           5,000                             21
         TransPro Inc.                   3,200                             21
         Blimpie International, Inc.    10,900                             20
o        Norstan, Inc.                   3,200                             20
o        Quaker City Bancorp, Inc.       1,250                             20
         World Fuel Services Corp.       2,700                             20
o        AMF Bowling, Inc.               6,468                             20
o        Navigators Group, Inc.          2,000                             20
o        FARO Technologies, Inc.         6,800                             20
o        Genzyme Molecular Oncology      2,821                             20
         Berry Petroleum Class A         1,300                             20
o        Bush Boake Allen, Inc.            800                             20
o        Carmike Cinemas, Inc. Class A   2,511                             20
o        Immune Response                 4,500                             20
o        Mobile Mini, Inc.                 900                             19
o        TRO Learning, Inc.              3,600                             19
         Superior Telecom Inc.           1,250                             19
o        The Buckle, Inc.                1,300                             19
o        Vestcom International, Inc.     5,500                             19
o        Navigant International, Inc.    1,644                             19
o        New Frontier Media, Inc.        4,500                             19
o        Pegasystems Inc.                1,700                             19
o        ISCO, Inc.                      3,800                             19
         Tech/Ops Sevcon, Inc.           1,900                             19
o        SM&A Corp.                      3,100                             19
o        Tandycrafts, Inc.               6,200                             19
         Avado Brands, Inc.              4,500                             19
o        Building One Services Corp.     2,000                             19
o        Winter Sports Inc.              2,425                             19
o        Harken Energy Corp.            24,900                             19
o        Quality Systems, Inc.           2,400                             19
o        Metromedia International
           Group, Inc.                   3,900                             19
o        Cidco, Inc.                     3,400                             18
o        American Access
           Technologies Inc.             3,600                             18
o        Data Race, Inc.                 6,778                             18
         BankAtlantic Bancorp, Inc.
           Class B                       3,592                             18
o        GT Interactive Software Corp.  11,100                             18
o        Material Sciences Corp.         1,800                             18
o        Mesaba Holdings, Inc.           1,600                             18
o        Schuler Homes Inc.              2,800                             18
         Foothill Independent Bancorp.   1,391                             18
o        Nastech Pharmaceutical Co.,
           Inc.                          5,300                             18
         Thermoretec Corp.               2,700                             18
o        Systemax Inc.                   2,100                             18
o        Catalina Lighting, Inc.         3,700                             18
         Birmingham Steel Corp.          3,350                             18
         Senior Housing Properties
           Trust REIT                    1,430                             18
o        Redhook Ale Brewery, Inc.       8,000                             18
o        Genome Therapeutics Corp.       1,100                             18
o        Designs, Inc.                  12,050                             18
o        Lancer Corp.                    3,802                             18
o        Aames Financial Corp.          21,600                             18
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
         J.M. Smucker Co. Class A          900                       $     18
o        Pediatrix Medical Group, Inc.   2,500                             18
o        Wiser Oil Co.                   7,000                             18
         Home Bancorp                    1,000                             17
         State Auto Financial Corp.      1,900                             17
o        Castle & Cooke Inc.             1,366                             17
o        Aztec Technology Partners, Inc. 3,789                             17
o        PICO Holdings, Inc.             1,402                             17
o        Parker Drilling Co.             5,400                             17
         Tremont Corp.                   1,142                             17
o        Badger Paper Mills, Inc.        3,200                             17
         Herbalife International
           Class B                       1,267                             17
o        National Dentex Corp.           1,000                             17
o        Urocor, Inc.                    4,000                             17
o        International Assets Holding
           Corp.                         2,178                             17
         Greater Community Bancorp       1,785                             17
         LandAmerica Financial Group,
           Inc.                            900                             17
o        Thermotrex Corp.                2,100                             17
o        Heartland Technology, Inc       5,500                             17
o        Merix Corp.                     1,500                             17
o        Secure Computing Corp.          1,300                             16
o        Lexington Global Asset
           Managers, Inc.                6,600                             16
         Glenborough Realty Trust,
Inc. REIT                                1,200                             16
o        The A Consulting Team, Inc.     3,200                             16
o        OAO Technology Solutions, Inc   2,061                             16
o        American Skiing Co.             5,000                             16
o        Alyn Corp.                      7,700                             16
o        Lechters Corp.                  9,000                             16
o        NPC International Class A       2,000                             16
o        Loislaw.com, Inc.                 400                             16
o        ebookers.com PLC                  900                             16
         Horizon Financial Corp.         1,635                             16
         MMI Cos., Inc.                  1,800                             16
o        International Microcomputer
           Software, Inc.                7,500                             15
         Winston Hotels, Inc. REIT       1,900                             15
         Urstadt Biddle Properties REIT  2,100                             15
         Cavalier Homes, Inc.            3,840                             15
         York Financial Corp.            1,344                             15
         Oregon Trail Financial Corp.    1,500                             15
o        Collagenex
           Pharmaceuticals, Inc.           600                             15
o        Lifeline Systems, Inc.          1,000                             15
o        Dispatch Management
           Services Corp.                5,100                             15
         Dimon Inc.                      4,600                             15
o        Hologic, Inc.                   2,600                             15
o        Virata Corp.                      500                             15
o        Carrington Labs Inc.            7,400                             15
         Stephan Co.                     3,700                             15
o        Paging Network, Inc.           18,100                             15
o        Planet Polymer Technology,
           Inc.                          5,200                             15
         Gentek, Inc.                    1,400                             15
o        Digital Insight Corp.             400                             15
o        Lifeway Foods, Inc.             2,000                             15
o        Applied Graphics
           Technologies, Inc.            1,660                             14
o        Marvel Enterprises Inc.         2,600                             14
o        Samsonite Corp.                 2,442                             14
o        Innovative Gaming Corp.        10,000                             14
o        MessageMedia Inc.               1,000                             14
o        Darling International, Inc.     6,600                             14
o        Rainforest Cafe, Inc.           3,525                             14
         Clarion Commercial Holdings,
           Inc.                          1,800                             14
o        Styling Technology Corp.        4,400                             14
         U.S.B. Holding Co., Inc.          862                             14
o        National Western Life Insurance
           Co. Class A                     200                             14
         Health Care REIT, Inc.            900                             14
o        Alliance Gaming Corp.           5,000                             14
         Greater Delaware Valley
           Savings Bank                  1,500                             14
o        Kevco, Inc.                     7,200                             14
o        Microwave Systems Corp.         2,800                             13
o        NeoMedia Technologies, Inc.     2,800                             13
o        Maxicare Health Plans Inc.      4,600                             13
         Oakwood Homes Corp.             4,100                             13
         Urstadt Biddle Properties
           REIT Class A                  1,700                             13
o        Omega Worldwide, Inc.           2,795                             13
o        IGI, Inc.                       6,710                             13
o        Encore Wire Corp.               1,700                             13
o        PictureTel Corp.                3,000                             13
o        General Magic, Inc.             3,300                             13
o        Chic By H.I.S., Inc.           20,320                             13
         Oregon Steel Mills, Inc.        1,600                             13
o        Toymax International, Inc.      2,700                             13
o        Seven Seas Petroleum Inc.       7,200                             13
o        Integral Vision, Inc.           5,742                             12
         Hudson River Bancorp. Inc.      1,200                             12
o        Schein Pharmaceutical, Inc.     1,000                             12
o        Fresh Choice, Inc.              5,100                             12
         Nash-Finch Co.                  1,900                             12
o        Jupiter Communications, Inc.      400                             12
o        Viisage Technology, Inc.        1,500                             12
o        Polyvision Corp.                4,800                             12
o        VisionAmerica Inc.              4,000                             12
o        Crown Vantage, Inc.             5,680                             12
o        Service Experts, Inc.           2,000                             12
         Primex Technologies, Inc.         560                             12
o        Merisel, Inc.                   8,800                             12
o        Radio Unica Corp.                 400                             12
o        Advanced Magnetics, Inc.        2,700                             11
o        NS Group Inc.                   1,500                             11
o        Landry's Seafood Restaurants,
           Inc.                          1,300                             11
         Transcontinental Realty
           Investors, Inc.                 885                             11
o        Black Hawk Gaming &
           Development Co., Inc.         1,900                             11
o        Echo Bay Mines Ltd.             9,400                             11
o        Input Software Inc.               800                             11
o        Egreetings Network, Inc.        1,100                             11
o        Global Payment Tech Inc.        1,200                             11
         Virco Manufacturing Corp.         847                             11
o        Molecular Biosystems, Inc.     10,997                             11
o        Hauser, Inc.                    3,500                             11
o        Cardima, Inc.                   6,000                             11
o        Stage Stores, Inc.              4,700                             11
o        DLJdirect                         800                             11
o        Colonial Downs Holdings, Inc.  13,300                             11
o        Conrad Industries, Inc.         3,300                             11
         Frontier Insurance Group, Inc.  3,080                             11
o        Capital Title Group, Inc.       6,000                             11
o        MedicaLogic, Inc.                 500                             11
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                        SHARES                          (000)
--------------------------------------------------------------------------------
o        Z-Tel Technologies, Inc.          280                       $     11
o        Ziff-Davis Inc.-ZDNet             500                             11
o        Aqua Care Systems, Inc.         6,700                             10
o        Ramtron International Corp.     1,560                             10
o        Water Pik Technologies, Inc.    1,089                             10
o        Dura Automotive Systems, Inc.     593                             10
o        Gulf West Banks, Inc.           1,155                             10
o        Consolidated Freightways Corp.  1,300                             10
o        Consolidated Delivery &
           Logistics, Inc.               2,800                             10
o        Carriage Services, Inc.         1,700                             10
o        Komag, Inc.                     3,200                             10
o        Scherer Health                  3,200                             10
o        Chesapeake Energy Corp.         4,200                             10
         Phillips-Van Heusen Corp.       1,200                             10
o        Corvas International, Inc.      2,200                             10
o        Martha Stewart Living
           Omnimedia, Inc.                 400                             10
o        Electronic Retailing Systems
           International, Inc.           9,900                             10
         Meridian Diagnostics, Inc.      1,300                              9
o        Interactive Pictures Corp.        400                              9
o        Trans World Airlines            3,300                              9
o        Blue Wave Systems, Inc.         1,000                              9
o        EEX Corp.                       3,148                              9
o        Lakes Gaming, Inc.              1,162                              9
o        LMI Aerospace, Inc.             3,000                              9
         Met-Pro Corp.                     900                              9
         Titanium Metals Corp.           2,000                              9
         Unity Bancorp, Inc.             1,500                              9
o        PhyCor, Inc.                    4,750                              9
o        Kendle International Inc.         900                              9
o        Comfort Systems USA, Inc.       1,200                              9
         Massbank Corp.                    300                              9
         Vesta Insurance Group, Inc.     2,200                              9
o        Maker Communications, Inc.        200                              9
o        Genzyme Surgical Products       1,467                              9
o        Huttig Building Products, Inc.  1,722                              9
o        The Gymboree Corp.              1,500                              8
o        Scheid Vineyards, Inc. Class A  2,300                              8
o        Geerlings & Wade Inc.           1,200                              8
         Bedford Bancshares, Inc.          800                              8
o        U.S. Interactive, Inc.            191                              8
         Carolina Southern Bank            630                              8
o        Phoenix International Ltd., Inc.2,100                              8
         Terra Industries, Inc.          4,900                              8
o        CHS Electronics, Inc.           7,000                              8
o        Film Roman, Inc.                5,000                              8
o        United PanAm Financial Corp.    4,000                              8
o        Labtec, Inc.                    1,400                              8
         United Wisconsin Services, Inc. 1,800                              8
o        Fogdog, Inc.                      800                              8
o        Anthony & Sylvan Pools Corp.    1,064                              7
o        AmeriPath, Inc.                   900                              7
         Farrel Corp.                    4,000                              7
o        Quintel Communications, Inc.      800                              7
o        Mesa Air Group Inc.             1,500                              7
o        Plexus Corp.                      160                              7
         First Commerce Bancshares Inc.
           Class A                         300                              7
o        eCollege.com Inc.                 600                              7
o        Quokka Sports, Inc.               500                              7
o        Applied Magnetics Corp.        17,400                              7
o          C2, Inc.                      1,300                              6
o        Electric Fuel Corp.             1,800                              6
o        Numerex Corp.                     500                              6
o        Caribiner International, Inc.   1,700                              6
o        I-Link Inc. Series N Pfd.           6                              6
o        Excel Legacy Corp.              1,800                              6
o        United Leisure Corp.            1,800                              6
o        U.S. Office Products Co.        1,861                              6
o        Mobius Management
           Systems, Inc.                   700                              6
o        Astea International, Inc.       1,000                              5
o        Adams Golf, Inc.                3,300                              5
o        Omtool, Ltd.                    2,200                              5
o        Amresco, Inc.                   3,600                              5
o        Royal Precision Inc.            2,000                              5
o        ATEC Group, Inc.                2,000                              5
o        Capital Corp. of the West         500                              5
o        NetRatings, Inc.                  100                              5
o        American Medical Security
           Group, Inc.                     800                              5
o        Respironics, Inc.                 600                              5
o        Crescendo Pharmaceuticals Corp.   260                              5
o        Employee Solutions, Inc.        6,700                              5
o        CRIIMI MAE, Inc. REIT           3,200                              5
o        NCS HealthCare, Inc.            1,900                              5
o        Cytrx Corp.                     5,000                              5
         Sauer Inc.                        500                              5
         Laser Mortgage Management, Inc. 1,100                              4
o        Total Containment               2,100                              4
         Jefferson Savings Bancorp, Inc.   400                              4
o        SeraCare, Inc.                  1,200                              4
o        Gold Reserve Inc. Class A       4,300                              4
o        Vista Energy Resources, Inc.    2,000                              4
o        IEC Electronics Corp.           1,682                              4
o        Unigene                         7,000                              4
o        Chesapeake Biological
           Laboratories, Inc.            1,300                              4
o        Gallery of History, Inc.        1,200                              4
o        Base Ten Systems, Inc. Class A  1,600                              4
o        Alanco Technologies, Inc.       1,986                              4
         Allied Products Corp.           1,000                              4
o        Continucare Corp.               4,600                              3
o        Dataware Technologies, Inc.       200                              3
o        CellNet Data Systems, Inc.      3,000                              3
o        Ashford.com, Inc.                 300                              3
o        Centura Software Corp.            600                              3
         Placer Dome, Inc.                 300                              3
o        Juno Lighting, Inc.               293                              3
o        Audible, Inc.                     200                              3
o        Regent Assisted Living, Inc.    1,500                              3
o        Transworld Healthcare Inc.      1,574                              3
o        Computer Learning Centers, Inc. 1,200                              3
o        Penncorp Financial Group Inc.   6,800                              3
o        Ascent Pediatrics, Inc.         2,200                              3
o        Avatex Corp. Class A            2,000                              3
o        Integra, Inc.                   1,600                              3
o        Natural Wonders                 2,000                              3
o        AER Energy Resources, Inc.     10,300                              3
o        O'Sullivan Industries Holdings,
           Inc. 12% Pfd.                 5,000                              3
o        The Knot, Inc.                    300                              3
o        Nord Resources Corp.           15,700                              2
o        Interstate Hotels Corp. REIT      720                              2
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
BALANCED INDEX FUND                     SHARES                          (000)
--------------------------------------------------------------------------------
o        Filene's Basement Corp.        18,895                       $      2
         ImmuLogic Pharmaceutical Corp.  3,900                              2
o        Insilco Holding Corp.              87                              2
o        Blount International, Inc.        137                              2
         Pittsburgh & West
           Virginia Railroad               300                              2
o        Technical Chemicals and
           Products, Inc.                4,200                              2
o        GSE Systems, Inc.                 600                              2
o        Forcenergy Inc.                 3,957                              2
o        Multigraphics Inc.              1,600                              2
o        Capital Pacific Holdings, Inc.    700                              2
o        Service Merchandise Co., Inc.  19,200                              2
o        Metrocall, Inc.                   900                              2
o        NovaCare, Inc.                  8,100                              2
o        Merry Land Properties, Inc.
           REIT                            270                              1
o        Harnischfeger Industries Inc.   3,100                              1
o        Cellular Technical Services       160                              1
o        Response Oncology, Inc.         1,000                              1
o        Alteon, Inc.                    1,200                              1
o        Horizon Group Properties,
           Inc. REIT                       310                              1
o        Planet Hollywood International,
           Inc. Class A                 14,200                              1
o        ProcureNet, Inc.                6,800                              1
o        Checkers Drive-In Restaurants,
           Inc.                            450                              1
o        LTC Healthcare, Inc.              500                              1
o        Altiva Financial Corp.          1,050                              1
o        Graham-Field Health Products
           Inc.                          7,800                              1
o        ContiFinancial Corp.            3,600                              1
o        Breed Technological Inc.        6,000                              1
o        CRIIMI MAE, Inc. 12%
           Series F Cvt. Pfd.               96                              1
o        Centennial Technologies, Inc.      70                              1
o        Einstein/Noah Bagel Corp.       1,800                              1
o        All American Semiconductor, Inc.  200                              1
o        The Penn Traffic Co.               62                              1
o        Agritope, Inc.                    460                              1
         Cole National Corp. Class A       100                              1
o        Ross Technology, Inc.          20,200                              0
o        Starter Corp.                   9,600                              0
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $1,094,302)                                                   1,869,933
--------------------------------------------------------------------------------
                                       FACE
                                     AMOUNT
                                      (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS (24.9%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (9.1%)
U.S. Treasury Bonds
         7.125%, 2/15/2023         $  2,400                             2,498
         7.50%, 11/15/2024            5,600                             6,109
         7.625%, 11/15/2022          33,075                            36,258
         8.00%, 11/15/2021            8,820                            10,001
         8.125%, 8/15/2019           20,805                            23,682
         8.125%, 8/15/2021            9,575                            10,973
         8.50%, 2/15/2020             9,405                            11,105
         8.75%, 5/15/2017             4,015                             4,791
         8.75%, 5/15/2020             3,450                             4,170
         8.75%, 8/15/2020             4,175                             5,053
         8.875%, 8/15/2017            5,075                             6,127
         8.875%, 2/15/2019            1,350                             1,641
         9.25%, 2/15/2016               275                               339
         10.375%, 11/15/2009         24,020                            27,621
         10.375%, 11/15/2012         32,230                            39,155
         10.625%, 8/15/2015           1,425                             1,938
         11.125%, 8/15/2003             100                               115
         12.75%, 11/15/2010          10,375                            13,370
         14.00%, 11/15/2011           2,465                             3,437
U.S. Treasury Notes
         5.75%, 8/15/2003             9,225                             9,036
         5.875%, 10/31/2001           2,800                             2,783
         6.25%, 2/15/2003             7,975                             7,952
         6.50%, 8/15/2005            12,300                            12,295
         6.50%, 10/15/2006           20,500                            20,420
         7.50%, 5/15/2002             8,625                             8,854
         8.00%, 5/15/2001            14,450                            14,784
                                                                     -----------
                                                                      284,507
                                                                     -----------




AGENCY BONDS & NOTES (2.2%)
Federal Farm Credit Bank
         4.80%, 11/6/2003             3,500                             3,262
Federal Home Loan Bank
         5.575%, 9/2/2003             4,800                             4,606
         5.675%, 8/18/2003            5,000                             4,816
         5.80%, 9/2/2008              6,200                             5,692
         5.865%, 9/2/2008             2,000                             1,832
         5.88%, 11/25/2008            1,200                             1,083
         6.50%, 8/15/2007             3,500                             3,399
Federal Home Loan Mortgage Corp.
         5.75%, 3/15/2009            14,000                            12,751
         6.45%, 4/29/2009             2,000                             1,865
         7.09%, 6/1/2005                400                               394
Federal National Mortgage Assn.
         5.64%, 12/10/2008            3,500                             3,108
         5.75%, 4/15/2003             3,845                             3,734
         5.90%, 7/9/2003              3,000                             2,896
         5.91%, 8/25/2003             1,300                             1,255
         5.96%, 4/23/2003               600                               581
         5.97%, 7/3/2003              2,000                             1,934
         6.00%, 1/14/2005               150                               142
         6.09%, 2/20/2009             4,000                             3,640
         6.18%, 2/19/2009             1,000                               915
         6.40%, 5/14/2009             5,700                             5,325
         6.56%, 4/23/2008             2,750                             2,591
Tennessee Valley Auth.
         5.375%, 11/13/2008           2,400                             2,106
                                                                     -----------
                                                                       67,927
                                                                     -----------
Federal Home Loan Mortgage Corp.
(3)      5.50%, 11/1/2000-12/1/2028   4,279                             3,961
(3)      6.00%, 7/1/2000-8/1/2029    51,921                            48,515
(3)      6.50%, 4/1/2000-8/1/2029    89,803                            85,494
(3)      7.00%, 4/1/2000-10/1/2029   43,921                            42,742
(3)      7.50%, 3/1/2000- 5/1/2028   22,319                            22,223
(3)      8.00%, 11/1/2001-7/1/2029   11,229                            11,356
(3)      8.50%, 11/1/2006-8/1/2027    1,562                             1,604
(3)      9.00%, 1/1/2005-10/1/2026      383                               398
(3)      9.50%, 8/1/2003-4/1/2025       384                               408
(3)      10.00%, 3/1/2017-4/1/2025      131                               141
Federal National Mortgage Assn.
(3)      5.50%, 1/1/2001-11/1/2008       81                                77
(3)      6.00%, 8/1/2000-6/1/2029    18,459                            17,159
(3)      6.50%, 3/1/2000-11/1/2029   33,924                            32,145
(3)      7.00%, 5/1/2000-1/1/2030    33,335                            32,347
(3)      7.50%, 7/1/2001-12/1/2029   15,490                            15,343
(3)      8.00%, 7/1/2007-9/1/2027     2,440                             2,468
--------------------------------------------------------------------------------
                                       FACE                            MARKET
                                     AMOUNT                            VALUE*
                                      (000)                             (000)
--------------------------------------------------------------------------------
(3)      8.50%, 10/1/2004-12/1/2029   2,518                             2,586
(3)      9.00%, 9/1/2004-8/1/2026       543                               567
(3)      9.50%, 4/1/2005-2/1/2025       260                               275
(3)      10.00%, 7/1/2005-8/1/2021       95                               103
(3)      10.50%, 8/1/2020  19            21
Government National Mortgage Assn.
(3)      6.00%, 3/15/2009-8/15/2029   9,095                             8,338
(3)      6.50%, 9/15/2008-7/15/2029  29,724                            28,022
(3)      7.00%, 5/15/2008-10/15/2029 29,424                            28,518
(3)      7.50%, 5/15/2008-10/15/2029  1,701                            21,504
(3)      8.00%, 4/15/2002-11/15/2029  3,949                            14,111
(3)      8.50%, 7/15/2001-11/15/2029  2,592                             2,670
(3)      9.00%, 2/15/2004-6/15/2027   1,436                             1,507
(3)      9.50%, 9/15/2018-12/15/2025    355                               380
(3)      10.00%,10/15/2017-2/15/2026    153                               167
(3)      10.50%, 9/15/2019               13                                14
(3)      11.00%, 7/15/2013-12/15/2015    28                                31
(3)      12.00%, 2/15/2014                8                                 9
                                                                     --------
                                                                      425,204
                                                                     --------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST $803,226)                                                       777,638
--------------------------------------------------------------------------------
CORPORATE BONDS (12.3%)
--------------------------------------------------------------------------------
ASSET-BACKED (1.6%)
ARG Funding Corp.
(3)      5.88%, 3/6/2002              2,800                             2,734
AT&T Universal Card
Master Trust Series
(3)      5.95%, 5/20/2003             1,000                               997
Advanta Mortgage Loan Trust
(3)      6.21%, 11/25/2016            2,600                             2,546
Advanta Credit Card Master Trust
(3)      6.05%, 8/1/2003              2,500                             2,491
American Express Credit Card
Master Trust
(3)      6.40%, 9/15/2002             3,000                             2,962
(3)      6.80%, 12/15/2003            2,500                             2,502
California Infrastructure & Econ.
 Dev Bank SP Trust PG&E
(3)      6.16%, 12/14/2000              625                               623
(3)      6.42%, 3/25/2005               900                               874
CIT RV Trust
(3)      5.78%, 7/15/2008             1,500                             1,486
(3)      5.96%, 4/15/2011             1,325                             1,302
Citibank Credit Card Master Trust I
(3)      5.875%, 3/10/2011              900                               810
Citicorp Lease Pass-Through Trust
(3)      7.22%, 6/15/2005               600                               596
(3)      8.04%, 12/15/2019            1,700                             1,697
Discover Card Master Trust I
(3)      5.65%, 11/15/2004            3,600                             3,495
First Bank Corp. Card Master Trust
(3)      6.40%, 2/15/2002             1,000                               990
Honda Auto Lease Trust
(3)      6.45%, 9/15/2002             2,000                             1,986
(3)      6.65%, 7/15/2005             2,000                             1,989
MMCA
(3)      5.50%, 7/15/2005             3,400                             3,369
(3)      6.80%, 8/15/2003             2,600                             2,593
PECO Energy Transition Trust
(3)      5.63%, 3/1/2005              4,800                             4,650
(3)      6.05%, 7/5/2006              1,100                             1,038
Premier Auto Trust
(3)      5.69%, 6/8/2002              3,000                             2,977
Sears Credit Account Master Trust
(3)      5.80%, 8/15/2001             3,000                             2,974
(3)      6.05%, 2/15/2004               500                               489
(3)      6.35%, 2/15/2007             2,500                             2,465
(3)      8.10%, 6/15/2004             1,354                             1,367
                                                                     --------
                                                                       52,002
                                                                     --------
FINANCE (5.1%)
ABN-AMRO Bank
         7.125%, 10/15/2093           1,000                               864
Allstate Corp.
         7.20%, 12/1/2009             3,000                             2,912
Associates Corp.
         6.50%, 10/15/2002            1,125                             1,110
         7.50%, 4/15/2002               350                               353
Bank of New York Capital I
         7.97%, 12/31/2026            1,000                               935
Banc One Corp.
         6.25%, 10/1/2001             2,500                             2,470
BankAmerica Corp.
         7.50%, 10/15/2002            1,600                             1,617
         8.07%, 12/31/2026              500                               470
         8.125%, 2/1/2002             1,125                             1,148
         10.00%, 2/1/2003               200                               215
Bear Stearns Co., Inc.
         6.625%, 1/15/2004              300                               291
         6.70%, 8/1/2003              1,300                             1,268
BT Capital Trust B
         7.90%, 1/15/2027               500                               455
CIGNA Corp.
         7.875%, 5/15/2027              500                               466
CNA Financial Corp
         6.50%, 4/15/2005             2,300                             2,143
Camden Property Trust
         7.00%, 11/15/2006              750                               694
Case Credit Corp.
         6.15%, 3/1/2002              4,250                             4,212
Chase Capital I
         7.67%, 12/1/2026             1,600                             1,457
 Chase Manhattan Corp.
         6.375%, 4/1/2008             1,870                             1,736
         8.50%, 2/15/2002             1,856                             1,910
Chrysler Financial Corp.
         5.69%, 11/15/2001            3,000                             2,935
Citicorp
         7.625%, 5/1/2005               700                               707
         8.625%, 12/1/2002            2,500                             2,601
         9.50%, 2/1/2002              1,000                             1,047
Citicorp Capital II
         8.015%, 2/15/2027            1,050                               987
Comdisco Inc.
         6.00%, 1/30/2002             2,650                             2,560
         7.25%, 9/20/2001             2,250                             2,233
Commercial Credit Corp.
         5.90%, 9/1/2003                450                               431
Conseco Inc.
         9.00%, 10/15/2006            1,600                             1,643
CoreStates Capital Corp.
         6.625%, 3/15/2005              700                               673
Donaldson Lufkin & Jenrette, Inc.
         6.00%, 12/1/2001             6,750                             6,602
--------------------------------------------------------------------------------
                                       FACE                            MARKET
                                     AMOUNT                            VALUE*
BALANCED INDEX FUND                   (000)                             (000)
--------------------------------------------------------------------------------
ERAC USA Finance Co.
         7.95%, 12/15/2009         $  1,400                          $  1,386
Equity Residential Properties
         6.55%, 11/15/2001            1,350                             1,327
Equitable Companies Inc.
         7.00%, 4/1/2028                350                               313
Finova Capital Corp.
         6.25%, 11/1/2002             3,000                             2,913
         7.25%, 11/8/2004             5,000                             4,939
First Chicago Corp.
         11.25%, 2/20/2001              400                               419
First Union Corp.
         8.125%, 6/24/2002              500                               509
Fleet Capital Trust II
         7.92%, 12/11/2026              500                               456
Fleet Financial Group, Inc.
         6.875%, 3/1/2003               400                               395
         7.125%, 4/15/2006              500                               485
Ford Motor Credit Co.
         5.75%, 2/23/2004             5,000                             4,733
         6.375%, 2/1/2029             1,250                             1,051
         7.375%, 10/28/2009           1,000                               987
         8.20%, 2/15/2002               600                               614
General Electric Capital Corp.
         6.90%, 9/15/2015             1,000                               937
General Motors Acceptance Corp.
         6.625%, 1/10/2002            2,500                             2,477
         6.625%, 10/1/2002            2,850                             2,812
         7.125%, 5/1/2001             2,000                             2,004
         9.00%, 10/15/2002              350                               366
         9.625%, 12/15/2001             600                               628
HRPT Properties Trust
         6.75%, 12/18/2002            1,750                             1,641
Household Finance Corp.
         6.40%, 6/17/2008               375                               346
         7.625%, 1/15/2003            1,500                             1,512
         7.65%, 5/15/2007               350                               350
International Lease Finance
         6.375%, 8/1/2001             1,480                             1,467
         6.875%, 5/1/2001             1,145                             1,144
JDN Realty Corp.
         6.80%, 8/1/2004                840                               782
Lehman Brothers Holdings Inc.
         6.25%, 4/1/2003              2,000                             1,928
         6.625%, 2/5/2006               625                               590
         6.90%, 1/29/2001             2,200                             2,192
         7.50%, 9/1/2006                500                               488
         7.625%, 6/1/2006               550                               540
Liberty Financial Co.
         6.75%, 11/15/2008            2,000                             1,826
Mack-Cali Realty
         7.00%, 3/15/2004             2,000                             1,920
Mellon Capital II
         7.995%, 1/15/2027            1,250                             1,178
Mellon Financial Co.
         5.75%, 11/15/2003              600                               570
Merrill Lynch & Co., Inc.
         5.71%, 1/15/2002             1,600                             1,561
         5.87%, 11/15/2001            1,650                             1,619
         5.88%, 1/15/2004             1,400                             1,334
         6.00%, 1/15/2001             2,000                             1,984
         6.00%, 2/17/2009               700                               626
         6.07%, 10/15/2001            3,000                             2,956
         6.50%, 4/1/2001              2,000                             1,990
         8.30%, 11/1/2002               375                               386
Morgan Stanley Dean Witter
         6.375%, 8/1/2002             1,000                               981
         7.125%, 1/15/2003            7,800                             7,771
NB Capital Trust IV
         8.25%, 4/15/2027             1,000                               962
NCNB Corp.
         9.375%, 9/15/2009            2,000                             2,241
         9.50%, 6/1/2004                275                               295
National Rural Utilities
         6.42%, 5/1/2008                700                               658
NationsBank Corp.
         5.75%, 3/15/2001             1,200                             1,184
         6.50%, 3/15/2006               300                               286
         7.00%, 9/15/2001             1,500                             1,501
PaineWebber Group Inc.
         6.375%, 5/15/2004            1,250                             1,188
Popular Inc.
         6.20%, 4/30/2001             3,000                             2,957
         7.375%, 9/15/2001            3,400                             3,393
Reckson Operating Partnership LP
         7.75%, 3/15/2009             1,300                             1,196
Republic New York Corp.
         7.75%, 5/15/2002               500                               503
         7.75%, 5/15/2009               300                               293
Salomon, Inc.
         6.65%, 7/15/2001             1,200                             1,193
Salomon Smith Barney Holdings Inc.
         5.875%, 2/1/2001               700                               692
         6.875%, 6/15/2005              200                               194
Security Capital Pacific Trust
         8.05%, 4/1/2017                350                               316
Simon DeBartolo Group, Inc.
         6.75%, 7/15/2004               750                               703
Summit Properties Inc.
         6.95%, 8/15/2004             1,800                             1,678
SunTrust Banks, Inc.
         7.375%, 7/1/2006             2,100                             2,105
Susa Partnership
         7.50%, 12/1/2027               400                               327
Toyota Motor Credit
         5.625%, 11/13/2003           3,750                             3,563
Travelers/Aetna Property
Casualty Corp.
         6.75%, 4/15/2001             2,000                             1,998
         7.75%, 4/15/2026               450                               436
US Bancorp
         7.00%, 3/15/2003             2,450                             2,431
U S WEST Capital Funding, Inc.
         6.875%, 8/15/2001            3,000                             2,988
Wells Fargo & Co.
         6.50%, 9/3/2002              3,500                             3,459
         6.875%, 4/1/2006               600                               583
         7.96%, 12/15/2026              600                               565
                                                                     -----------
                                                                      158,466
                                                                     -----------
INDUSTRIAL (3.9%)
American Airlines ETC-A
         6.855%, 4/15/2009            1,200                             1,179
         7.024%, 10/15/2009             600                               591

--------------------------------------------------------------------------------
                                       FACE                            MARKET
                                     AMOUNT                            VALUE*
                                      (000)                             (000)
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.
         7.20%, 3/15/2029          $  1,500                          $  1,356
Anheuser-Busch Cos., Inc.
         7.375%, 7/1/2023               125                               117
         7.10%, 6/15/2007             1,100                             1,079
         7.125%, 7/1/2017               400                               375
Apache Corp.
         7.625%, 7/1/2019             1,000                               966
Applied Materials, Inc.
         8.00%, 9/1/2004                125                               127
Archer-Daniels-Midland Co.
         8.875%, 4/15/2011              295                               322
Auburn Hills
         12.00%, 5/1/2020               175                               253
Baker Hughes Inc.
         6.875%, 1/15/2029            1,350                             1,180
C.R. Bard, Inc.
         6.70%, 12/1/2026             1,100                             1,042
Bayer Corp.
         6.65%, 2/15/2028               850                               747
Black & Decker Corp.
         7.50%, 4/1/2003              1,700                             1,704
The Boeing Co.
         6.625%, 2/15/2038              900                               763
Burlington Northern Santa Fe Corp.
         6.375%, 12/15/2005             150                               142
         6.75%, 3/15/2029               750                               652
         6.875%, 2/15/2016              500                               456
         7.00%, 12/15/2025              100                                90
         7.25%, 8/1/2097                300                               261
CSX Corp.
         7.05%, 5/1/2002              1,000                               993
         8.10%, 9/15/2022               300                               299
         8.625%, 5/15/2022            1,100                             1,157
CVS Corp.
         5.50%, 2/15/2004             1,250                             1,168
Caterpillar Co.
         7.375%, 3/1/2097               750                               673
Chrysler Corp.
         7.45%, 2/1/2097                300                               278
Coastal Corp.
         6.50%, 5/15/2006               500                               471
Comcast Cablevision
         8.875%, 5/1/2017               850                               929
Conoco Inc.
         5.90%, 4/15/2004             3,500                             3,333
Conrail Corp.
         9.75%, 6/15/2020               120                               137
Continental Airlines, Inc.
(Pass-Through Trust)
(3)      6.331%, 12/29/2000           1,102                             1,081
(3)      6.41%, 8/8/2004                826                               782
         6.648%, 3/15/2019              812                               729
Cyprus Minerals
         6.625%, 10/15/2005             600                               551
Daimler-Chrysler North America
Holding Corporation
Global Notes
         6.90%, 9/1/2004              3,000                             2,961
         7.20%, 9/1/2009              1,000                               982
Dayton Hudson Corp.
         6.65%, 8/1/2028                500                               433
         6.75%, 1/1/2028              1,000                               879
Deere & Co.
         8.50%, 1/9/2022                100                               106
Delta Air Lines, Inc.
         8.30%, 12/15/2029            2,000                             1,937
Delta Air Lines, Inc.
(Equipment Trust Certificates)
         8.54%, 1/2/2007                359                               363
Dillard's Inc.
         5.79%, 11/15/2001            2,000                             1,934
The Walt Disney Co.
         7.55%, 7/15/2093               850                               783
Dow Chemical Co.
         7.375%, 11/1/2029            2,000                             1,912
E. I. duPont de Nemours & Co.
         6.875%, 10/15/2009             900                               871
Eastman Chemical Co.
         6.375%, 1/15/2004              300                               286
         7.25%, 1/15/2024               450                               397
Federated Department Stores, Inc.
         7.45%, 7/15/2017               975                               927
         8.50%, 6/15/2003             2,000                             2,063
Ford Capital BV
         9.50%, 6/1/2010                100                               112
Georgia-Pacific Corp.
         7.75%, 11/15/2029            2,000                             1,905
Harrahs Operating Co., Inc.
         7.50%, 1/15/2009             1,500                             1,407
International Business
Machines Corp.
         7.125%, 12/1/2096            1,125                             1,020
International Paper Co.
         6.875%, 4/15/2029              750                               650
         7.875%, 8/1/2006               100                               100
Kroger Co.
         7.625%, 9/15/2006            1,450                             1,430
         7.625%, 9/15/2029              425                               416
         7.65%, 4/15/2007               570                               563
         8.15%, 7/15/2006               500                               507
Lafarge Corp
         6.375%, 7/15/2005            1,750                             1,646
Lockheed Martin Corp.
         6.50%, 4/15/2003             1,000                               958
         6.85%, 5/15/2001             1,500                             1,486
         7.70%, 6/15/2008             1,300                             1,254
Lucent Technologies, Inc.
         6.50%, 1/15/2028               500                               439
May Department Stores Co.
         9.75%, 2/15/2021               120                               140
         9.875%, 12/1/2002              225                               241
McDonald's Corp.
         6.75%, 2/15/2003               300                               297
Mobil Corp.
         7.625%, 2/23/2033              175                               163
Mobil Corp. ESOP
         9.17%, 2/29/2000               104                               105
Monsanto Co.
         5.625%, 12/1/2001            2,500                             2,427
         6.00%, 12/1/2005             1,000                               918
News America Holdings
         7.75%, 1/20/2024               200                               189
         8.50%, 2/15/2005               700                               720
         9.25%, 2/1/2013              1,000                             1,086
--------------------------------------------------------------------------------
                                       FACE                            MARKET
                                     AMOUNT                            VALUE*
BALANCED INDEX FUND                   (000)                             (000)
--------------------------------------------------------------------------------
Norfolk Southern Corp.
         6.875%, 5/1/2001          $  2,250                          $  2,242
         7.40%, 9/15/2006               535                               523
         7.70%, 5/15/2017               100                                98
         7.80%, 5/15/2027               300                               293
         7.90%, 5/15/2097               100                                95
Northrop Grumman Corp.
         7.00%, 3/1/2006                500                               470
         9.375%, 10/15/2024             650                               681
Occidental Petroleum Corp.
         8.50%, 11/9/2001             1,200                             1,223
J.C. Penney & Co., Inc.
         6.125%, 11/15/2003             130                               120
         9.05%, 3/1/2001                300                               303
Petroleum Geo Services
         8.15%, 7/15/2029               750                               740
Philip Morris Cos., Inc.
         7.00%, 7/15/2005               500                               470
         8.25%, 10/15/2003              450                               452
Phillips Petroleum Co.
         9.00%, 6/1/2001              1,000                             1,026
Praxair, Inc.
         6.70%, 4/15/2001             2,100                             2,087
         6.75%, 3/1/2003              2,250                             2,200
         6.90%, 11/1/2006               350                               333
Raytheon Co.
         5.70%, 11/1/2003             1,100                             1,030
         5.95%, 3/15/2001             1,500                             1,476
         6.45%, 8/15/2002             3,500                             3,410
         7.00%, 11/1/2028               300                               261
Rohm & Haas Co.
         6.95%, 7/15/2004               600                               592
         7.40%, 7/15/2009               200                               198
         7.85%, 7/15/2029             1,025                             1,027
Safeway Inc.
         5.875%, 11/15/2001             800                               783
         6.85%, 9/15/2004             1,500                             1,456
Sears, Roebuck & Co.
Acceptance Corp.
         6.125%, 1/15/2006              350                               318
         6.25%, 1/15/2004               650                               618
         6.75%, 9/15/2005               400                               378
Sprint Capital Corp.
         6.50%, 11/15/2001            6,500                             6,438
TCI Communications Inc.
         6.375%, 5/1/2003             2,675                             2,613
         7.25%, 8/1/2005                475                               473
         7.875%, 8/1/2013               500                               507
Telecommunications, Inc.
         8.25%, 1/15/2003             2,000                             2,063
Texaco Capital Corp.
         7.50%, 3/1/2043                150                               138
         8.875%, 9/1/2021               100                               112
Texas Instruments Inc.
         6.125%, 2/1/2006               600                               551
Time Warner Inc.
         8.18%, 8/15/2007               500                               513
         8.375%, 3/15/2023            1,500                             1,561
Tyco International Group SA
         6.875%, 9/5/2002             3,000                             2,946
         6.875%, 1/15/2029            1,000                               852
Union Carbide Corp.
         6.70%, 4/1/2009              1,000                               938
         6.75%, 4/1/2003              1,550                             1,519
         7.75%, 10/1/2096               875                               798
         7.875%, 4/1/2023               200                               195
Union Oil of California
         6.375%, 2/1/2004               150                               144
         7.50%, 2/15/2029               910                               850
Union Pacific Corp.
         6.625%, 2/1/2029             1,000                               844
         8.625%, 5/15/2022              225                               232
United Technologies Corp.
         8.875%, 11/15/2019             575                               640
Viacom Inc.
         6.75%, 1/15/2003             1,000                               983
         7.75%, 6/1/2005              4,000                             4,027
Yosemite Security Trust
         8.25%, 11/15/2004            4,000                             3,944
                                                                     --------
                                                                      121,780
                                                                     --------
UTILITIES (1.7%)
AT&T Corp.
         5.625%, 3/15/2004              150                               142
         8.35%, 1/15/2025               210                               207
Ameritech Capital Funding
         7.50%, 4/1/2005                600                               601
Arizona Public Service Co.
         7.25%, 8/1/2023                400                               359
Baltimore Gas & Electric Co.
         8.375%, 8/15/2001              800                               817
CMS Panhandle Holding Co.
         6.125%, 3/15/2004              300                               285
         6.50%, 7/15/2009               800                               729
         7.00%, 7/15/2029               475                               417
Cinergy Corp.
         6.125%, 4/15/2004            6,000                             5,632
 Coastal Corp.
         6.50%, 6/1/2008              1,000                               922
         7.42%, 2/15/2037               325                               296
         7.75%, 10/15/2035              750                               711
Commonwealth Edison
         7.375%, 9/15/2002            1,000                             1,004
         7.50%, 7/1/2013                250                               243
Consolidated Edison Co. of
New York, Inc.
         6.625%, 2/1/2002             1,000                               992
Edison International Inc.
         6.875%, 9/15/2004            2,900                             2,846
El Paso Energy Corp.
         6.75%, 5/15/2009             3,500                             3,262
Enron Corp.
         6.40%, 7/15/2006             1,500                             1,406
         6.75%, 8/1/2009              1,050                               979
         6.875%, 10/15/2007           1,000                               947
         7.125%, 5/15/2007              300                               289
         9.125%, 4/1/2003               700                               732
         9.65%, 5/15/2001               400                               413
GTE North Inc.
         5.65%, 11/15/2008              200                               177
GTE South Inc.
         6.125%, 6/15/2007            1,500                             1,387
--------------------------------------------------------------------------------
                                       FACE                            MARKET
                                     AMOUNT                            VALUE*
                                      (000)                             (000)
--------------------------------------------------------------------------------
Illinois Power Co.
         7.50%, 7/15/2025          $    500                          $    451
KN Energy, Inc.
         6.45%, 3/1/2003                750                               727
MCI Communications Corp.
         6.50%, 4/15/2010               850                               792
         7.50%, 8/20/2004             2,075                             2,101
         7.75%, 3/23/2025               350                               330
Michigan Bell Telephone Co.
         7.50%, 2/15/2023               175                               165
Midamerican Funding LLC
         5.85%, 3/1/2001              2,700                             2,660
National Rural Utility Co.
         6.20%, 2/1/2008              1,500                             1,392
New England Telephone &
Telegraph Co.
         6.875%, 10/1/2023              200                               175
         7.875%, 11/15/2029             750                               757
         9.00%, 8/1/2031              1,000                             1,044
New York Telephone Co.
         6.125%, 1/15/2010            1,500                             1,352
Pacific Bell Telephone Co.
         7.25%, 7/1/2002                275                               277
Southern California Edison
         5.625%, 10/1/2002            1,500                             1,448
Southwestern Bell Telephone Co.
         7.25%, 7/15/2025               400                               358
         7.625%, 3/1/2023               725                               686
Sprint Capital Corp.
         6.875%, 11/15/2028           1,700                             1,513
Texas Utilities Co.
         7.875%, 3/1/2023               225                               214
         8.125%, 2/1/2002               400                               407
Union Electric Power Co.
         7.65%, 7/15/2003               250                               253
US West Capital Funding, Inc.
         6.125%, 7/15/2002            1,000                               975
US West Communications Inc.
         7.20%, 11/1/2004             2,400                             2,385
         7.25%, 9/15/2025             1,000                               923
Virginia Electric & Power Co.
         6.625%, 4/1/2003             1,250                             1,225
         6.75%, 10/1/2023               500                               425
Worldcom Inc.
         6.125%, 8/15/2001            3,500                             3,458
                                                                     --------
                                                                       52,288
                                                                     --------
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $398,171)                                                       384,536
-----------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS
(U.S. DOLLAR-DENOMINATED)(1.8%)
-----------------------------------------------------------------------------
ABN-AMRO BK NV (Chicago)
         7.25%, 5/31/2005          $  1,000                          $    987
Abbey National PLC
         7.95%, 10/26/2029            2,200                             2,196
Ahold Finance USA Inc.
         6.875%, 5/1/2029             1,200                             1,055
Bank of Nova Scotia
         6.875%, 5/1/2003               250                               245
Province of British Columbia
         7.00%, 1/15/2003               630                               630
Canadian National Railway Co.
         6.80%, 7/15/2018             1,075                               971
         6.90%, 7/15/2028               400                               355
Republic of Chile
         6.875%, 4/28/2009            1,300                             1,206
China Telecom
         7.875%, 11/2/2004            5,800                             5,761
The Development Bank of
Singapore Ltd.
         7.875%, 8/10/2009              825                               821
Embotelladora Andina SA
         7.875%, 10/1/2097              650                               495
Republic of Finland
         7.875%, 7/28/2004              850                               880
Grand Metropolitan Investment Corp.
         8.625%, 8/15/2001            1,000                             1,026
         9.00%, 8/15/2011             1,000                             1,103
Hanson Overseas
         7.375%, 1/15/2003            1,850                             1,845
Inter-American Development Bank
         8.50%, 3/15/2011               175                               191
Israel Electric Corp.
         7.75%, 3/1/2009              1,300                             1,255
KFW International Finance, Inc.
         7.20%, 3/15/2014               300                               295
         7.625%, 2/15/2004              400                               409
Korean Development Bank
         7.125%, 4/22/2004            3,700                             3,605
Korea Electric Power
         7.00%, 2/1/2007                650                               597
         7.75%, 4/1/2013              1,400                             1,310
Province of Manitoba
         6.875%, 9/15/2002            2,500                             2,496
         7.75%, 2/1/2002                825                               838
         8.75%, 5/15/2001               300                               307
         9.625%, 12/1/2018              400                               482
National Westminster Bancorp Inc.
         9.375%, 11/15/2003             500                               534
Province of New Brunswick
         8.75%, 5/1/2022                400                               445
         9.75%, 5/15/2020               500                               605
Province of Newfoundland
         7.32%, 10/13/2023              600                               563
         10.00%, 12/1/2020              250                               303
Noranda, Inc.
         8.625%, 7/15/2002              550                               558
Noranda Forest
         7.50%, 7/15/2003               500                               492
Northern Telecom Ltd.
         6.875%, 9/1/2023               500                               448
Province of Ontario
         7.375%, 1/27/2003              175                               177
         7.75%, 6/4/2002                275                               280
Pemex Finance Ltd. Notes
         6.125%, 2/15/2002            1,300                             1,278
         9.14%, 7/6/2003              1,600                             1,620
         9.69%, 4/1/2007              2,500                             2,563
Petro-Canada
         8.60%, 10/15/2001            2,000                             2,049
         9.25%, 10/15/2021              650                               716
--------------------------------------------------------------------------------
                                       FACE                            MARKET
                                     AMOUNT                            VALUE*
BALANCED INDEX FUND                   (000)                             (000)
--------------------------------------------------------------------------------
Petro Geo-Services
         6.25%, 11/19/2003         $    500                          $    479
         7.125%, 3/30/2028            1,075                               941
         7.50%, 3/31/2007               250                               245
Petroliam Nasional Bhd.
         8.875%, 8/1/2004             2,100                             2,189
Pohang Iron & Steel Co. Ltd.
         7.125%, 7/15/2004            1,300                             1,248
Republic of Portugal
         5.75%, 10/8/2003             1,000                               962
The State of Qatar
         9.50%, 5/21/2009             1,500                             1,576
Province of Quebec
         7.125%, 2/9/2024               400                               372
Province of Saskatchewan
         6.625%, 7/15/2003            2,250                             2,216
         8.00%, 7/15/2004             1,600                             1,653
Swiss Bank Corp.
         7.00%, 10/15/2015              500                               460
         7.375%, 7/15/2015              250                               238
TPSA Finance BV
         7.75%, 12/10/2008              360                               336
Telecomunicaciones de Puerto Rico
         6.15%, 5/15/2002               500                               485
         6.65%, 5/15/2006             1,000                               947
         6.80%, 5/15/2009               400                               366
--------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
(COST $60,130)                                                         58,705
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.2%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)      5.64%, 1/18/2000             2,500                             2,494
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
         Obligations in a Pooled
         Cash Account
         3.25%, 1/3/2000             37,219                            37,219
         3.47%, 1/3/2000--Note F     30,550                            30,550
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $70,263)                                                         70,263
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
(Cost $2,426,092)                                                   3,161,075
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                $  67,664
Liabilities--Note F                                                  (100,261)
                                                                     -----------
                                                                      (32,597)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 154,706,884 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                        $3,128,478
================================================================================
NET ASSET VALUE PER SHARE                                              $20.22
================================================================================
*See Note A in Notes to Financial Statements.
o Non-Income-Producing Security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 60.4% and 1.6%, respectively, of net assets.
See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
REIT--Real Estate Investment Trust.
ADR--American Depositary Receipt.











---------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------
                              AMOUNT           PER
                               (000)         SHARE
---------------------------------------------------
Paid in Capital           $2,393,158        $15.47
Overdistributed Net
 Investment Income              (798)         (.01)
Accumulated Net
 Realized Gains                  239            --
Unrealized Appreciation--
 Note E
 Investment Securities       734,983          4.75
 Futures Contracts               896           .01
---------------------------------------------------
NET ASSETS                $3,128,478        $20.22
---------------------------------------------------
                                       46

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                             BALANCED INDEX FUND
                                                    YEAR ENDED DECEMBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends                                                      $ 17,549
         Interest                                                         65,851
         Security Lending                                                    493
                                                                       ---------
                  Total Income                                            83,893
                                                                       ---------
EXPENSES
         The Vanguard Group--Note B
                  Investment Advisory Services                               205
                  Management and Administrative                            4,128
                  Marketing and Distribution                                 414
         Custodian Fees                                                      124
         Auditing Fees                                                         9
         Shareholders' Reports                                               111
         Trustees' Fees and Expenses                                           3
                                                                       ---------
                  Total Expenses                                           4,994
                  Expenses Paid Indirectly--Note C                           (8)
                                                                       ---------
                  Net Expenses                                             4,986
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     78,907
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold                                        8,091
         Futures Contracts                                                 5,083
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                         13,174
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                           244,975
         Futures Contracts                                               (1,776)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         243,199
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $335,280
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          BALANCED INDEX FUND
                                                        YEAR ENDED DECEMBER 31,
                                                       -------------------------
                                                            1999           1998
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 78,907      $ 52,151
  Realized Net Gain                                        13,174        16,665
  Change in Unrealized Appreciation (Depreciation)        243,199       198,236
                                                       -------------------------
   Net Increase in Net Assets Resulting from Operations   335,280       267,052
                                                       -------------------------
DISTRIBUTIONS
  Net Investment Income                                   (78,758)      (52,344)
  Realized Capital Gain                                   (18,381)      (13,902)
                                                       -------------------------
   Total Distributions                                    (97,139)      (66,246)
                                                       -------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                1,388,874       744,346
  Issued in Lieu of Cash Distributions                     91,589        62,334
  Redeemed                                               (593,711)     (264,287)
                                                       -------------------------
   Net Increase from Capital Share Transactions           886,752       542,393
--------------------------------------------------------------------------------
  Total Increase                                        1,124,893       743,199
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                     2,003,585     1,260,386
  End of Year                                          $3,128,478    $2,003,585
                                                       -------------------------
================================================================================
1Shares Issued (Redeemed)
  Issued                                                   72,741        42,682
  Issued in Lieu of Cash Distributions                      4,801         3,511
  Redeemed (31,232) (15,153)
   Net Increase in Shares Outstanding                      46,310        31,040
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------
                                                                            BALANCED INDEX FUND
                                                                           YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999    1998     1997    1996     1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $18.48  $16.29   $13.92  $12.77   $10.34
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                                     .58     .54     .520     .50      .45
         Net Realized and Unrealized Gain (Loss) on Investments   1.88    2.33    2.525    1.26     2.48
                                                                -----------------------------------------
                  Total from Investment Operations                2.46    2.87    3.045    1.76     2.93
                                                                -----------------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income                     (.58)   (.54)   (.530)   (.49)    (.45)
         Distributions from Realized Capital Gains                (.14)   (.14)   (.145)   (.12)    (.05)
                                                                -----------------------------------------
                  Total Distributions                             (.72)   (.68)   (.675)   (.61)    (.50)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $20.22  $18.48   $16.29  $13.92   $12.77
=========================================================================================================
TOTAL RETURN*                                                    13.61%  17.85%   22.24%  13.95%   28.64%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)                      $3,128  $2,004   $1,260    $826     $590
         Ratio of Total Expenses to Average Net Assets            0.20%   0.21%    0.20%   0.20%    0.20%
         Ratio of Net Investment Income to Average Net Assets     3.18%   3.29%    3.56%   3.69%    3.85%
         Portfolio Turnover Rate                                    29%     25%      18%    37%+      16%
=========================================================================================================

*Total return figures do not reflect the annual account maintenance fee of $10. +Portfolio turnover rate excluding in-kind redemptions was 30%.

NOTES TO FINANCIAL STATEMENTS
Vanguard Balanced Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts, S&P MidCap 400 Index futures contracts, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between the changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the fund had contributed capital of $595,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.60% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1999, custodian fee offset arrangements reduced expenses by $8,000.

D. During the year ended December 31, 1999, the fund purchased $687,989,000 of investment securities and sold $195,104,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $955,970,000 and $503,097,000, respectively.

E. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $734,983,000, consisting of unrealized gains of $848,802,000 on securities that had risen in value since their purchase and $113,819,000 in unrealized losses on securities that had fallen in value since their purchase.
     At December 31, 1999, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation were:


--------------------------------------------------------------------------------
                                                        (000)
                                            ------------------------------------
                                             AGGREGATE
                           NUMBER OF         SETTLEMENT       UNREALIZED
FUTURES CONTRACTS       LONG CONTRACTS        VALUE          APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                 34             $12,616             $428
S&P MidCap 400 Index          20               4,492              244
Russell 2000 Index            13               3,315              224
--------------------------------------------------------------------------------
     Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. The market value of securities on loan to broker/dealers at December 31, 1999, was $39,883,000, for which the fund held cash collateral of $30,550,000 and U.S. Treasury securities with a market value of $12,541,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Balanced Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Balanced Index Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000




================================================================================
SPECIAL 1999 TAX INFORMATION (UNAUDITED)FOR
VANGUARD BALANCED INDEX FUND

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $16,067,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1999, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 20.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
================================================================================

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND
The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES
JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, Jr. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY Secretary; Managing
Director and Secretary of The Vanguard Group,
Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The
Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY  Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP LOGO]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


Q020-02/22/2000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.